UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Booking Holdings Inc.
(Name of Registrant as Specified In Its Charter)
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2026

Notice of Annual Stockholders' Meeting and Proxy Statement

Tuesday, June 2, 2026 | 11:00 AM ET

BOOKING HOLDINGS

Our mission is to make it easier for
everyone to experience the world. We aim to:

make it easy for people to plan, find, book, pay for, and experience travel.	provide consumers with comprehensive choices and value, including expanding the range of travel- related products and services available on our platforms.	create innovative and valuable Gen AI-powered consumer and partner offerings.	offer platforms, tools, and insights to our partners to drive mutual growth.	operate our business sustainably and support more sustainable travel choices by our consumers and partners.

Our Values

Experiences of Every Kind, For Everyone.	We believe that by making it easier for everyone to experience the world, we are doing our part to create a more connected and understanding world.

Absolute Integrity.	We strive to do the right thing and achieve success with integrity and accountability.

Relentless Innovation.	We are never satisfied with the status quo, and push to innovate every day.

Diversity Gives Us Strength.	We operate in over 220 countries and territories and 40+ languages, and believe that diverse ideas, people, and experiences contribute to our success.

The Sum is Greater Than Our Parts.	Our people are our strength. Together, we make it easier for everyone to experience the world.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	1

2	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
APRIL  , 2026
Dear Stockholders,
For nearly three decades, Booking Holdings has helped transform travel through innovative technology. Today, we are at another pivotal moment for our industry. Generative AI is accelerating innovation and reshaping how we advance our mission: To Make It Easier For Everyone To Experience The World. As with past technological leaps, we believe
Generative AI will serve as a powerful catalyst for innovation and growth. As a result, I have never been more optimistic about the long-term future of travel or more confident in the opportunities ahead for Booking Holdings.
While there will always be short-term disruptions to travel due to conflicts, natural disasters or periods of economic slowdown, looking at the long-term, travel demand remains a powerful and growing force, driven by the deep human desire to explore, connect and experience the world. Our customers, both travelers and partners, want value, reliability, and service. Our commitment to delivering that earns their trust, and is an important reason why they choose us today and we believe they will continue to choose us in the years ahead.
2025: Strong Execution Amidst Technological Evolution
Against this backdrop and amidst this latest technology transformation – which was well underway throughout 2025 – the past year was one of disciplined growth. We delivered solid financial performance while investing thoughtfully in our long-
term strategy, delivering gross booking growth that outpaced the broader accommodations industry.
We booked more than 1.2 billion room nights, an increase of 8% year over year. Financially we achieved $26.9 billion in revenues, up 13% compared to the prior year, $5.4 billion in net income, down 8% from the prior year, and adjusted
EBITDA of $9.9 billion, reflecting a 20% increase. See Appendix A for a reconciliation of non-GAAP financial measures to GAAP financial measures.
We generated approximately $9.4 billion in net cash provided by operating activities and approximately $9.1 billion in free cash flow. We returned $8.2 billion to stockholders through share repurchases, dividends, and $1.1 billion utilized to settle the conversion premium on our convertible notes at maturity to avoid dilution from settlement in stock. Since restarting our repurchase program in 2022, we have returned more than 100% of our free cash flow to stockholders and reduced our share count by 22%, after accounting for shares issued for employee equity compensation. We also increased our quarterly dividend by 10% in the first quarter of 2025, reflecting confidence in our long-term trajectory. We continued
enhancing the travel experience across our platform, saw strong growth in Asia and the United States, and further expanded our AI driven capabilities in our effort to deliver greater value to both travelers and partners.
Beyond the numbers, we made meaningful progress advancing our strategic vision across Booking.com, Priceline, Agoda,
Kayak, and OpenTable. These investments are focused on improving how trips are discovered, planned, booked, and managed, while further strengthening the tools, insights, and services provided to our supply partners. Over time, our opportunity lies in further connecting our data and travel technology expertise in real time to seamlessly support every aspect of a trip – before, during, and post-stay – driving incremental demand for our supply partners. Our data, deep industry knowledge, and relationships with millions of partners on the ground remain a critical differentiator to propel future growth.
Looking ahead, I am highly encouraged by the opportunities ahead for our company. The long-term drivers of our industry remain compelling, and our mission and the principles that have guided us since our inception will continue to shape our path forward.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	3
Travel’s Foundations are Stronger Than Ever
We have seen that travel has consistently grown faster than global GDP. And as prosperity rises and access to opportunities expand, people increasingly view travel not as a luxury, but as an essential part of their lives.
The structural backdrop is no different today. Rising incomes are expanding the global traveler base, longer and healthier lives are extending active travel years, and demand is broadening across regions and generations. Travel flows are evolving, with growth coming from both established markets and faster growing regions around the world.
Our industry will always face periods of volatility, but travel has consistently proven to be resilient. It recovers because the underlying human desire to travel does not fade.
Delivering Value for our Customers
Delivering superior technology and exceptional value to our customers is the cornerstone of enduring success. We serve two sets of customers – travelers and supplier partners – and our ability to create differentiated value for both drives loyalty, growth, and long-term stronger competitive positioning.
For travelers, we continued advancing our Connected Trip vision, centered on reducing friction and increasing relevance across the traveler journey. In 2025, connected transactions, meaning trips that included bookings across more than one vertical, grew in the high 20% range and represented a low double digit percentage of Booking.com’s total transactions.
This demonstrates that travelers trust us to manage multiple aspects of their trips.
We also strengthened our Genius loyalty program, now available in more than 200 countries and territories and spanning a broad range of supply, including independent properties and alternative accommodations. The value of Genius is straightforward: reward loyal travelers with meaningful benefits while delivering incremental bookings to our partners.
Last year, Level 2 and Level 3 Genius travelers represented over 30% of our active base and accounted for a high-50% share of room nights, up from 2024. These travelers book more frequently, book further in advance, and return more consistently.
We continued to expand our Alternative Accommodations supply, reaching 8.6 million listings at year end, to better serve evolving traveler preferences. Alternative Accommodations room night growth once again outpaced both our core hotel business and the broader alternative accommodations industry, underscoring sustained demand for flexibility, variety, and choice.
For our partners, our value proposition remains foundational to our two sided marketplace, particularly as technology and consumer behavior continue to evolve. Independent partners drive the vast majority of our room nights, while the top 10 global hotel chains represent only a low double digit percentage of Booking.com’s total room nights. Partners work with us not only for the demand we generate, but also for our data driven insights and integrated technology solutions across payments and advertising, among others, which help them operate effectively and more efficiently in an increasingly complex digital environment.
Strong partnerships, however, require more than technology. They require collaboration, local expertise, and shared success. That is why we maintain dedicated partner services teams around the world, working closely with our supply partners to improve performance and adapt to local market dynamics.
This partnership model is especially important as international travel continues to be a meaningful driver of long-term growth, even as it introduces greater complexity across language, payments, and service. To help our partners navigate that complexity, we have made targeted investments including accelerating the integration of Generative AI to improve customer service response times, enhancing local language capabilities, and expanding our global payments platform to support more than 100 payment methods and over 50 currencies.
By continuously enhancing value on both sides of our marketplace, we reinforce the foundation for sustainable, long-term growth.
Technology as an Enabler for Growth and Opportunities
Technology is at the core of our value proposition.

4	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
From our earliest days, we have been a technology led company. We have deployed traditional AI at scale for more than a decade and our approach to Generative AI builds on that foundation. As with every wave of innovation, we focus on practical application, deploying technology where it delivers tangible and measurable outcomes for our customers, our partners, and our business. We continuously enhance our existing products while testing and learning quickly to help shape what comes next in travel. And that mindset is even more critical in a Generative AI driven world.
The pace of innovation today is even faster. Generative AI is reshaping how people search for, plan, book, and experience travel. Across our brands, thousands of engineers, data scientists, and product teams are working on embedding this technology throughout the traveler journey.
In 2025, we introduced capabilities that enable natural language search during discovery, smart filters and property summaries to support booking decisions, and interactive AI assistants that provide faster and more personalized support before and during travel. As we work to scale these capabilities in accommodations, we are also expanding some of them into additional verticals and have introduced voice functionality.
We are also partnering with leading AI innovators to explore emerging consumer behaviors and new entry points into travel. As large language model platforms evolve and new demand pathways develop, we are well positioned to participate in and help shape that demand – much as we have done throughout our history when new demand pathways emerged and customer behavior evolved. At the same time, we remain focused on growing our direct relationships with travelers. Whether people begin their journey on review sites, search engines, social media apps or now through LLMs, our global marketing efforts seek to meet the customer in the right channel, at the right moment in time to deliver the superior technology-driven booking experience that has driven the growth of this company for decades, while encouraging deeper direct engagement with our platforms.
Even with progress already underway, we believe we are only beginning to realize how transformative this technology can be for the travel experience. Over time, we envision a seamless and personalized experience in which AI-powered agents help coordinate trips with greater customization, context, and convenience.
Our company culture is rooted in an obsession with making travel easier. In an era of rapid technological advancement, our ability to combine proprietary data, advanced technological expertise, deep experience operating across more than
220 countries and territories, and millions of properties enables us to deliver differentiated value. Together, these strengths, reinforced by continued investment in AI capabilities and operational excellence, create a durable foundation for long-term success.
Closing
The global travel market and demand for travel continue to grow, creating a runway of opportunity ahead. As a leader in our industry, we remain focused on pioneering the next waves of innovation that will enhance value across both sides of our marketplace. Advances in AI can be a tailwind for us going forward, allowing us to make things more intuitive, personalized, and efficient across our marketplace.
But we know that trust is earned every day and at every touchpoint with our customers. We must remain agile, continue to adapt, and challenge ourselves to improve. We will keep testing and learning with discipline, stay humble yet ambitious, remain grounded in what our customers need, and operate with integrity while delivering strong results.
We have always been a forward-looking company, anticipating change and evolving our business to stay ahead of it. Our journey has only been made possible by the dedication of our employees, the guidance of our Board, and the continued
trust of our stockholders.
Together, we will continue building for the long-term.
Thank you.
Glenn Fogel
Chief Executive Officer
Booking Holdings Inc.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	5
APRIL  , 2026
Dear Stockholder,
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Booking Holdings
Inc. to be held at 11:00 a.m. Eastern Time on Tuesday, June 2, 2026.
You may attend the Annual Meeting, which will be held virtually, by visiting the website www.virtualshareholdermeeting.com/
BKNG2026. To ask questions and vote, you will need the 16‑digit control number that appears on your Notice of Internet Availability of Proxy Materials, on the proxy card, or on the instructions that accompanied the proxy materials.
The proxy statement provides information about Booking Holdings Inc. in addition to describing the business we will conduct at the meeting.
Whether or not you plan to attend, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible or vote online or by calling the toll‑free telephone number as described in the instructions included in your proxy card. Your stock will be voted in accordance with the instructions you give in your proxy card. You may attend the
Annual Meeting and vote through the virtual meeting platform, even if you have previously voted, by following the instructions included in the proxy statement. We hope you are able to join us on June 2.
Sincerely,
Robert J. Mylod, Jr.
Chair of the Board
April  , 2026

6	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION - DATED APRIL 10, 2026
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
The Board of Directors of Booking Holdings Inc. is soliciting your proxy for the 2026 Annual Meeting of Stockholders.

DATE AND TIME Tuesday, June 2, 2026 11:00 a.m. Eastern Time	LOCATION www.virtualshareholdermeeting.com/ BKNG2026 See How to Attend the Annual Meeting on page 111
RECORD DATE
The Board of Directors fixed the close of
business on April 7, 2026 as the record date
for identifying those stockholders entitled to
notice of, and to vote at, the Annual Meeting
and at any adjournment or postponement of
the Annual Meeting. On April 2, 2026 the
Company effected a 25-for-1 forward stock
split (the “Stock Split”). Share numbers
reflect the impact of the Stock Split.

ITEMS OF BUSINESS AND BOARD RECOMMENDATIONS:

1	2	3	4	5 & 6

Election of eleven directors	Advisory vote to approve 2025 executive compensation	Ratification of selection of the independent registered public accounting firm	Amendment of the Company's certificate of incorporation to provide for the exculpation of officers	Non‑binding stockholder proposals, if properly presented

FOR ALL Page 12	FOR Page 88	FOR Page 93	FOR Page 96	AGAINST Page 98

As well as other business as may properly come before the meeting or any adjournment or postponement of the meeting.
Even if you have given your proxy, you may still vote on the virtual meeting platform if you attend the Annual Meeting.
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name to obtain a 16‑digit control number.

AT THE MEETING	ONLINE	TELEPHONE	MAIL

To attend the Annual Meeting, visit
www.virtualshareholdermeeting.com/
BKNG2026. To vote or ask questions during the
Annual Meeting, you must have the 16‑digit
control number included on your proxy card or
Notice of Internet Availability of Proxy Materials.
	You may vote online at www.proxyvote.com or by scanning the QR code on your proxy card.	You may vote by calling 1‑800‑690‑6903, a toll‑free number.	Complete, date, and sign the enclosed proxy card and return it in the enclosed postage prepaid envelope (if mailed in the United States).

April  , 2026
By order of the Board of Directors
Caitlin Kobialka
Corporate Secretary
Norwalk, Connecticut

This proxy statement and our 2025 Annual Report are also available on our website at https://ir.bookingholdings.com/financials/ annual‑reports/default.aspx.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	7
PROXY SUMMARY
OUR MISSION IS TO MAKE IT EASIER FOR EVERYONE TO EXPERIENCE THE WORLD
Booking Holdings Inc. (the “Company,” “Booking Holdings,” “we,” “our,” or “us”) is the world’s leading provider of online travel and related services. We offer these services through five primary consumer-facing brands:

	Accommodations	Ground Transportation	Flights	Activities	Restaurants	Meta Search
Booking.com
Priceline
Agoda
KAYAK
OpenTable

FORBES	FORTUNE	TIME
America’s Best Companies Most Trusted Companies in America	World’s Most Admired Companies Fortune 500 List Fortune 100 Fastest‑Growing Companies	World’s Best Companies

COUNTRIES AND TERRITORIES 220+	LANGUAGES 40+	PROPERTIES ~4.4M

8	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
PROXY SUMMARY
Our 2025 Performance
Our 2025 Financial Performance
In 2025, we achieved an all-time high of over 1.2 billion room nights booked on our platforms, and new records in gross bookings, revenues, and Adjusted EBITDA. Through our transformation program, we enabled approximately $550 million in annual run-rate savings, creating capacity for us to strategically invest to support sustained growth and long-term value creation. We also prioritized returning capital to stockholders by repurchasing $5.9 billion in shares (excluding share repurchases related to employee tax withholding and excise taxes on share repurchases), paying out $1.2 billion in cash dividends, and utilizing $1.1 billion to settle the conversion premium on our convertible notes at maturity, representing
88% of net cash provided by operating activities in 2025. We made steady progress on the initiatives that support our long-term strategy by advancing our Connected Trip vision, executing our growth strategies in Asia and the U.S., and continuing to build out AI capabilities that create more value for both consumers and partners. For additional information regarding our business and financial performance, please see our Annual Report on Form 10-K for the year ended
December 31, 2025.

GROSS BOOKINGS	ROOM NIGHTS

$186.1B 12% increase compared to 2024	1,235M 8% increase compared to 2024

REVENUES	NET INCOME

$26.9B 13% increase compared to 2024	$5.4B 8% decrease compared to 2024

ADJUSTED EBITDA*	DILUTED EPS**
	GAAP	Adjusted*
$9.9B 20% increase compared to 2024	$6.62 4% decrease compared to 2024	$9.12 22% increase compared to 2024

*See Appendix A to this proxy statement for a reconciliation of non‑GAAP financial measures and rationale for use of non‑GAAP financial measures.
**    Diluted EPS reflects the impact of the Stock Split.
Corporate Governance Highlights
We maintain corporate governance practices that are designed to protect and grow long‑term stockholder value, including:

  Current Board Chair is independent
  Lead Independent Director
  Stock ownership guidelines for directors and
executive officers
  10 of 11 director nominees are independent
  Annual director elections (i.e., no classified board)
  Annual board and committee self‑evaluation
  Stockholders can act by written consent in lieu of
a meeting

  Stockholders can call special meetings
  Annual “say‑on‑pay” vote
  Prohibit hedging or pledging of stock by directors
and executive officers
  Stockholder‑approved proxy access
  Majority voting in director elections
  No supermajority voting provisions
  No poison pill/rights plan

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	9
PROXY SUMMARY
Our Board
Our Board

	Age (as of 3‑31‑26)			Committee and Subcommittee Memberships				Other U.S. Public Directorships
Director Nominees		Director Since	Independent	Audit	Corporate Governance	Talent and Compensation	Cybersecurity
Glenn D. Fogel	64	2017						0
Mirian M. Graddick‑Weir	71	2018				C		1
Kelly Grier	56	2023		M				3
Robert J. Mylod, Jr. (Chair)	59	2017				M		1
Charles H. Noski (Lead Independent Director)	73	2015		M	C			1
Larry Quinlan	63	2022					C	2
Nicholas J. Read	61	2018		M			M	0
Thomas E. Rothman	71	2013			M			0
Kurt Sievers	56	2026			M			0
Sumit Singh	46	2022				M		1
Vanessa Wittman	58	2019		C	M		M	2
Retiring Director
Lynn V. Radakovich	58	2016			M	M		3
Number of Meetings in 2025				9	4	6	4

M	Member	C	Chair
Ms. Lynn Radakovich has announced that she will be retiring from the Company's Board, effective as of the Annual
Meeting, and therefore she is not standing for re‑election. We extend our deepest gratitude to Ms. Radakovich for her decade of service to our Board and stockholders.
Our director nominees exhibit a strong mix of desired attributes, including business experience, tenure, age, diversity of perspectives, and independence. The following is a snapshot of some key characteristics of our director nominees.

DIVERSE

3 Women

TENURE*

4 >8 Years

4 <4 Years
Tenure
Average: 6.9

3 4-8 Years

3 Racially or Ethnically Diverse
Diverse
*as of the Annual Meeting

AGE

3 >65

1 <55
Age
Average: 62

7 56-65

DIRECTOR QUALIFICATIONS

9	Leadership	7	Finance	11	Global Business

2	Human Resources	6	Technology	2	Sales and Marketing

10	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
PROXY SUMMARY
Executive Compensation Highlights
Executive Compensation Highlights
Our Board recommends that stockholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“NEOs”) in 2025. The Talent & Compensation Committee (the “T&C Committee”) designs our executive compensation program with an emphasis on performance-based pay, aligning executive interests with those of stockholders, and attracting and retaining key talent. In 2025, a majority of the overall compensation awarded to our NEOs was performance-based and consisted primarily of stock-based compensation. The T&C Committee granted stock-based compensation consisting of (i) performance share units (“PSUs”) with three-year financial performance-based targets impacted by a relative total stockholder return modifier and an absolute total stockholder return governor, and (ii) restricted stock units (“RSUs”) that vest equally over three years. In addition, NEO bonuses awarded under the short-term incentive program were subject to individual bonus caps of two times target. We believe that these program features appropriately incentivize our NEOs and align their interests with stockholders, and have contributed to strong stockholder support for our say-on-pay advisory vote each year since 2023. We invite you to read A Letter from the Talent and Compensation
Committee to our Stockholders on page 42 and our Compensation Discussion & Analysis on page 43 for more information.

2025 COMPENSATION MIX(1)
CEO

4%
Base Salary
96%
Incentive-Based
35%
RSUs
9%
Cash Incentives
61%
is
Performance-
Based
52%
PSUs

Average of Other NEOs

8%
Base Salary
92%
Incentive-Based
33%
RSUs
59%
is
Performance-Based
45%
PSUs
14%
Cash Incentives

(1)Mix is shown at target. Percentages are approximate due to rounding.
Stock Split
On April 2, 2026, the Company effected a twenty-five-for-one forward stock split of the Company’s common stock (the
“Stock Split”). The Company’s common stock began trading at the split-adjusted price on April 6, 2026. Share numbers and per-share amounts presented in this proxy statement have been adjusted retroactively, where applicable, to reflect the Stock Split.

11

Corporate Governance

DIRECTOR INDEPENDENCE	35

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	35

OTHER GOVERNANCE POLICIES AND PRACTICES	36

SUSTAINABILITY AND INCLUSION	37

CYBERSECURITY & PRIVACY	38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	39

12	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE

Proposal 1 Election of Directors

The Board of Directors recommends a vote FOR each of the Board’s nominees.

The Board currently consists of twelve directors, with no vacancies, and the term of all directors expires at the Annual
Meeting. Ms. Radakovich is retiring from the Board, effective as of the Annual Meeting, and therefore is not standing for re‑election. Due to Ms. Radakovich’s retirement, the size of the Board will be reduced from twelve directors to eleven directors, effective as of the Annual Meeting.
Assuming all nominated directors are elected, following the Annual Meeting the Board will consist of eleven directors with no vacancies. If elected at the Annual Meeting, each of the eleven director nominees will hold office for a one‑year term until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation, or removal. Unless otherwise instructed, the persons named as proxies on the accompanying proxy card will vote shares represented by properly executed proxies for the eleven nominees listed below. The proxies solicited by this proxy statement may not be voted for more than eleven nominees.
Although the Board anticipates that the eleven nominees will be available to serve as directors on our Board and each person nominated has agreed to serve if elected, if any of them should be unwilling or unable to serve, the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	13
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Nominees for Election as Directors
Set forth below is biographical information as of March 31, 2026 for each person nominated for election to the Board at the Annual Meeting.

Glenn D. Fogel 64	Chief Executive Officer and President

Director Since 2017	Committees ●None

Other Current U.S. Public Company Directorships ●None

Professional Experience
●Booking Holdings Inc.
●Chief Executive Officer and President (since 2017)
●Chief Executive Officer of Booking.com (since 2019)
●Head of Worldwide Strategy and Planning (2010 - 2016)
●Executive Vice President, Corporate Development (2009 - 2016)
●Trader at a global asset management firm
●Investment banker specializing in the air transportation industry
●Member of the New York State Bar (retired)

Qualifications

Leadership: Guided Booking Holdings through a long period of sustained global growth and strategic transformation in his roles as President and CEO of Booking Holdings and CEO of Booking.com.

Finance: Expertise in finance gained through his roles as CEO, Head of Worldwide Strategy and Planning, and Corporate Development, which build upon his background as an investment banker and a trader.

Global Business: Manages our complex international operations and led our corporate development for over fifteen years, completing the acquisitions of Booking.com, Agoda, KAYAK, and OpenTable, among others.

Technology: Focuses the Company on relentless innovation and leveraging Gen AI and other new technologies to execute our long-term strategy, while managing an evolving risk and compliance environment.

14	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors

Mirian M. Graddick‑Weir 71	Independent

Director Since 2018	Committees ●Talent and Compensation (Chair)

Other Current U.S. Public Company Directorships ●Yum! Brands, Inc. (since 2012); Nominating and Governance Committee (Chair), Management Planning and Development Committee

Professional Experience
●Merck & Co., Inc.
●Executive Vice President of Human Resources (2008 - 2018)
●Senior Vice President of Human Resources (2006 - 2008)
●AT&T Corporation
●Executive Vice President of Human Resources and Employee Communications (2004 - 2006)
●Executive Vice President of Human Resources (1999 - 2004)
Board and Other Experience
●The Samuel E. Massenberg Sr. Foundation, Inc., CEO (since 2016)
●Foundation Board of the Society for Industrial/Organizational Psychology (SIOP), Trustee (since 2018)

Qualifications

Global Business: Experienced business leader at two major international firms for nearly two decades as well as a long-standing board leader for two public companies.

Human Resources: Managed global talent, executive development, compensation, benefits, recruiting, and training impacting employees at two major international firms.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	15
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Kelly Grier 56	Independent

Director Since 2023	Committees ●Audit

Other Current U.S. Public Company Directorships
●Illinois Tool Works, Inc. (since 2022); Audit Committee, Finance Committee
●CDW Corporation (since 2023); Audit Committee, Nominating and Corporate
Governance Committee
●AT&T Corporation (since 2025); Human Resources Committee, Corporate Development
and Finance Committee

Professional Experience
●Permira Advisers, a global investment firm, Senior Adviser (since 2023)
●Ernst & Young (EY), a global professional services firm
●Chair and Chief Executive Officer, EY‑US (2018 - 2022)
●Managing Partner for the Americas region (2018 - 2022)
●Chair of EY-US Board and a member of the EY Global Executive and Global Practice Group (2018 - 2022)
●Vice Chair of Talent of EY, SEC Audit Partner, and other roles (1991 - 2018)
●Certified Public Accountant (retired)
Board and Other Experience
●Zendesk, Director (since 2023)
●Peterson Institute for International Economics, Director

Qualifications

Leadership: Held various executive roles, including CEO for a leading market of a major global professional services firm.

Finance: Certified public accountant with over three decades’ experience at a leading global accounting firm, and member of three public company audit committees.

Global Business: Managing partner of a significant geographical region for a major global professional services firm.

Human Resources: As Vice Chair of Talent, managed global talent strategy, focusing on talent experience, for employees in a leading market at a major global professional services firm.

16	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors

Robert J. Mylod, Jr. 59	Independent Chair

Director Since 2017	Committees ●Talent and Compensation

Other Current U.S. Public Company Directorships ●Vroom, Inc. (since 2015, IPO in 2020); Independent Executive Chair, Audit Committee (Chair), Compensation Committee

Professional Experience
●Annox Capital Management, a private investment firm, Managing Partner (since 2013)
●Booking Holdings Inc. (1999 - 2011)
●Chief Financial Officer
●Vice Chair, Head of Worldwide Strategy and Planning, and other roles
Board and Other Experience
●Freightos, LTD, Director (2014 - 2023)
●Redfin, Director (2014 - 2022), Chair of the Board (2016 - 2020), Member of Audit Committee (2013 - 2018)
●Dropbox, Inc., Director, Member of Audit Committee and Compensation Committee (2014 - 2021)

Qualifications

Leadership: Demonstrated history of executive oversight, global strategic planning, and entrepreneurial and investment knowledge. Played an integral role in growing Booking Holdings during his tenure as an executive.

Finance: Executive chair, and previously CFO, each for large publicly listed companies; extensive background in finance-oriented roles at public and private companies.

Global Business: Senior leadership roles at companies with significant international operations.

Technology: Decades of experience working at and advising technology companies from startups to platforms with millions of users.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	17
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Charles H. Noski 73	Lead Independent Director

Director Since 2015	Committees ●Audit ●Corporate Governance (Chair)

Other Current U.S. Public Company Directorships ●Hewlett Packard Enterprise Company (since 2020); Finance and Investment Committee (Chair), Nominating and Governance Committee, Strategy Committee

Professional Experience
●Bank of America Corporation (2010 - 2012)
●Vice Chairman
●Executive Vice President and Chief Financial Officer
●Northrop Grumman Corporation (2003 - 2005)
●Director
●Corporate Vice President and Chief Financial Officer
●AT&T Corporation (1999 - 2002)
●Vice Chair of the Board of Directors
●Senior Executive President and Chief Financial Officer
●Hughes Electronics Corporation (1990 - 1999)
●Vice Chair, President, and Chief Operating Officer (1997 - 1999)
●Vice Chair and Chief Financial Officer (1997)
●Senior Vice President and Chief Financial Officer (1992 - 1996)
●Vice President & Controller (1990 - 1992)
●Deloitte & Touche LLP (1973 - 1990), Partner (1983 - 1990)
Board and Other Experience
●MIO Partners, Inc., Director, Member of Risk Committee and Audit Committee (since 2022)
●Wells Fargo & Company, Director (2019 - 2021), Chair of the Board, Chair of Governance and Nominating
Committee, Chair of Audit Committee
●Financial Accounting Foundation, Chair of the Board of Trustees (2016 - 2019)
●Microsoft Corporation, Director (2003 - 2019), Chair of Audit Committee, Member of Governance and
Nominating Committee
●National Association of Corporate Directors, Director (2014 - 2018)

Qualifications

Leadership: Extensive executive and board leadership experience at large public companies.

Finance: In-depth knowledge of financial statements, reporting processes, and effective auditing gained from a successful career in finance and accounting positions at global finance, technology, telecommunications, and other companies.

Global Business: Senior management and board leadership roles at companies with significant international operations.

18	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors

Larry Quinlan 63	Independent

Director Since 2022	Committees ●Cybersecurity Subcommittee (Chair)

Other Current U.S. Public Company Directorships
●ServiceNow, Inc. (since 2021); Audit Committee
●Jones Lang LaSalle Incorporated (since 2022); Audit and Risk Committee (Chair),
Nominating, Governance and Sustainability Committee

Professional Experience
●Deloitte, a professional services firm
●Global Chief Information Officer (2010 - 2021)
Board and Other Experience
●Hexaware Technologies Ltd, Non-Executive Chairman of the Board of Directors (since 2022)
●Delinea, Director (since 2022)
●UBS (Americas Holding Co), Director, Member of the Audit Committee (since 2022)
●Matillion Limited, Director, Member of the Audit Committee (since 2022)
●Sonatype, Inc., Director (since 2022)
●Boomi, Director (since 2022)

Qualifications

Global Business: Managed technology infrastructures spanning multiple continents, navigating cross-border regulatory and compliance environments, and led over 10,000 IT professionals across 175 countries as a senior executive at a professional services firm.

Technology: Oversaw IT infrastructure, cybersecurity, and digital transformation in his career at Deloitte and has experience as a director at a number of technology-focused international businesses.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	19
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Nicholas J. Read 61	Independent

Director Since 2018	Committees ●Audit ●Cybersecurity Subcommittee

Other Current U.S. Public Company Directorships ●None

Professional Experience
●EXA Infrastructure, a digital infrastructure company, Interim CEO  (2023 - 2024), Chair of the Board (since 2023)
●Global Infrastructure Partners, an infrastructure investor a part of BlackRock, Inc., Senior Advisor (since 2023)
●Vodafone, a multinational communications company
●Chief Executive Officer (2018 - 2022) and Advisor (2022 - 2023)
●Group Chief Financial Officer of Vodafone Group Plc (2014 - 2018)
●Director of Group plc (2014 - 2022) and of certain publicly traded subsidiaries (2009 - 2022)
●Regional Chief Executive Officer for Africa, Middle East and Asia Pacific (2009 - 2014)
●Chief Financial Officer and Chief Executive Officer of Vodafone Limited, the U.K. operating company as well as other senior roles (2001 - 2009)
●United Business Media Plc, senior global finance positions
●Federal Express Worldwide, senior global finance positions
●Fellow Chartered Management Accountant and a Chartered Global Management Accountant
Board and Other Experience
●Altice France SAS, Director (since 2025)
●Oak Consortium Holdco Ltd, Director (since 2024)
●nLighten, Director, Chair of the Board (since 2024)
●Radius Global Infrastructure, Director (since 2023)
●Manchester Met University, Governor (since 2023)

Qualifications

Leadership: Chief executive of a large multinational communications company and senior executive and board roles at several other international firms.

Finance: Served as CFO and in senior finance positions at several organizations as is a Chartered Management Accountant.

Global Business: Experience managing global operations in senior executive and finance roles, including navigating challenging international regulatory environments.

20	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors

Thomas E. Rothman 71	Independent

Director Since 2013	Committees ●Corporate Governance

Other Current U.S. Public Directorships ●None

Professional Experience
●Sony Pictures Entertainment’s Motion Picture Group, a media and entertainment company
●Chief Executive Officer (since 2021)
●Chairman (since 2015)
●TriStar Productions, Chairman (2013 - 2015)
●Fox Entertainment Group Inc., Chief Executive Officer (2005 - 2012), Chairman (2000 - 2012)
●Twentieth Century Fox Film Group (1994 - 2000)
●President (2000)
●President of Twentieth Century Fox Production (1995 - 2000)
●Fox Searchlight Pictures, President (1994)
●Samuel Goldwyn Company, President of Worldwide Production (1989 - 1994)
●Frankfurt, Kurnit, Klein & Selz, Associate and Partner (1982 - 1987)
Board and Other Experience
●California Institute of the Arts (2013 - 2025)
●Corporation for Public Broadcasting, Director (2021 - 2025)
●National Council of the Arts, Director (2016 - 2019)
●Brown University, Trustee (2009 - 2015), Emeritus (since 2015)

Qualifications

Leadership: Significant experience gained through decades of leadership and oversight of several major media and entertainment firms.

Finance: Deep understanding of financial complexities of operating major media organizations, including the financing of motion pictures and television programs and demonstrated fiscal discipline.

Global Business: Experience with international production and worldwide distribution, providing high-level corporate leadership at international media and entertainment businesses.

Sales and Marketing: Proven track record in global marketing of entertainment content, deep understanding of marketing efficiency, brand building, and worldwide distribution strategies.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	21
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Kurt Sievers 56	Independent

Director Since 2026	Committees ●Corporate Governance (effective April 20, 2026)

Other Current U.S. Public Company Directorships ●None

Professional Experience
●NXP Semiconductors N.V., a semiconductor products and software design and manufacturing company
●Chief Executive Officer, President, Director (2020 - 2025)
●Executive Management (2009 - 2025)
●Various roles in Marketing & Sales, Product Definition & Development, Strategy and general management leadership positions at Philips, the former parent company of NXP (1995 - 2020)
Board and Other Experience
●Daimler Truck AG, Shareholder Representative of the Supervisory Board (since 2025)
●Capgemini SE, Director, Member of the Strategy & CSR Committee, and Compensation Committee (since 2021)
●German National Electrical and Electronics Industry Association (ZVEI), Director (2012 - 2025)
●Global Semiconductor Alliance (GSA), Director (2021 - 2025)
●European Semiconductor Industry Association, Chairman (2020 - 2023)

Qualifications

Leadership: Demonstrated strategic, operational, and innovative leadership at NXP Semiconductors where he led the company through transformative corporate transactions and significant growth.

Global Business: Expertise in scaling complex cross-border businesses through executive management of a global semiconductor designer and manufacturer, and several global board roles.

Technology: Decades of hands-on technological innovation at NXP Semiconductors and Philips, including in senior product roles.

22	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors

Sumit Singh 46	Independent

Director Since 2022	Committees ●Talent and Compensation

Other Current U.S. Public Company Directorships ●Chewy, Inc. (since IPO in 2019)

Professional Experience
●Chewy, Inc., a pet retailer specializing in pet food, supplies, healthcare, and services
●Chief Executive Officer (since 2018)
●Chief Operating Officer (2017 - 2018)
●Amazon.com, Inc.
●Worldwide Director, Consumables businesses (fresh and pantry) (2015-2017)
●General Manager, North American merchant fulfillment and third-party businesses (2013 - 2015)
●Dell Technologies Inc, various senior management positions (2003 - 2013)

Qualifications

Leadership: Chief executive officer and senior management experience scaling customer-centric e-commerce businesses with a focus on technological innovation.

Global Business: Has been a leader at several major international, consumer-focused technology companies with global operations and customers across diverse markets.

Technology: Decades of experience at e-commerce pioneers and innovators, navigating significant periods of change in the industry.

Sales and Marketing: Experience growing brand recognition for Chewy through customer focused marketing techniques.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	23
CORPORATE GOVERNANCE
Nominees for Election as Directors

CORPORATE GOVERNANCE

Vanessa A. Wittman 58	Independent

Director Since 2019	Committees ●Audit (Chair) ●Corporate Governance ●Cybersecurity Subcommittee

Other Current U.S. Public Company Directorships
●Oscar Health, Inc. (since IPO in 2021); Audit Committee (Chair); Talent and
Compensation Committee
●American International Group, Inc. (since 2023); Risk Committee (Chair), Audit
Committee

Professional Experience
●Glossier, an online beauty product company
●Chief Financial Officer (2019 - 2022)
●Advisor (2022)
●Oath, Chief Financial Officer (2018 - 2019)
●Dropbox, Chief Financial Officer (2015 - 2016)
●Motorola Mobility, Chief Financial Officer (2012 - 2014)
●Marsh & McLennan Companies, Executive Vice President and Chief Financial Officer (2008 - 2012)
Board and Other Experience
●Impossible Foods Inc., Director, Chair of Audit Committee (2019 - 2025)
●Ulta Beauty, Director, Audit Committee (2014 - 2019)
●Sirius XM Holdings, Director (2011 - 2018)

Qualifications

Leadership: Proven ability to lead the financial operations of high-growth and established organizations, including through transformation and complex corporate transactions.

Finance: Expertise in corporate finance, capital allocation, financial reporting, and effective risk oversight across her Chief Financial Officer and committee chair positions in various industries.

Global Business: Senior management roles at several large multinational organizations across a variety of industries.

Technology: Experience in leadership roles at high-growth technology and e-commerce companies.

24	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nominees for Election as Directors
Retiring Director

Lynn V. Radakovich 58	Independent

Director Since 2016	Committees ●Corporate Governance ●Talent and Compensation

Other Current U.S. Public Company Directorships
●Ford Motor Company (since 2017); Compensation, Talent and Culture Committee
(Chair), Nominating and Governance Committee, Sustainability, Innovation and
Policy Committee
●Dell Technologies Inc. (since 2019); Compensation Committee (Chair), Audit Committee
●Figma, Inc. (since 2019; IPO in 2025); Compensation Committee (Chair),
Audit Committee

Professional Experience
●Salesforce, a cloud-based customer relationship management company
●Executive Vice President and Chief Marketing Officer (2013 - 2017)
●Andreessen Horowitz, Partner (2012 - 2013)
●Terracotta Inc., Chief Marketing Officer (2010 - 2012)
●Take3, Chair and CEO (2006 - 2016)
●Microsoft, various roles (2004 - 2005)
●BEA Systems, various roles (2001 - 2004)
●Bain & Company (1999 - 2000)

Qualifications

Global Business: Experience managing operations and marketing strategies for large-scale international organizations.

Technology: Leadership roles at various technology-driven businesses and advisor to start-up and growth stage technology companies.

Sales and Marketing: Held various senior executive marketing roles and developed or advised on go-to- market strategies for enterprise software, cloud technology, and other tech companies.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	25
CORPORATE GOVERNANCE
Nomination and Election Process

CORPORATE GOVERNANCE

Nomination and Election Process
Identifying Director Candidates
Our Board is committed to a refreshment process to maintain its effectiveness, independence, and ability to adapt to evolving business needs. The Corporate Governance Committee (the “CG Committee”) believes that each nominee should be evaluated based on their individual merits, taking into account the Company’s needs and the overall composition of the Board. The CG Committee primarily uses the following criteria to identify and recommend nominees for election or appointment to the Board:
●highest personal and professional ethics and integrity;
●relevant business, professional, or managerial skills and experience useful to the oversight of the Company's business;
●demonstrated leadership skills through involvement in business, professional, charitable, or civic affairs;
●current knowledge of the markets and communities in which the Company does business and in the Company's industry or industries relevant to the Company's business;
●ability and willingness to commit adequate time to fulfilling Board and committee duties and responsibilities;
●ability and willingness to exercise independent judgment, ask probing questions, and express tough opinions;
●fit of the individual's expertise, skills, knowledge, experience, and personality with those of other directors and potential directors in building a Board that is effective, collegial, and responsive to the needs of the Company; and
●diversity of viewpoints, background, experience, knowledge, and perspectives.
2
3
4
5
1
Sources for
Candidate
Pool
In-Depth
Review by
Corporate
Governance
Committee
Recommend
Slate of
Nominees
Full Board
Review
Board
Nomination/
Stockholder
Election
We appointed one new independent director in 2026.
Who Can Recommend Candidates?
●Outside consultants may be employed to help identify candidates;
●Other Board members and members of management; and
●Stockholders.
Our CG Committee gives appropriate consideration to potential candidates recommended by stockholders in the same manner as other potential candidates identified by the CG Committee. Stockholders who wish to submit potential candidates for consideration by the CG Committee or for consideration by stockholders for election to our Board at our
2027 annual meeting of stockholders may do so in accordance with the procedures described in 2027 Stockholder
Proposals on page 95, in accordance with our By‑Laws, or in accordance with our Stockholder Communications
Procedures, available at ir.bookingholdings.com/governance, as applicable.

26	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Nomination and Election Process
Evaluating Director Candidates
Members of the CG Committee evaluate possible candidates and once a candidate is identified whom the CG Committee considers for nomination, the chair of the CG Committee or their designee enters into discussions with that nominee.
When considering current directors for nomination for re‑election to the Board, the CG Committee takes into account the performance of each director. Underperforming directors may be asked to leave the Board or may not be re‑nominated for election. The CG Committee also reviews the composition of the Board in light of its and our current challenges and needs, and determines whether it may be appropriate to add or remove individuals after considering the need for specific expertise and independence, judgment, skills, background, tenure, diversity of perspectives, and experience.
Director Qualifications
In addition to individuals with the highest personal and professional ethics, we endeavor to have Board members with policy‑making expertise in business areas that are relevant to the global nature of our operations and our long‑term strategy. We continuously evaluate the relevant qualifications against our strategy to ensure our Board members collectively have the skills to guide our Company. The Board and the CG Committee believe that the following key qualifications should be represented on the Board:

Leadership. Directors with experience in significant leadership positions over an extended period, especially chief executive officer (“CEO”) positions, provide the Board and management with special insights. These individuals generally possess exceptional leadership qualities and identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management, and methods to drive change and growth.

Finance. It is important for our directors to understand finance, financial statements, and financial reporting processes. We generally measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and effective auditing are critical to our success.

Global Business. We operate a global business and believe that having directors with business perspectives representing a variety of markets is important to our continued growth.

Human Resources. As a global business with thousands of employees around the world, directors with human capital management experience are important to our success.

Technology. Directors with technology oversight experience, particularly in e‑commerce businesses, are helpful in overseeing management and offering insight into technology innovations and the evolving risk landscape.

Sales and Marketing. Our business depends on effective marketing and directors with notable sales and marketing experience provide additional insight and advice to management in these areas.

The following matrix shows the qualifications identified for each nominee by the CG Committee and the Board when considering the current nominees.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	27
CORPORATE GOVERNANCE
Nomination and Election Process

CORPORATE GOVERNANCE

	Leadership	Finance	Global Business	Human Resources	Technology	Sales and Marketing
Glenn D. Fogel
Mirian M. Graddick‑Weir
Kelly Grier
Robert J. Mylod, Jr.
Charles H. Noski
Larry Quinlan
Nicholas J. Read
Thomas E. Rothman
Kurt Sievers
Sumit Singh
Vanessa A. Wittman
Director Tenure
The CG Committee and the Board consider director tenure in connection with the evaluation of nominee independence and seek to have a mix of short-, medium-, and long-tenured director nominees. In evaluating nominees, the CG
Committee balances Board continuity and the knowledge gained over years of service with a deliberate and planned
Board refreshment process that brings new expertise and perspectives.
Board Evaluations
We conduct an annual evaluation process to assess the performance of our Board and its committees, which includes:
1
Questionnaire
Questionnaires are administered by an independent third party. Evaluations focus on
Board and committee composition and process, leadership, access to resources, culture, and effectiveness.
2
The third party administrator creates consolidated reports of information gathered, including scoring trends, priority graphs, and a concise view of the Board’s evaluation of performance, highlighting areas of strength and areas for improvement.
Assessment
reporting
3
The Board and each committee review the evaluation reports, including areas for improvement, and implement any necessary action items along with management.
Board summary
and feedback
4
The Lead Independent Director meets with each director to discuss matters such as individual performance and Board and committee effectiveness, and works with management to share feedback and discuss proposed actions with the full Board.
One‑on‑one
evaluation

28	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Corporate Governance Highlights
Corporate Governance Highlights
The Company’s corporate governance principles, which apply to our Board and management, are designed to maximize long‑term stockholder value, align the interests of the Board and management with those of our stockholders, and promote ethical conduct. Our corporate governance practices include:

Board Independence
  Independent Directors. A majority of the Board must consist of independent directors.
  Independent Board Committees. Each of the Audit Committee, Cybersecurity Subcommittee, CG Committee,
and T&C Committee is comprised entirely of independent directors.
  Leadership Structure. The Board appoints a Lead Independent Director if the Chair is not independent or as the
Board deems appropriate.
  Independent Directors’ Executive Sessions. The independent directors have at least two regularly scheduled executive sessions without management present each year.
Other Board and Committee Practices
  CEO Succession Plan. The CG Committee reviews and concurs annually on a CEO succession plan.
  Outside Advisors.  The Board and each committee can hire its own outside advisors.
  CEO Performance Review. The T&C Committee, meeting without our CEO present, evaluates our performance and the performance of our CEO and recommends to the Board the compensation of our CEO.
  Stock Ownership Guidelines.  We maintain stock ownership guidelines for directors and executive officers.
  Regular Self‑Evaluation Process. The Board and each committee evaluates its performance each year.
  Overboarding. We limit the number of outside public company boards on which our directors may serve.
Shareholder Rights
  Annual Meetings. Stockholders have the ability to vote on matters presented at each meeting, including the annual election of all of our directors.
  Special Meetings. Stockholders holding at least 25% of our shares may call a special meeting of stockholders.
  Written Consent. Stockholders holding at least 25% of our shares may request the Board to establish a record date for action by written consent in lieu of a meeting.
  Majority Vote Standard. In uncontested elections of directors, directors are required to tender their resignation unless they receive the support of a majority of votes cast.
  Proxy Access and Stockholder Nominees. Any stockholder or group of stockholders holding at least 3% of our outstanding common stock continuously for at least 3 years may nominate up to 25% of our Board.
  Annual Advisory Vote on Executive Compensation. Stockholders have the opportunity to provide feedback on our executive compensation practices annually.
  No Poison Pill.
  No Supermajority Voting Provisions.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	29
CORPORATE GOVERNANCE
Corporate Governance Highlights

CORPORATE GOVERNANCE

Leadership Structure
The Board does not have a policy regarding the separation of the roles of CEO and Chair of the Board because the Board believes that it is in the best interests of the Company and our stockholders to make that determination from time to time.
The Board has determined that separation of the roles of CEO and Chair is currently in the best interests of the Company and our stockholders.
Robert J. Mylod, Jr. has been serving as the Chair of the Board since June 2020. In light of Mr. Mylod’s experience as a former executive of our Company and his resulting familiarity with our operations, he provides an important connection between the Board’s non‑executive directors and management and provides valuable advice to and oversight of the
Company’s CEO. Although Mr. Mylod is an independent director, the Board has determined that it is in the Company’s best interest to maintain the position of Lead Independent Director. Mr. Noski has been serving as the Company’s Lead
Independent Director since June 2020.
Role of the Board Chair

ROBERT J. MYLOD, JR. CHAIR OF THE BOARD

●preside at and lead meetings of the Board and stockholders;
●together with the Lead Independent Director, set and approve the Board’s agenda in consultation with the CEO;
●lead and manage the business of the Board, providing clear direction and focus for the activities of the Board;
●provide input to the T&C Committee regarding the performance of the CEO and to the CG Committee regarding the performance of directors and new candidates to join the Board;
●develop a close and effective working relationship with the CEO; and
●on a case‑by‑case basis and where appropriate, if requested by major stockholders, be available for consultation and direct communication with such stockholders.
Role of the Lead Independent Director

CHARLES H. NOSKI LEAD INDEPENDENT DIRECTOR

●call, set the agenda for, and lead meetings and executive sessions of the independent directors;
●together with the Board Chair, set and approve the Board’s agenda in consultation with the CEO;
●from time to time as he deems necessary or appropriate, consult with the Board Chair and the CEO as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively;
●provide input to the T&C Committee regarding the performance of the CEO and to the CG Committee regarding the performance of directors and new candidates to join the Board;
●on a case‑by‑case basis and where appropriate, if requested by major stockholders, be available for consultation and direct communication with such stockholders; and
●authorize the retention of outside advisors and consultants that report directly to the Board.

30	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Our Board’s Role in Company Strategy
Our Board’s Role in Company Strategy
The Board is elected by and accountable to stockholders and is responsible for our strategic direction and oversight of management.
Our Strategy
We focus on relentless innovation to grow our business by providing a best-in-class user experience with intuitive, easy-
to-use platforms that aim to exceed the expectations of consumers. We are executing against our long-term strategy to create an AI-powered consumer experience, offering our customers relevant options and suggestions that offer great value across major travel verticals, making trips booked with us seamless and easy. We refer to this as the "Connected
Trip." We believe that global travel bookings will generally continue to grow while shifting from traditional offline methods to online channels. We expect to benefit from this growth in travel and the continued shift to online channels as we work to expand our service offerings and increase our presence in key geographies. In particular, we seek to:

1	2	3	4

Leverage best- in-class technology to provide consumers with a great experience	Partner with travel service providers and restaurants to our mutual benefit	Operate multiple brands that collaborate with each other	Invest in profitable and sustainable growth

The Board oversees the formulation and implementation of our strategy. The Board and management hold an annual strategic meeting to understand the current context of the markets in which we operate, analyze our competitive position, review our performance against our strategy, and evaluate where our strategy needs adjustment going forward. While management takes the lead in preparing materials and proposes the going‑forward strategic direction for Booking
Holdings, the Board plays an active role in overseeing our strategy. In particular, our Chair and Lead Independent Director work closely with management in advance of the meeting to prepare and approve the agenda and to consult on management’s strategy proposal. Between these annual strategy meetings, management reports to the Board regularly on implementation of the strategy and progress toward our strategic goals, and the Board and management consider whether any adjustments are necessary. In addition, the Board meets regularly in executive session without management to discuss our performance and strategy.
Board’s Role in Risk Oversight
The Board and Audit Committee review our key risks at least annually. Our internal audit function, with primary oversight by the Audit Committee, facilitates the identification and assessment of the key risks facing the organization across functions and regions. The Board and committees are responsible for risk oversight and regularly review risk mitigation initiatives, while management is responsible for executing our risk management policies. Division of oversight responsibility relating to specific risks among the committees and the role of management is described below.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	31
CORPORATE GOVERNANCE
Board’s Role in Risk Oversight

CORPORATE GOVERNANCE

BOARD OF DIRECTORS
The Board is responsible for providing advice and oversight of Booking Holdings’s strategic and operational direction and overseeing its management to support the long‑term interests of the Company and its stockholders.

AUDIT COMMITTEE	CORPORATE GOVERNANCE COMMITTEE	TALENT AND COMPENSATION COMMITTEE

Oversees
●risk assessment and
processes generally;
●internal control over financial reporting;
●risk management related to hedging
activities, investments, and use of
derivative instruments;
●general operational, business
continuity, legal, regulatory, and
compliance risks; and
●delegation of oversight responsibilities
for risk management processes related
to cybersecurity, data protection and
security, privacy, and systems
implementation projects to the
Cybersecurity Subcommittee.

Oversees
●risks related to the composition of
our Board, including ensuring the
Board has a mix of qualifications to
effectively oversee our business and
fulfill the duties of the Board and
each committee;
●our corporate governance practices,
including certain regulatory and
sustainability matters;
●the development, improvement, and
review of our Code of Conduct; and
●our CEO succession plan, including
policies and principles to be used to
select a successor.

Oversees
●risks related to compensation
programs;
●risks related to human capital
management;
●our compensation policies and
practices, including those applicable to
our NEOs; and
●succession plans for senior
management personnel (other than
the CEO).
See Compensation Risk
Assessment on page 87 for
more information.

CYBERSECURITY SUBCOMMITTEE

Oversees
●cybersecurity program, including
security policies, incident
response, internal security
controls, and preparedness;
●privacy and data protection
risk exposures;
●risks and benefits of systems
implementation projects; and
●periodic reporting to the
Audit Committee.
See Cybersecurity & Privacy on
page 38 for more information.

MANAGEMENT
Our management‑level risk committee is tasked with (i) ensuring risks are properly managed or mitigated and (ii)
aligning strategic objectives with an appropriate level of risk tolerance.
Our internal audit and compliance functions meet with the Audit Committee regularly, including without other members of management present, to report on their areas of responsibility.
On a quarterly basis, members of management meet with the Cybersecurity Subcommittee on relevant risk management activities and efforts. As part of our risk mitigation strategy, we require that all employees across Booking
Holdings complete regular privacy and data protection training, including annual privacy and information security awareness trainings.

32	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Board Committees
Board Committees
Our Board has three standing committees: an Audit Committee, a Talent and Compensation Committee, and a Corporate
Governance Committee. Each committee has a written charter available at www.bookingholdings.com. In addition, the
Audit Committee has delegated certain of its responsibilities to the Cybersecurity Subcommittee.
Audit Committee

The Audit Committee’s responsibilities include:
●overseeing and reviewing our consolidated financial statements, accounting practices, and related internal controls;
●overseeing and making decisions relating to our relationship with our independent registered public accounting firm;
●overseeing our internal audit function;
●establishing procedures for the submission, receipt, and treatment of concerns regarding accounting or auditing matters;
●reviewing and approving all related party transactions (as defined by
Item 404 of the U.S. Securities and Exchange Commission (the “SEC”)
Regulation S‑K); and
●acting as our primary risk oversight committee, including by overseeing our compliance program and risk management efforts generally, as well as our major financial risk exposures.
The Board has determined that each member of the Audit Committee is an independent director based on The Nasdaq Stock Market’s (“Nasdaq”)
listing rules and also satisfies the SEC’s additional independence requirements for members of audit committees.

Chair: Vanessa A. Wittman Members ●Kelly Grier ●Charles H. Noski ●Nicholas J. Read

Nine meetings in 2025

Report on page 90

“Audit Committee Financial Experts”:
●Kelly Grier ●Charles H. Noski ●Nicholas J. Read ●Vanessa A. Wittman

Cybersecurity Subcommittee of the Audit Committee

The Cybersecurity Subcommittee’s responsibilities include:
●oversight of the Company’s cybersecurity program, including security policies, internal security controls and risk management, the results of third‑party assessments of the Company’s cybersecurity program, crisis preparedness, and recovery capabilities;
●oversight of privacy and data protection risk exposures, including the steps management has taken to monitor and mitigate such exposures;
●monitoring significant regulatory requirements, policy developments, and best practices relating to cybersecurity, privacy, and data protection; and
●reviewing the risks and benefits of systems implementation projects.
The Cybersecurity Subcommittee is composed entirely of independent directors and periodically reports to the Audit Committee.

Chair: Larry Quinlan Members ●Nicholas J. Read ●Vanessa A. Wittman

Four meetings in 2025

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	33
CORPORATE GOVERNANCE
Board Committees

CORPORATE GOVERNANCE

Corporate Governance Committee

The CG Committee’s responsibilities include:
●identifying individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending to the Board, the nominees to stand for election as directors at the annual meeting of stockholders;
●identifying and recommending that the Board appoint directors to fill vacancies on any Board committee;
●assessing whether candidates to join the Board would be “independent”
under Nasdaq’s listing rules;
●establishing and completing procedures in the event of changes in a director’s circumstances that may affect their qualifications or independence as a director;
●regularly evaluating and, as appropriate, recommending to the Board any modifications to the Corporate Governance Principles;
●reviewing and concurring on a succession plan for the Chief Executive
Officer, both in emergency situations and in the ordinary course of business;
●at least annually, reviewing our Code of Conduct and Stockholder
Communications Policy and their effectiveness;
●at least annually, reviewing our policies and practices relating to certain regulatory compliance and sustainability matters, and reviewing our annual sustainability report; and
●designing a process for the Board to conduct a self‑evaluation at least annually.
The Board has determined that each member of the CG Committee is an independent director based on Nasdaq’s listing rules. The CG Committee recommended the eleven director nominees standing for election at the
Annual Meeting to our Board.

Chair: Charles H. Noski Members ●Lynn V. Radakovich (retiring) ●Thomas E. Rothman ●Kurt Sievers ●Vanessa Wittman

Four meetings in 2025

34	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Board Committees
Talent and Compensation Committee

The T&C Committee’s responsibilities include:
●recommending the compensation of our CEO to the Board;
●reviewing and approving the compensation of our other NEOs;
●engaging with the Company’s stockholders regarding the compensation paid to our executives, compensation program design, and related matters, and incorporating appropriate feedback;
●reviewing policies, programs, and initiatives related to human capital management;
●administering employee benefit plans, including incentive compensation plans and equity‑based plans;
●recommending compensation plans for non‑employee directors to the Board;
●making recommendations to the Board with respect to the adoption of incentive compensation plans and equity‑based plans;
●reviewing and approving succession plans for senior management personnel (other than the CEO, which is the responsibility of the CG
Committee); and
●overseeing risks related to compensation programs. See Compensation
Risk Assessment on page 87 for additional details.
The Board has determined that each member of the T&C Committee is an independent director based on Nasdaq’s listing rules and additional requirements for members of compensation committees. The T&C
Committee has the authority to appoint and dismiss its advisors and compensation consultants, and has retained Semler Brossy (“Semler”) as its outside compensation consultant.

Chair: Mirian M. Graddick‑Weir Members ●Robert J. Mylod, Jr. ●Lynn V. Radakovich (retiring) ●Sumit Singh

Six meetings in 2025

Report on page 63

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	35
CORPORATE GOVERNANCE
Director Independence

CORPORATE GOVERNANCE

Director Independence
Our independence guidelines outlined in the Corporate Governance Principles conform to the SEC and Nasdaq’s listing rules. For each of 2025 and 2026 the CG Committee recommended to the Board, and the Board determined, that each of the nominees for election to the Board at the Annual Meeting other than Mr. Fogel is an “independent director.”
The CG Committee and the Board considered ordinary course transactions or relationships between the Company and certain entities affiliated with directors, which the Board determined are not material to our Company or the directors.
In particular:
●Ms. Grier serves as a director at AT&T Corporation, from which we purchased telecommunication services; CDW
Corporation, from which we purchased computer equipment; and Zendesk, from which we purchased certain subscription services.
●Mr. Mylod serves as a director at Evolve Vacation Rentals Network and has invested in Nuitee Travel Ltd., each of which paid us for accommodation distribution.
●Mr. Noski serves as director at Hewlett Packard Enterprise, from which we purchased computer products and data center services and which paid us for fixed asset recycling.
●Mr. Quinlan serves as director at ServiceNow, from which we purchased a license subscription; Jones Lang LaSalle, to which we paid fees for real estate-related projects; Sonatype, from which we purchased software licenses; and Delinea, from which we purchased software licenses and related services.
●Mr. Read serves as chair of the board at EXA Infrastructure, from which we purchased telecommunication services.
●Ms. Radakovich serves as director at Dell Technologies, from which we purchased computer hardware, and Figma, from which we purchased software licenses and design tools.
●Ms. Wittman serves as director of American International Group, Inc., from which we purchase corporate insurance policies through a broker.
The Board and the CG Committee concluded that all such transactions have been conducted on an ordinary course, arm’s‑length basis and do not interfere with the exercise of independent judgment by the relevant directors.
Certain Relationships and Related Person Transactions
Review and Approval or Ratification of Related Person Transactions
Pursuant to a written policy, the Audit Committee reviews all relationships and transactions in which we participate and in which any related person has a direct or indirect material interest and the transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Our legal staff is primarily responsible for gathering relevant information from our directors and executive officers. Related person transactions are generally identified in:
●questionnaires annually distributed to our directors and executive officers;
●certifications submitted annually by our directors and executive officers related to their compliance with our Code of Conduct;
●communications made directly by the related person to management; and
●periodic internal reviews by management.
As required under SEC rules, transactions in which we participate and in which any related person has a direct or indirect material interest and the amount involved exceeds $120,000 are disclosed in our proxy statement. The Audit Committee reviews and approves or ratifies any such related person transaction. In  the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee considers:
●the nature of the related person’s interest in the transaction;
●the material terms of the transaction, including the amount and type of transaction;
●the importance of the transaction to the related person and to us;
●whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and
●any other matters the Audit Committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction. This process is included in our
Corporate Governance Principles.

36	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Other Governance Policies and Practices
Other Governance Policies and Practices
Code of Ethics
We have adopted a code of ethics that we refer to as our “Code of Conduct” and we require all directors, executive officers, and employees to adhere to it in discharging their work‑related responsibilities. A copy of our Code of Conduct is available at ir.bookingholdings.com/governance.
Insider Trading Policy
We have adopted an insider trading policy that governs transactions in our securities by the Company's directors, officers, employees, contractors, and consultants, as well as by the Company itself. The insider trading policy is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and listing standards. Our
Insider Trading Policy is available in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2025.
Communications with the Board of Directors
Stockholders may contact any of our directors or group of directors in accordance with the Stockholder Communications
Procedures available at ir.bookingholdings.com/governance by writing to them at c/o Office of the Corporate Secretary,
Booking Holdings Inc., 800 Connecticut Avenue, Norwalk, Connecticut 06854 or at BKNGBoard@bookingholdings.com.
Board of Director Attendance
Regular meetings of the Board are generally held six times per year and special meetings are scheduled when necessary.
The Board held six meetings in 2025. For 2025, all directors attended at least 75% of the meetings of the Board and the committees of which they were members held while they were serving on the Board and any such committees.
We expect directors to attend our annual meeting of stockholders. All eleven members of the Board who were director nominees at our 2025 annual meeting of stockholders attended the 2025 meeting.
Compensation‑related Corporate Governance
See Compensation Governance Matters on page 62 for our various compensation‑related corporate governance policies and practices, including policies regarding compensation clawbacks, 10b5‑1 plans, and hedging and pledging of securities.
Director Orientation and Continuing Education
New directors participate in our director orientation program, which includes in‑depth sessions devoted to director fiduciary obligations, our strategy and operations, and introductions to key members of management. Topics are tailored based on the director’s committee membership(s) and background.
We encourage directors to attend corporate governance and other director workshops to further develop their expertise and stay abreast of issues relevant to their service on the Board. We reimburse directors for the costs of attending such programs. In addition, our Board and committees regularly invite outside experts to present to them on a variety of topics, which have included developments in corporate governance and key areas of risk management.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	37
CORPORATE GOVERNANCE
Sustainability and Inclusion

CORPORATE GOVERNANCE

Sustainability and Inclusion
Reducing our Impact on the Planet
The CG Committee oversees our sustainability practices and policies. In addition, management has a Sustainability
Steering Committee dedicated to monitoring our sustainability objectives. Our sustainability strategy is anchored by three pillars:

operate our business more sustainably and build a culture of sustainability	make it easier for travelers to make more sustainable travel choices	catalyze more sustainable travel growth through external collaboration

In 2022 in response to a stockholder proposal supported by a majority of stockholders, we produced a Climate Action
Plan, which outlines our scope 1, 2, and 3 emissions reductions targets and timelines as well as our long‑term target of net‑zero emissions. We also work with our supplier partners to provide information for consumers about the sustainability measures taken by our partners. We have reported on our progress in our annual Sustainability Report, which is available along with our Climate Action Plan, at www.bookingholdings.com/sustainability. Such reports are not incorporated by reference into this Proxy Statement.
Supporting People & Communities
We operate in over 220 countries and territories and in over 40 languages globally, and we believe that a diverse workforce operating in an inclusive environment has been a part of our success.

Leadership at the Top

●The Board and the T&C Committee are tasked with oversight of human capital management, including company culture, employee engagement, and talent recruitment, development, and retention.
●The CG Committee considers a mix of viewpoints, backgrounds, experience, and perspectives as factors in recommending persons for election or appointment to the Board.
●An executive‑level Steering Committee oversees efforts by brands and their management teams to foster inclusive environments.

27% OF THE DIRECTOR NOMINEES ARE WOMEN	2/3 CURRENT BOARD COMMITTEE CHAIRS ARE WOMEN

Our Workforce

●We measure organizational culture and engagement and regularly connect with our employees through engagement and quick pulse surveys to request feedback, and the results of these efforts are shared with senior management. We view our engagement surveys as an important tool for management to solicit and respond to employee feedback.
●We offer tailored learning opportunities to enable employees to upskill while at work and drive career conversations between employees and their managers, as well as succession planning.

Promoting Health & Wellbeing

●Our brands implement a range of programs, resources, and initiatives that equip employees with tools for managing health‑related issues, including employee assistance programs, family planning resources, global leave policies, dedicated well‑being platforms, virtual and in‑person discussion forums, and educational libraries.

38	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Cybersecurity & Privacy
Cybersecurity & Privacy
We believe that identifying, assessing, and managing cybersecurity, privacy, and data protection and security risk is a vital part of our responsibilities to our customers, partners, and employees, and we have built a governance structure to manage these risks.
Oversight Structure
●The Board and Audit Committee maintain responsibility for risk oversight related to cybersecurity, privacy, and data protection and security.
●The Cybersecurity Subcommittee oversees management's efforts and processes led by the Chief Security Officer and
Chief Privacy Officer to identify, assess, manage, and monitor significant cybersecurity and privacy risks.
●The Cybersecurity Subcommittee meets at least four times a year and reports periodically on these matters to the Audit
Committee and the Board.
●Our internal audit function, with primary oversight by the Audit Committee, reviews and audits various aspects of our risk management program to evaluate whether cybersecurity risks are appropriately identified and managed.
Cybersecurity Frameworks
●We leverage the National Institute of Standards and Technology frameworks for cybersecurity and privacy.
●We annually measure our security and privacy program maturity against these frameworks, and engage a third party every other year to assess against these frameworks. The conclusions of such assessments are discussed with the
Cybersecurity Subcommittee and the Board.
Protection of Personal Data
●Our privacy program is built upon the Privacy Principles set out in our Code of Conduct, which include: transparency, purpose, control, security, embedded privacy, and accountability. We reinforce these principles and expectations of our employees through our Protecting Personal Data Policy and privacy and data security training.
Continuous Employee Education
●We require that all employees complete regular privacy and data protection training, including annual privacy and information security awareness trainings.
●We also conduct tabletop simulations, phishing tests and conduct specialized training such as secure coding training for our developers.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	39
CORPORATE GOVERNANCE
Security Ownership of Certain Beneficial Owners and Management

CORPORATE GOVERNANCE

Security Ownership of Certain Beneficial Owners
and Management
The following table sets forth information with respect to beneficial ownership of our common stock as of March 16, 2026 by (1) each person known by us to be the beneficial owner of more than 5% of our common stock; (2) each current member of the Board and each of our director nominees; (3) each of our NEOs; and (4) all current directors and current executive officers as a group. The percentage of shares owned is based on 783,191,550 shares as of March 16, 2026, which amount reflects a total of 31,327,662 shares that were outstanding as of March 16, 2026, adjusted retroactively for the Stock Split. Share numbers reflect the impact of the Stock Split.

	Shares beneficially owned(a)
Name of beneficial owner	Number	Percent
Robert J. Mylod, Jr.(b)	86,625	*
Glenn D. Fogel(c)	537,900	*
Mirian M. Graddick‑Weir	21,200	*
Kelly Grier	3,275	*
Charles H. Noski(d)	31,125	*
Larry Quinlan(e)	3,275	*
Lynn V. Radakovich(f)	9,050	*
Nicholas J. Read	8,800	*
Thomas E. Rothman(g)	31,150	*
Kurt Sievers(h)	—	*
Sumit Singh(i)	12,650	*
Vanessa A. Wittman	15,975	*
Ewout Steenbergen	50,150	*
Peter J. Millones	452,300	*
Paulo Pisano	49,300	*
The Vanguard Group(j)	73,547,925	9.4%
BlackRock, Inc.(k)	64,338,300	8.2%
All directors and executive officers as a group (15 persons)(l)	1,312,775	*
*Represents beneficial ownership of less than one percent.
(a)Beneficial ownership is determined in accordance with the rules of the SEC and includes sole or shared voting and investment power with respect to securities, except as discussed in the footnotes below. Shares of common stock issuable upon vesting of restricted stock units or performance share units that vest by their terms within 60 days after March 16, 2026, are deemed to be outstanding and to be beneficially owned by the person holding such stock options, restricted stock units and/or performance share units for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Certain directors have elected to defer receipt of shares of common stock pursuant to vested restricted stock unit awards for tax planning purposes. However, depending on the terms of the deferral program in place at the time of the deferral, if the director does not have the right to receive the shares until more than 60 days after termination of board service, those shares are not included in the above table even though the director has vested in the shares and bears the economic risk of ownership.
(b)Includes 21,000 shares held by Annox Capital, LLC. Mr. Mylod is the managing member of Annox Capital, LLC and as a result may be deemed to beneficially own the securities held of record by Annox Capital, LLC. Mr. Mylod disclaims such beneficial ownership except to the extent of his pecuniary interest therein, if any.
(c)Includes 345,500 shares held by a grantor retained annuity trust of which Mr. Fogel is the trustee.
(d)Does not include 5,225 vested shares, the receipt of which has been deferred by Mr. Noski for tax planning purposes (such shares will be issued to Mr. Noski 90 days after termination of his Board service). Includes 1,250 shares held by a family trust.
(e)Includes 3,275 shares held by a family trust.
(f)Includes 4,725 shares held by a family trust.
(g)Does not include 18,875 vested shares, the receipt of which has been deferred by Mr. Rothman for tax planning purposes (such shares will be issued to Mr. Rothman 90 days after termination of his Board service). Includes 1,275 shares held by a family trust.

40	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
CORPORATE GOVERNANCE
Security Ownership of Certain Beneficial Owners and Management
(h)Mr. Sievers joined the Board effective on April 1, 2026. He is included in this table as a “current” member of the Board, although he was not a member of the Board as of March 16, 2026.
(i)Includes 5,500 shares held by family trusts.
(j)Based solely on information provided in a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 13,
2024. These securities are owned by Vanguard directly or through wholly-owned subsidiaries of Vanguard. Vanguard reported that it had sole voting power over 0 shares, shared voting power over 47,074 shares (equal to 1,176,850 shares adjusted retroactively for the Stock Split), sole dispositive power over 2,790,034 shares (equal to 69,750,850 shares adjusted retroactively for the Stock Split)
and shared dispositive power over 151,883 shares (equal to 3,797,075 shares adjusted retroactively for the Stock Split). Vanguard subsequently filed a Schedule 13G/A with the SEC on March 26, 2026, indicating that on January 12, 2026, it went through an internal realignment, and certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard will report beneficial ownership separately (on a disaggregated basis). Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions.
As such, this information may not reflect current ownership of our common stock. Vanguard lists its address as 100 Vanguard
Boulevard, Malvern, Pennsylvania 19355.
(k)Based solely on information provided in a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 26, 2024.
These securities are owned by various institutional investors affiliated with BlackRock. BlackRock reported that it had sole voting power over 2,288,672 shares (equal to 57,216,800 shares adjusted retroactively for the Stock Split), shared voting power over 0 shares, sole dispositive power over 2,573,532 shares (equal to 64,338,300 shares adjusted retroactively for the Stock Split), and shared dispositive power over 0 shares. BlackRock lists its address as 50 Hudson Yards, New York, New York 10001.
(l)Consists of shares beneficially owned by all of our current directors and current executive officers, as a group. Does not include
24,100 vested shares of non‑employee directors, the receipt of which has been deferred for tax planning purposes (because such shares will be issued 90 days after termination of each such director’s Board service).

41

Executive Compensation

42	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
A Letter from the Talent and Compensation Committee to our Stockholders
A Letter from the Talent and Compensation Committee to
our Stockholders
Dear Fellow Stockholders,
Thank you for your ongoing support of Booking Holdings and our mission to make it easier for everyone to experience the world. In 2025, Booking Holdings leadership continued to deliver strong results, focusing on continued execution of our
Company’s mission while innovating and advancing our strategic objectives to position us well for the future. As the Talent
& Compensation Committee, we strive to foster robust performance and growth through a thoughtfully-designed compensation program.
Our Compensation Program
Our pay philosophy emphasizes connecting executive compensation with long‑term value creation for our stockholders, mainly through equity awards based on the Company’s financial results and stock price performance. Our NEOs generally receive a mix of 60% PSUs and 40% RSUs under our long-term incentive program. The PSUs have three-year financial performance targets that are impacted by a relative total stockholder return (“TSR”) modifier and an absolute TSR governor. Under the short-term incentive program, our NEOs annual bonuses are capped at two times target. These features ensure that we reward maximizing shareholder returns and tie executive pay to Company performance. We also prioritize the judicious use of stock-based compensation and in 2025, our stock-based compensation resulted in approximately 0.4% of stockholder dilution, again positioning us in the bottom quartile of our peers.
Our Say-on-Pay vote received strong stockholder support of 88% in 2025, 90% in 2024, and 88% in 2023. In 2025, the
Company continued to engage in productive and insightful conversations with our stockholders, reaching out to investors representing approximately 50% of our outstanding shares in each of the Spring and Fall to discuss compensation matters, among other topics. In addition, a representative from one of our top 10 stockholders, which owns over 2% of our outstanding shares, spoke with our full Board in October 2025. We value these discussions with our stockholders and share their views that our NEOs should be compensated in ways that drive sustained business growth and stockholder value.
Our 2025 Results and Looking Ahead to 2026
In 2025, the Company achieved record gross bookings, room nights, and revenues for the fourth straight year. In addition, our NEOs executed on our long-term strategy by integrating new Gen AI features to enhance the consumer and partner experience and drive efficiencies in our operations, growing our Connected Trip verticals, and enabling $550 million in savings through a transformation program, creating capacity for the Company to reinvest in key strategic priorities. We returned further value to stockholders in 2025 with share repurchases of about $5.9 billion, authorization of a new
$20 billion stock repurchase program, payment of quarterly dividends that distributed an aggregate of $1.2 billion, and
$1.1 billion utilized to settle the conversion premium on our convertible notes at maturity. In January 2026, the Board approved a 9.4% per-share increase to our quarterly cash dividend. We believe our strong 2025 results and positioning for
2026 support the design for our executive compensation program.
As always, we value your feedback and thank you for your continued support and investment in our Company.
Mirian M. Graddick‑Weir, Chair
Robert J. Mylod, Jr.
Lynn V. Radakovich (retiring)
Sumit Singh

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	43
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the goals, rationale, and key elements of our 2025 executive officer compensation program. Our NEOs, who were our only executive officers for purposes of Exchange Act
Rule 3b‑7 during 2025, were:

Executive Officer Name	Title	Age(1)	Executive Officer Since
Glenn D. Fogel	Director, President, and Chief Executive Officer Chief Executive Officer, Booking.com	64	2011
Peter J. Millones	Executive Vice President and General Counsel	56	2001
Paulo Pisano	Chief Human Resources Officer	52	2021
Ewout Steenbergen	Executive Vice President and Chief Financial Officer	56	2024
(1)Age as of March 31, 2026.
Executive Summary
2025 was another strong year at Booking Holdings. The Company set records in various financial metrics and returned significant value to stockholders. Our Talent and Compensation Committee (the “T&C Committee”) designs the executive compensation program to reflect our principles of aligning executive pay with stockholder returns and incentivizing performance under our long-term and short-term incentive programs.
2025 Company Achievements
In 2025, management continued to return value to stockholders and execute on strategic priorities, including:
●achieving record annual room nights;
●integrating new generative artificial intelligence ("Gen AI") features to enhance the consumer and partner experience and drive efficiencies in our operations;
●continued advancement towards our Connected Trip vision to make planning, booking, and traveling simpler, more personalized, and seamless;
●expanding Booking.com's Genius loyalty program across verticals and continuing to improve loyalty programs across our brands to provide a more personalized experience for consumers and incremental value to partners;
●partnering with leading Gen AI organizations;
●continuing to increase brand awareness and localization in key geographies such as Asia and the U.S.;
●increasing adoption of our payments platform and capabilities;
●growing our alternative accommodations offering;
●executing on our Transformation Program to drive efficiency and help create capacity for reinvestments in our strategic priorities for long-term value creation;
●broadening our supply and increasing flight and attraction ticket growth at Booking.com and Agoda;
●repurchasing about $5.9 billion of stock, reducing our full year average share count by 3% versus 2024, paying out
$1.2 billion in quarterly cash dividends to stockholders, and utilizing $1.1 billion to settle the conversion premium on our convertible notes at maturity; and
●continuing our efforts to make our brands the most trusted and convenient platforms for consumers and partners.

44	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Executive Summary
Financial and Operating Performance

GROSS BOOKINGS[1]
+12%
vs. 2024
in Billions

$200
$150
$100
$50
$0
$76.6
$121.3
$150.6
$165.6
$186.1
2021
2022
2023
2024
2025

ROOM NIGHTS
+8%
vs. 2024
in Millions

1300
1040
780
520
260
0
591
896
1,049
1,144
1,235
2021
2022
2023
2024
2025

REVENUES
+13%
vs. 2024
in Billions

$28
$21
$14
$7
$0
$11.0
$17.1
$21.4
$23.7
$26.9
2021
2022
2023
2024
2025

NET INCOME
in Billions
-8%
vs. 2024

$7.00
$5.25
$3.50
$1.75
$0.00
$1.2
$3.1
$4.3
$5.9
$5.4
2021
2022
2023
2024
2025

ADJUSTED EBITDA*
+20%
vs. 2024
in Billions

DILUTED EPS**
+22%
vs. 2024
-4%
vs. 2024

$12
$9
$6
$3
$0
$1.13
$1.83
$3.05
$3.99
$4.70
$6.09
$6.91
$7.48
$6.62
$9.12
2021
2022
2023
2024
2025

■	GAAP Diluted EPS	■	Adjusted* Diluted EPS
*See Appendix A to this proxy statement for a reconciliation of non‑GAAP financial measures and rationale for use of non‑GAAP financial measures.
**Diluted EPS reflects the impact of the Stock Split.
(1)Gross bookings is a common operating and statistical metric used in the travel industry representing the total U.S. Dollar value, generally inclusive of all taxes and fees, of all travel services purchased by consumers through our online travel reservation businesses, net of cancellations.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	45
EXECUTIVE COMPENSATION
Executive Summary

EXECUTIVE COMPENSATION

Returning Value to Stockholders

RETURN OF STOCKHOLDER VALUE*

in Millions	In 2025, we announced a new $20 billion stock repurchase authorization and repurchased ~$5.9 billion of our shares, reducing our year‑end share count by 3% versus 2024 and by 30% versus 2018.

In 2025, we paid quarterly dividends resulting in $1.2 billion returned to stockholders by year end.

In February 2026, we declared a cash dividend increase of 9.4% per‑share from 2025.

*Share numbers retroactively adjusted to reflect the impact of the Stock Split.
Also in 2025, we utilized $1.1 billion to settle the conversion premium on our convertible notes at maturity to avoid dilution from settlement in stock. In February 2026, the Board announced a 25-for-1 stock split of the Company’s shares of common stock, which was effected on April 2, 2026.

46	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Executive Summary
Stockholder Engagement
We deeply value the feedback we receive through our stockholder engagement program. The Board and the T&C
Committee have conducted robust stockholder engagement campaigns and made several responsive changes to our compensation program in the last several years. The 2024 and 2025 say-on-pay results reflected positive support for these actions with 90% and 88% stockholder support, respectively. The Board and the T&C Committee considered this strong stockholder support and did not make significant structural changes to our compensation program in 2025.
WHO WE REACHED OUT TO

Spring 2025

Outreach to 37 investors representing approximately 50% of outstanding shares

Meetings with 8 investors representing approximately 8% of outstanding shares

Fall 2025

Full board discussion with an actively- managed stockholder who owns over 2% of our outstanding shares

Outreach to 36 investors representing approximately 50% of outstanding shares

Meetings with 14 investors representing approximately 24% of outstanding shares

KEY ENGAGEMENT MEMBERS
Board of Directors
Governance & Compensation Team
Investor Relations
Sustainability
KEY THEMES

EXECUTIVE COMPENSATION	●Target setting ●RSU/PSU Mix ●LTI and STI goals

GOVERNANCE AND RELATED TOPICS	●Board refreshment ●Human rights ●Cybersecurity ●Sustainability

COMPANY STRATEGY	●Connected Trip ●Gen AI

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	47
EXECUTIVE COMPENSATION
Compensation Philosophy and Objectives

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives
Our executive compensation program adheres to the following fundamental principles:
●Performance-based: NEOs should be compensated primarily based on performance.
●Alignment with interests of stockholders: we seek to incentivize management through performance metrics that are likely to increase long-term stockholder returns and value.
●Retention: the program should help us attract and retain key management talent.
●Consistency: the program should be consistent over time to enable NEOs to implement a long-term strategy and reward them if they achieve long-term results.
●Business-focused: the program aims to compensate NEOs primarily for their management of the business and endeavors to mitigate the impact of external factors, such as currency fluctuations.
●Risk management: the program should incentivize appropriate risk-taking.
●Balance of short- and long-term performance: unexpected macro events should not have an outsized impact on our program.
Compensation Best Practices
Our key compensation practices, which are also reflective of our compensation philosophy and objectives, include:

WE DO:	WE DO NOT:

Tie pay to performance.	Pay dividend equivalents unless the vesting and performance conditions for the underlying equity award are met.

Cap the bonus pool from which senior executives' individual cash bonuses are paid.	Permit stock option repricing without stockholder approval.

Cap individual bonus at two times target for NEOs.	Provide significant executive-only perquisites.

Limit PSU payouts at target if TSR is not positive over the PSU measurement period.	Permit hedging or pledging of our stock by our directors and NEOs.

Use “double triggers” in our severance agreements and equity awards.	Provide change in control severance tax gross-ups.

Have both an incentive-based compensation clawback policy and a Financial Restatement Recovery Policy aligned with SEC requirements.	Enter into new arrangements with NEOs that would pay cash severance in excess of 2.99 times salary and target bonus, without stockholder ratification.

Conduct an annual risk assessment of our executive compensation program.

Conduct a robust stockholder engagement process.

Conduct formal executive succession planning.

Have meaningful stock ownership guidelines.

48	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Pay Elements
Pay Elements
We use different elements of our executive compensation program to drive different behaviors. The elements work together to achieve our compensation philosophy and objectives described above.

Element	Form	Key Characteristics	Link to Stockholder Value

Base Salary	Cash
Determined by:
●Review of the Compensation
Peer Group described below;
●Individual performance of the
executive, including level of
responsibility and breadth of
knowledge; and
●Review of the executive's
total compensation, both
individually and relative to
other senior executives.
●Provide a level of economic security and stability so executives can focus on meeting our objectives, and encourage attraction and retention of top talent.

Short-term Incentive Program	Cash	●Company financial performance and individual performance; and ●Cap of 2x target for individual NEO bonuses.	●Promote achievement of the Company's annual goals.

Long-term Incentive Program	PSU 60% of LTI(1)
●Tied to our financial performance,
our relative TSR compared to a
group of travel and tourism
peers, and capped at target if
absolute TSR is not positive; and
●Number of shares ranges from
zero to 2x the target grant
amount, depending on our
financial performance over a
three-year performance period.
●Incentivize strong long-term financial and TSR performance, as well as increases in our stock price over a three-year period.

RSU 40% of LTI(1)
●Tied to value of stock; and
●Also used in connection with new
hires or promotions to provide an
initial stake in the Company and
an additional retention incentive
until the individual's PSUs begin
to vest.
●Alignment of interests with stockholders and to provide a retention element that balances the at-risk pay in the long-term incentive program.

(1)In 2025, Mr. Pisano began receiving a mix of 50% PSUs and 50% RSUs as part of a review of compensation practices for similarly-situated individuals.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	49
EXECUTIVE COMPENSATION
How We Measure Performance

EXECUTIVE COMPENSATION

How We Measure Performance
We measure performance based on:
●Revenue is the Company's revenue, taking into account any Compensation EBITDA adjustments that impact revenue.
●Compensation EBITDA is a non-GAAP financial measure based on our adjusted earnings before interest, taxes, depreciation, and amortization, as publicly reported in our earnings press releases ("Adjusted EBITDA"), further adjusted to align measurement of performance on a basis consistent with how the performance targets were set and to reduce the risk that our compensation plan could incentivize inappropriate decision-making by management to achieve targets. In particular, Compensation EBITDA:
●Is impacted by stock-based compensation expenses;
●Excludes results of acquisitions that were not incorporated into the targets set at the outset of awards to prevent
"buying results;"
●Excludes the impact of foreign exchange rate changes between the time targets are set and the end of the relevant period; and
●Treats all capital expenditures as expenses, which reduces Compensation EBITDA relative to our Adjusted EBITDA.
●Relative Total Stockholder Return (rTSR) is a measurement of the Company's total stockholder return versus the total stockholder return of a group of the Company's travel and tourism peers.
●Absolute Total Stockholder Return (TSR) is a measurement of the Company's absolute total stockholder return over the course of three years, to ensure executive compensation is aligned with stockholder value creation.
●Individual Contributions such as individual execution against the Company's strategic priorities, including non-
financial goals.
How We Make Compensation Decisions

2024	Summer 2024	Fall 2024
	●Compensation planning began for 2025 compensation ●Assessment of Compensation Peer Group	●Analysis of market compensation ●Conducted stockholder engagement ●Consolidated feedback and communicated to the T&C Committee ●Reviewed competitiveness of plan design

2025	Winter 2025	Summer 2025

●Board met with a stockholder holding
approximately 3% of our shares
●Set 2025 Bonus Plan and long-term incentive
plan performance targets
●Set Company and individual goals for 2025
●T&C Committee assessed and revised PSU/
RSU mix for Chief Human Resources Officer
●Granted three-year 2025 PSUs and RSUs
●Consolidated feedback from annual meeting voting outcomes and spring stockholder engagement for T&C Committee and Board

	Spring 2025	Fall 2025
	●Engaged stockholders on matters to be voted on at the annual stockholder meeting, including say-on-pay	●Conducted stockholder engagement ●T&C Committee assessed compensation trends and considered the compensation program for 2026 ●Board met with a stockholder holding over 2% of our shares

2026	Winter 2026
●Communicated stockholder feedback to the T&C Committee ●Finalized 2025 Bonus Plan performance achievement and 2023 PSU vesting factor

50	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

THE ROLE OF THE BOARD AND THE T&C COMMITTEE	THE ROLE OF MANAGEMENT

●The independent members of the Board set
performance objectives for the Company at the
beginning of the year as well as performance
objectives and target total compensation for the
CEO for the coming year.
●At the beginning of the following year, the T&C
Committee reviews the CEO’s and the
Company’s performance against those
objectives and recommends CEO
compensation to the Board.
●The T&C Committee recommends, and the
independent members of the Board review and
approve, the payout amount of the CEO’s
bonus for the prior year.
●The T&C Committee sets performance
objectives, reviews performance against those
objectives, and determines the compensation
for the NEOs other than the CEO.

●Our CEO provides performance assessments
and detailed compensation recommendations
regarding our NEOs other than himself.
●Our executive management team provides
input to help the T&C Committee set
performance metrics for our annual
performance‑based Bonus Plan and long‑term
incentive plan.

THE ROLE OF THE COMPENSATION CONSULTANT

The T&C Committee engaged Semler Brossy, an outside global executive compensation consulting firm, to advise the T&C Committee on our compensation program for the NEOs. After considering the independence factors prescribed by SEC rules, the T&C Committee determined that Semler Brossy is independent and that there were no conflicts of interest with Semler Brossy in 2025.
At the T&C Committee’s direction and support, management collaborates with Semler Brossy regarding certain committee materials in advance of meetings and regularly requests market data, input, and recommendations to inform the committee’s decision‑making process. Semler Brossy participates in T&C Committee meetings and regularly meets with the committee without management present. During 2025 and 2026, Semler Brossy assisted the T&C Committee on the following matters:
●Advised on the composition of the Compensation Peer Group and TSR Peer Group;
●Prepared analyses of NEO compensation levels as compared to the Compensation Peer Group, including individual salary and target bonus amounts, and made compensation recommendations;
●Provided analysis and recommendations for the T&C Committee’s consideration of changing the PSU/RSU mix for the Chief Human Resources Officer;
●Advised the T&C Committee on the implementation of the individual NEO bonus cap;
●In response to stockholder feedback, recommended strengthening the Company’s executive stock ownership guidelines;
●Provided advice on the appropriateness of our 2025 Bonus Plan awards and long‑term incentives;
●Provided analysis regarding the equity plan, including advising on the shares available under the plan;
●Completed an independent compensation program risk assessment; and
●Prepared tally sheets and IRC Section 280G analyses to determine there are no “excess parachute payments.”

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	51
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

EXECUTIVE COMPENSATION

Benchmarking and Target Compensation
Our benchmarking analysis includes a comparison of each element of total compensation against a peer group of publicly‑traded companies. The primary characteristics used to determine the peer group are industry, revenues, qualitative business attributes, and peers identified by our peers. The T&C Committee includes a balance of travel,
e-commerce, and software/platform technology companies and seeks to primarily include companies with revenues between one‑half and two times our annual revenues. The T&C Committee also included leading e-commerce or technology companies with revenues that exceed two times our revenues because there are relatively few companies that meet our criteria and we compete with those companies for executive talent.
The T&C Committee reviews the existing peer group annually with the help of its independent compensation consultant. In
2024, the T&C Committee determined that the peer group for 2025 compensation decisions would consist of the sixteen companies listed below (the “Compensation Peer Group”). The T&C Committee reviewed revenues of the Compensation
Peer Group from the last twelve months as of May 2024 and confirmed our revenues ranked at approximately the 50th percentile of such group.

Adobe Inc.	Expedia Group, Inc.	PayPal Holdings, Inc.
Airbnb, Inc.	IAC/InterActiveCorp	TripAdvisor, Inc.
Alphabet Inc.	Marriott International, Inc.	Uber Technologies, Inc.
Amazon.com, Inc.	Meta Platforms, Inc.	Wayfair, Inc.
eBay Inc.	Microsoft Corporation
Electronic Arts Inc.	Netflix, Inc.
The T&C Committee reviews data from the Compensation Peer Group to assess “market” compensation for each NEO, which it considers to be within a range of the median of comparable executives’ pay for the Compensation Peer Group, and to ensure that our executive compensation program as a whole is competitive. The Compensation Peer Group does not dictate the NEOs’ compensation and is not a substitute for the T&C Committee’s judgment in establishing compensation.
Overview
Each year, the T&C Committee reviews all compensation elements, including each NEO’s base salary, annual cash bonus opportunity, and long‑term equity incentives, as well as payments that would be required under various severance and change in control scenarios. The T&C Committee considers each executive’s market compensation levels and individual performance. The 2025 compensation program emphasizes a significant percentage of performance‑based pay.
Performance‑based pay is forfeitable if revenue and compensation EBITDA performance goals are not met. The T&C
Committee believes that performance‑based compensation appropriately incentivizes executives to achieve results for the long‑term benefit of our stockholders.

2025 COMPENSATION MIX(1)
CEO	Average of Other NEOs
(1)Mix is shown at target. Percentages are approximate due to rounding.

52	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions
2025 Named Executive Officer Performance

GLENN D. FOGEL President and Chief Executive Officer

The Board and the T&C Committee considered the following highlights of Mr. Fogel’s 2025 performance:
●His consistent and exemplary leadership throughout the year;
●Our financial and operating performance, including the Company’s highest‑ever revenue, gross bookings, and room nights;
●Integration of new generative artificial intelligence ("Gen AI") features to enhance the consumer and partner experience and drive efficiencies in our operations;
●Continued advancement towards our Connected Trip vision to make planning, booking, and traveling simpler, more personalized, and seamless;
●Expansion of Booking.com's Genius loyalty program across verticals and continued improvement of loyalty programs across our brands to provide a more personalized experience for consumers and incremental value to partners;
●Partnerships with leading Gen AI organizations;
●Continued to increase brand awareness and localization in key geographies such as Asia and the U.S.;
●Increased adoption of our payments platform and capabilities;
●Growth of our alternative accommodations offering;
●Execution on our Transformation Program to drive efficiency and help create capacity for reinvestments in our strategic priorities for long-term value creation;
●Broadening our supply and increased flight and attraction ticket growth at Booking.com and Agoda;
●His healthy, open, and constructive relationship with key stakeholders; and
●His consistent “tone at the top” of absolute integrity, as well as his outstanding commitment, people management skills, and investor and Board communication skills.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	53
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

EXECUTIVE COMPENSATION

EWOUT STEENBERGEN Executive Vice President and Chief Financial Officer

Mr. Steenbergen is our Executive Vice President and Chief Financial Officer since 2024. Previously he served as EVP,
Chief Financial Officer at S&P Global Inc. (“S&P”), a financial information and analytics company, since 2016. As part of his role as CFO at S&P, Mr. Steenbergen was also appointed as President, Engineering Solutions in 2022 when S&P merged with IHS Markit, and led Kensho Technologies, an S&P artificial intelligence company, from 2018. Prior to his role with S&P, Mr. Steenbergen served as Executive Vice President and CFO of Voya Financial, Inc., a financial services company. He also serves on the board of directors of AXA Group (France) and UNICEF USA.
The T&C Committee and Mr. Fogel considered the following highlights of Mr. Steenbergen’s 2025 performance:
●Exceptional leadership and performance as Chief Financial Officer along with strategic insight and advice;
●Our financial and operating performance, including the Company’s highest‑ever revenue, gross bookings, and room nights;
●Execution on our Transformation Program to improve operating expense efficiency, increase organizational agility, and free up resources for reinvestment;
●Leadership in developing our strategic reinvestment program, ensuring disciplined capital allocation toward priorities that drive long-term value creation;
●Shaped a capital management program with a focus on creating long-term value for stockholders;
●Enhanced external disclosures and investor materials to enrich discussions with stockholders;
●Increased adoption of our payments platform and capabilities;
●Leadership, management, and strengthening of our finance department including through leadership development;
●Leadership in developing our financial plans;
●Exceptional management of capital during volatile macroeconomic periods and economic uncertainty;
●Effective communication with the financial and investor communities; and
●Notable progress of key operating efficiency initiatives.

54	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

PETER J. MILLONES Executive Vice President and General Counsel

Mr. Millones has been our General Counsel since January 2001 and our Executive Vice President since April 2003. He previously served as our Vice President and Associate General Counsel from March 2000 to January 2001 and as our
Corporate Secretary from January 2001 to April 2018 and March 2021 to January 2022. Prior to that, Mr. Millones was with the law firm of Latham & Watkins LLP.
The T&C Committee and Mr. Fogel considered the following highlights of Mr. Millones’ 2025 performance:
●Exceptional leadership and performance as General Counsel;
●Skillful management of our legal department, including the compliance and privacy teams;
●Navigation of the increasingly complex regulatory environment for online digital platforms;
●Contributions to improving our systems and processes, including global legal coordination and collaboration among our different brands on key issues;
●His healthy, open, and constructive relationship with key stakeholders including the Board; and
●Oversight of our corporate governance practices and efforts to organize and assist with the Board’s activities.

PAULO PISANO Chief Human Resources Officer

Mr. Pisano has served as our Chief Human Resources Officer since August 2021 and as Senior Vice President and Chief
People Officer of Booking.com since March 2020. Prior to joining Booking.com, Mr. Pisano was the Chief People Officer at
Galp, a globally integrated energy company, from December 2015. Previously, he served as the SVP and Chief Talent
Officer at Pearson, an education publishing and learning assessment company, following his post as Head of
Organizational Effectiveness at Barclays.
The T&C Committee and Mr. Fogel considered the following highlights of Mr. Pisano’s 2025 performance:
●Global coordination of the human resources function and engagement with employees through global macroeconomic uncertainty;
●Leadership and development of our global workforce that reflects and is responsive to the needs of our consumers and partners;
●Exceptional leadership through the Transformation Program.
●Continued focus on maintaining a committed and engaged workforce across continents at various brands;
●Effective engagement with key stakeholder groups around the Company;
●Efforts to attract and retain talent in key roles to build new functions, innovations, and products; and
●Creation of opportunities for employees to grow and build their careers through training and development programs.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	55
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

EXECUTIVE COMPENSATION

2025 Base Salaries
Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. In 2025, the T&C Committee made no changes to the annual base salaries of our
NEOs. The differences between 2024 and 2025 for Messrs. Fogel, Millones, and Pisano noted below are a result of the salary adjustment that occurred during 2024, reflecting a lower base salary paid for part of the year. Mr. Steenbergen’s
2024 salary reflects his March 15, 2024 start date.

Executive Officer	2024 Salary(1)	2025 Salary(1)
Glenn D. Fogel	$1,166,667	$1,250,000
Ewout Steenbergen(2)	$656,298	$825,000
Peter J. Millones	$717,750	$750,000
Paulo Pisano(3)	$572,390	$620,884
(1)2024 and 2025 salaries listed reflect the amount received over the course of the year to align with the amount reported in the
Summary Compensation Table.
(2)Mr. Steenbergen became our Executive Vice President and Chief Financial Officer on March 15, 2024.
(3)Mr. Pisano’s 2024 salary reflects the average 2024 EUR/USD exchange rate of 1.08168149 and 2025 salary reflects the average
2025 EUR/USD exchange rate of 1.12887982.
Short‑term Incentive Program
Under our Bonus Plan, the bonus pool is meaningfully funded only if we have significant year-over-year earnings and/or revenue growth on a fixed currency basis, taking into account the size of our business, market expectations regarding our growth, and our expectations regarding the growth of our markets. The Bonus Plan pool applicable to our NEOs is funded based on our Compensation EBITDA and Revenue, which were used on an equally‑weighted basis to measure performance in connection with the 2025 NEO Bonus Plan.
The amount in the pool increases as our Compensation EBITDA and/or Revenue increase (until the cap on the pool is reached), and cash bonuses are awarded to NEOs from this pool. Although Company performance is a key factor in individual bonus payments for our NEOs, the T&C Committee may adjust the aggregate pool and/or individual bonuses upwards up to the max pool cap or downwards as it deems appropriate, subject to an individual bonus cap of two times their target bonus.
2025 Bonus Plan Outcomes
To set rigorous growth targets for the 2025 Bonus Plan, the T&C Committee considered feedback from stockholder engagement and consensus performance expectations following the Company's record financial performance in 2024.

Bonus	2025 Revenue Performance Relative to 2024(1)	2025 Compensation EBITDA Performance Relative to 2024(1)
At Target	6% growth	6% growth
At Maximum	10% growth	14% growth
Actual	7% growth	13% growth
(1)Growth percentages are rounded.

56	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions
The Company’s strong financial performance in 2025 resulted in the Company exceeding its target performance goals and funding the NEO bonus pool at 1.62 times target, but not reaching maximum funding of two times target, indicating the rigor of these targets. The Company’s Revenue performed 2% above target and Compensation EBITDA performed 7%
above target. The T&C Committee took the Company’s financial performance into account when it awarded the NEOs a bonus payout of approximately 1.62 times target under the 2025 Bonus Plan reflected below.

Named Executive Officer	Base Salary(1)	Bonus Target as a % of Base Salary	Actual 2025 Bonus Awarded
Glenn D. Fogel	$1,250,000	200%	$4,042,500
Ewout Steenbergen	$825,000	180%	$2,401,245
Peter J. Millones	$750,000	170%	$2,061,675
Paulo Pisano(2)	$620,884	140%	$1,405,557
(1)2025 bonus is calculated based on each NEO’s base salary amount received over the course of the year to align with the amount reported in the Summary Compensation Table.
(2)In addition to Mr. Pisano’s bonus for 2025 under the short-term incentive program, he also received a bonus of $282,220 in connection with his individual exceptional performance in his role as Chief Human Resources Officer. Amounts for Mr. Pisano are
converted using the EUR/USD exchange rate of 1.12887982, which was the average rate for 2025.
Long‑term Incentive Program
In shaping the long‑term incentive program, the T&C Committee focused on incentivizing the NEOs to deliver results for the Company aligned with long‑term value creation for stockholders, as follows:

40% RSUs	60% PSUs
Provide a retention element that balances the at-risk pay in the long-term program.	Provide a significant compensation opportunity tied to long-term financial performance and total shareholder return.
Long-Term
Incentive
Program(1)
●Three‑year time‑based award: aligned with stock price
●2025 PSUs: vest in three years with three‑year goals tied to
Revenue and Compensation EBITDA
●rTSR modifier: +/- 25% depending on TSR performance
relative to peers at the end of the three‑year measurement
period and subject to the TSR governor and a max 2x cap
●TSR governor: caps PSU vesting factor at target unless
absolute TSR is positive over the course of the three‑year award
(1)In 2025, Mr. Pisano began receiving a mix of 50% PSUs and 50% RSUs as part of a review of compensation practices for similarly-
situated individuals.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	57
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

EXECUTIVE COMPENSATION

Performance Share Units
In 2025 the T&C Committee approved grants of PSUs with three‑year targets and performance periods, an rTSR modiﬁer, and TSR governor.
TSR Governor
The T&C Committee is committed to aligning executive incentive compensation with stockholder returns and value creation. This is the primary driver behind the TSR governor, which caps the PSU vesting factor at target unless absolute
TSR is positive over the three‑year period of the award. This ensures that NEOs realize upside only if stockholders realize positive returns.
Relative TSR Modifier
At the end of the three‑year measurement period for TSR, the PSUs are adjusted upwards or downwards by up to 25%
based on the Company’s TSR relative to the TSR of a peer group of travel and tourism industry companies, subject to the absolute TSR governor and capped at a maximum of two times target.

If rTSR is:	Then the rTSR Modifier is:
Below the 25th Percentile	0.75
Between the 25th and 39th Percentile	0.875
Between the 40th and 60th Percentile	1
Between the 61st and 75th Percentile	1.125
Greater than the 75th Percentile	1.25
The rTSR peer group is broader than the Compensation Peer Group because we considered only industry comparability and not size or other characteristics that are more relevant for benchmarking pay.

2025 PSU Relative TSR Peer Group
Accor SA	Airbnb, Inc.	Amadeus IT Group, S.A.
American Airlines Group Inc.	Avis Budget Group, Inc.	Carnival Corporation & plc
Choice Hotels International, Inc.	Delta Air Lines, Inc.	Deutsche Lufthansa AG
easyJet plc	Expedia Group, Inc.	Hilton Grand Vacations Inc.
Hilton Worldwide Holdings Inc.	Hyatt Hotels Corporation	InterContinental Hotels Group PLC
International Consolidated Airlines Group, S.A.	Japan Airlines Co., Ltd.	Marriott International, Inc.
Marriott Vacations Worldwide Corporation	Norwegian Cruise Line Holdings Ltd.	Qantas Airways Limited
Royal Caribbean Group	Ryanair Holdings plc	Sabre Corporation
Singapore Airlines Limited	Sixt SE	Southwest Airlines Co.
Travel + Leisure Co.	Trip.com Group Limited	TripAdvisor, Inc.
trivago N.V.	TUI AG	United Airlines Holdings, Inc.
Wyndham Hotels & Resorts, Inc.

58	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions
Relative TSR Peer Group Total Stockholder Return(1)

169%

125%

62%

62%

53%

22%

12%

24%

14%

9%

2%

(4%)
(1)The 1‑year, 2‑year, and 3‑year TSRs are based on the calculated TSRs including dividends between the last trading day of 2025 and the last trading day of the year in 2024, 2023, and 2022, respectively.
2025 Performance Thresholds
The 2025 PSUs granted to our NEOs are forfeitable if certain minimum financial performance thresholds are not achieved and have a maximum payout of two times the number of “target” shares. The number of target shares was determined by taking a ﬁxed U.S. Dollar amount established by the T&C Committee and dividing that amount by the fair market value of our common stock on the date of grant, which, as provided under our equity plan, is the closing price of our common stock on the trading day immediately preceding the date of grant. In setting our 2025 PSU financial performance thresholds, the
T&C Committee considered our 2025 budget, our expectations for the global travel market over the three‑year performance period, internal projections over the three‑year performance period for us and certain of our peers, and external consensus projections. The 2025 PSU financial performance thresholds were set above the 2024 PSU financial performance thresholds.
The T&C Committee also sought to ensure that the performance thresholds, in particular those that would result in a payout above target, reﬂected performance that would be expected to reward our stockholders.
The equally‑weighted Revenue and Compensation EBITDA goals for the 2025 PSUs covering the three‑year period ending December 31, 2027 are:

If Revenue for the three‑year period ending December 31, 2027 is:	If Compensation EBITDA for the three‑year period ending December 31, 2027 is:	Then the number of shares that will be issued is:(1)
Below $71.2 billion	Below $23.3 billion	Forfeiture
Between $71.2 billion and $81.7 billion	Between $23.3 billion and $28.1 billion	0x to 1x the target grant
At $81.7 billion	At $28.1 billion	1x the target grant
Between $81.7 billion and $85.3 billion	Between $28.1 billion and $30.3 billion	1x to 2x the target grant
Above $85.3 billion	Above $30.3 billion	2x the target grant
(1)Number of shares that could be issued (i) is based on performance against each of the Revenue and Compensation EBITDA goals, measured separately, with meaningful achievement of both needed for a 2x outcome, and (ii) is subject to the rTSR modifier and
TSR governor applied after the end of the performance period.
As noted above, the 2025 PSUs are also subject to the application of the rTSR modiﬁer and TSR governor after the end of the three‑year performance period.
The Company’s outstanding performance in the three-year period ending December 31, 2025 resulted in achieving two times target for the 2023 PSUs, which vested in March 2026.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	59
EXECUTIVE COMPENSATION
How We Make Compensation Decisions

EXECUTIVE COMPENSATION

Restricted Stock Units
In 2025, our long-term incentive program provided for grants comprised of 40% RSUs to NEOs, except for Mr. Pisano, the
Company’s Chief Human Resources Officer, who received a grant of 50% RSUs as part of a review of compensation practices for similarly-situated individuals. The T&C Committee believes this structure is in line with market practice and provides an appropriate base level of long-term pay and stability in the program design, with significant retention value tied to stock price and continuous service. Stockholders have expressed to us their continued support for a time-based component in our long-term incentive program.
The NEOs received the following three‑year RSU awards in 2025:

Executive	Grant date value of award
Glenn D. Fogel	$10,001,115
Ewout Steenbergen	$3,239,728
Peter J. Millones	$3,002,313
Paulo Pisano	$2,374,152
These awards vest equally over three years, provided the recipient is still employed by the Company.
RSUs are also used from time to time in connection with the hiring or promotion of a new senior executive to provide retention incentives during the initial years of employment to balance the uncertainty associated with the typical three‑year cliff vesting and performance terms of PSUs.
Dividend Equivalents
RSUs and PSUs granted to our employees in 2025 have dividend equivalent rights, which generally provide for settlement in cash in an amount equal to the value of dividends declared by the Board on the number of shares subject to the applicable award during the vesting period. The dividend equivalents will only pay out if and to the extent that the time‑based vesting and performance‑based vesting conditions have been met for the underlying award.
Stock Options
We did not grant any stock options to our NEOs in 2025.
Stockholder Dilution
We believe in the responsible use of stock‑based compensation. The T&C Committee reviews the dilutive impacts of planned equity awards every year and unlike many other companies, we include the negative impact of stock‑based compensation expense in the proﬁt metrics we highlight in our earnings reports.

Stockholder dilution from our equity
incentive programs, including stock-based
compensation as a percentage of weighted average
shares outstanding, was below the 25th percentile
of our Compensation Peer Group.
We are proud that in 2025, our stock‑based compensation resulted in approximately 0.4% of stockholder dilution and during the last 5 years, resulted in less than 3% of cumulative dilution.

60	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
How We Make Compensation Decisions
BKNG Stock‑Based Compensation Expense as a % of GAAP Net Income

2023	2024	2025
12%	10%	11%

% of EBITDA Retained After Stock-Based Compensation Expense (2025)(1)

Compensation Peer Group(3)
BKNG(2)
25th Percentile
Median
75th Percentile

Stock-Based Compensation Expense	Post-SBC EBITDA
(1)Percentages represent Post‑SBC EBITDA for 2025. If a Compensation Peer Group company’s annual EBITDA (see also footnote 3 below) is negative, its results are excluded.
(2)The Company's publicly reported Adjusted EBITDA is further adjusted to add back stock‑based compensation expense to present pre‑SBC Adjusted EBITDA consistent with how it is calculated for the Compensation Peer Group. The Company's stock‑based compensation expense as a percent of pre‑SBC Adjusted EBITDA is 6%. See Appendix A for a reconciliation of adjusted financial measures and rationale for use of adjusted financial measures.
(3)Data is derived from publicly reported information of Compensation Peer Group companies. The Company's use and calculation of
Adjusted EBITDA and Pre‑SBC Adjusted EBITDA may differ from the other companies' use and calculation of such non‑GAAP financial measures. For companies that do not publicly report EBITDA, reported stock‑based compensation expense and operating income excluding depreciation & amortization expense are used.

Stock-Based Compensation Expense as a % of Net Cash Provided by Operating Activities

2025	2023-2025(1)

Data is derived from publicly reported information of Compensation Peer Group companies. ADBE, EA, and MSFT do not have December 31 fiscal year ends, so their full year data is shown as of their latest completed fiscal year (e.g., MSFT’s
2025 data is for the twelve months ended June 30, 2025).
(1)Represents the cumulative SBC expense and cumulative net cash provided by operating activities over the period.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	61
EXECUTIVE COMPENSATION
Other Components of Executive Compensation

EXECUTIVE COMPENSATION

Other Components of Executive Compensation
Change in Control Benefits
Our equity grants do not provide for “single trigger” accelerated vesting based solely on the occurrence of a change in control. Acceleration of equity grants only occurs upon certain terminations of employment that occur at the same time as or following a change in control, or upon certain terminations of employment that occur independently of a change in control. Generally, in the context of a change in control, upon a termination of employment by us “without cause” or by the employee on account of their disability (and in some circumstances, for “good reason”) that occurs coincident with or following the change in control, the vesting of outstanding equity will be accelerated to the termination date on a pro‑rata basis based on the portion of the performance period that has passed. Our awards do not provide for full acceleration of an award except in the case of the employee’s death.
Severance Benefits
Severance arrangements and change-in-control provisions in our equity awards are designed to:
●encourage executives to remain focused on our business in the event of a rumored or actual fundamental corporate change or changes in the organization or its employment needs and provide assistance during any transition, and
●manage compensation‑related risks and align the interests of executives and stockholders by incentivizing executives to manage the business and evaluate potential change in control transactions from the perspective of a stockholder.
Each of our NEOs is entitled to receive severance benefits upon, among other things, a termination “without cause” or
“for good reason.” The T&C Committee believes the amount of severance compensation each NEO would receive is appropriate based on market practice and the duration of non‑competition agreements between us and our NEOs.
See Employment Contracts, Termination of Employment, and Change in Control Arrangements beginning on page
69 for additional details.
Employee Benefits
Our health care and other insurance programs are generally the same for all eligible employees, including the NEOs, depending on their geographic location. We maintain a 401(k) plan for all eligible U.S.-based employees and certain other eligible employees, including our NEOs (excluding Mr. Pisano), which allows eligible employees to contribute up to 75% of their eligible pay (generally base salary and bonus), up to limits imposed by the U.S. Internal Revenue Code, as pre‑tax and/or Roth contributions. In addition, eligible U.S.-based employees can contribute up to 5% of their eligible pay on an after tax basis up to limits imposed by the U.S. Internal Revenue Code. We make a cash matching contribution to this 401(k) plan for participants, including NEOs, of 50 cents on the dollar on the first 6% of eligible pay contributed to the plan.
All eligible Booking.com employees, including Mr. Pisano, receive a work‑from‑home allowance and a benefit for certain travel reservations made through Booking.com.
Perquisites
We do not maintain any material perquisites or personal benefits for the NEOs, such as company planes, cars, financial services, or country club memberships. In connection with Messrs. Fogel and Pisano taking on executive roles at both the
Company based in the United States and its subsidiary Booking.com based in the Netherlands, the Company provides benefits to Messrs. Fogel and Pisano to ensure that they do not incur additional expenses or tax liability as a result of these additional roles. These benefits include payment of costs for the preparation of Dutch and U.S. tax returns and similar accounting fees, a related tax gross-up, and tax equalization, which caps total tax exposure to what the individual would be taxed on earnings from the company under home country tax laws and is designed to yield neither an economic benefit nor detriment as a result of holding dual roles in the Netherlands and United States.

62	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Compensation Governance Matters
Compensation Governance Matters
Stock Ownership Guidelines
Our stock ownership guidelines require executive officers to own the number of shares of our common stock indicated
below. For these purposes, shares owned outright by an executive officer are counted, but unvested stock options, vested stock options that have not been exercised, and unvested stock‑based equity awards are not considered. Executive officers who do not meet the stock ownership guidelines must retain a minimum of 50% of the shares received on an after‑tax basis from the exercise of stock options, the vesting of RSUs and PSUs, and the settlement of any other stock‑based equity award until the ownership target is reached. In 2025, in response to stockholder feedback and in consultation with Semler Brossy, the T&C Committee revised our stock ownership guidelines applicable to executive officers. As of March 16, 2026, each current executive officer was in compliance with the guidelines.

Name	Number of Shares Required to be Owned under our Stock Ownership Guidelines:	Number of Shares Owned as of March 16, 2026(1)	Value of Shares Owned as of March 16, 2026(2)
Glenn D. Fogel, President and Chief Executive Officer	Shares valued at six (6) times base salary	537,900	$92,368,618
Ewout Steenbergen, Executive Vice President and Chief Financial Officer	Shares valued at three (3) times base salary	27,275	$4,683,685
Peter J. Millones, Executive Vice President and General Counsel	Shares valued at three (3) times base salary	452,300	$77,669,318
Paulo Pisano, Chief Human Resources Officer	Shares valued at three (3) times base salary	49,300	$8,465,835
(1)See Security Ownership of Certain Beneficial Owners and Management for certain details relating to beneficial stock ownership calculated in accordance with SEC rules. Share numbers reflect the impact of the Stock Split.
(2)Based on the closing share price on March 16, 2026 adjusted retroactively for the Stock Split.
Our stock ownership guidelines also establish requirements for non‑employee members of the Board, which are set forth under Non‑Employee Director Compensation and Benefits on page 85.
Short-Selling, Hedging and Pledging Prohibitions
We prohibit NEOs, directors, and employees from entering into hedging transactions with respect to our stock, speculating in our stock, or engaging in short‑term trading in our stock such as “day trading.” Such prohibited activity includes short selling; buying or selling publicly traded options, including writing covered calls; buying our stock on margin (unless arrangements are made to cover any margin calls in cash); and arbitrage trading. We also do not permit our NEOs or directors to pledge our securities.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	63
EXECUTIVE COMPENSATION
Talent and Compensation Committee Report

EXECUTIVE COMPENSATION

Pre-arranged Trading Plans
We encourage, but do not require, our NEOs to adopt pre‑arranged trading plans that comply with Rule 10b5‑1 under the
Exchange Act (a “10b5‑1 Plan”). Our internal guidelines align with the SEC’s rules and impose restrictions beyond the
SEC’s 10b5‑1 rules that the Company believes are important guardrails, including that each Plan must be adopted during an open trading window, should generally have a minimum term of one year, and may not be terminated early without approval by our T&C Committee or Audit Committee Chair. In addition to the required 10b5‑1 Plan disclosure in Forms
10‑Q and 10‑K, consistent with our past practice we intend to continue to provide a list of 10b5‑1 Plans for our NEOs and directors on a quarterly basis on our corporate website.
Equity Award Dates
Each year in October, the T&C Committee selects grant dates for the coming year for equity awards to NEOs and other employees. In October 2024, the T&C Committee selected March 4, May 12, August 12, and November 12, 2025 as the
2025 grant dates. The T&C Committee (or the Board) has the ability to adjust dates in advance or select additional grant dates in its sole discretion. All grants are approved in advance by the T&C Committee or the Board or, on an exception basis, the Chair of the T&C Committee. Because the grant dates are pre‑established, the timing of the release of material non‑public information does not affect the grant dates or the terms of equity awards and the Company does not time the release of material non‑public information to affect the value of executive compensation.
Clawback Policies
In accordance with Nasdaq listing standards and SEC rules, our Financial Restatement Recovery Policy states that the
Company will seek recovery of excess incentive compensation from NEOs in the event of a covered financial restatement, as such terms are defined in the policy. A copy of the Financial Restatement Recovery Policy is filed as Exhibit 97.1 to our
Annual Report on From 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 18, 2026.
Additionally, our incentive‑based compensation clawback policy provides that under certain circumstances where an NEO has engaged in misconduct that has resulted in the executive receiving excessive incentive‑based compensation, the
Board may seek recovery of such excessive incentive‑based compensation.
Talent and Compensation Committee Report
The T&C Committee, composed of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with management. Based on that review and discussion, the Committee recommended to the Board that it be included in this proxy statement for filing with the SEC and incorporated by reference in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2025.
TALENT AND COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
Mirian M. Graddick‑Weir, Chair
Robert J. Mylod, Jr.
Lynn V. Radakovich (retiring)
Sumit Singh

64	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Summary Compensation Table
The following table shows compensation earned during 2025, 2024, and 2023 by the persons who served as our
Chief Executive Officer and our Chief Financial Officer and the two next most highly‑compensated executive officers serving in 2025. These individuals are referred to as the “named executive officers.” These four individuals were our only executive officers for purposes of Exchange Act Rule 3b‑7 during 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Glenn D. Fogel President and Chief Executive Officer	2025	1,250,000	—		26,202,279	—	4,042,500	(2)	—	3,923,323	(5)	35,418,102
	2024	1,166,667	—		38,802,485	—	4,857,925	(3)	—	10,588	(5)	44,837,665
	2023	750,000	—		40,929,691	—	5,000,000	(4)	—	37,828	(5)	46,717,519
Ewout Steenbergen(9) Executive Vice President and Chief Financial Officer	2025	825,000	—		8,490,550	—	2,401,245	(2)	—	11,047	(6)	11,727,842
	2024	656,298	1,000,000	(10)	16,723,450	—	2,362,673	(3)	—	15,954		20,758,375
Peter J. Millones Executive Vice President and General Counsel	2025	750,000	—		7,863,196	—	2,061,675	(2)	—	10,738	(7)	10,685,609
	2024	717,750	—		11,378,389	—	2,487,416	(3)	—	10,588		14,594,143
	2023	556,500	—		12,165,681	—	2,823,000	(4)	—	10,138		15,555,319
Paulo Pisano(11) Chief Human Resources Officer	2025	620,884	282,220	(12)	4,938,134	—	1,405,557	(2)	—	62,528	(8)	7,309,323
	2024	572,390	—		4,382,000	—	1,621,459	(3)	—	21,644	(8)	6,597,493
	2023	454,959	—		4,550,645	—	1,774,071	(4)	—	29,237		6,808,912
(1)Represents the aggregate grant date fair value of: (a) PSUs and RSUs granted to Messrs. Fogel, Steenbergen, Millones, and
Pisano in 2025; (b) PSUs and RSUs granted to Messrs. Fogel, Steenbergen, Millones, and Pisano in 2024; and (c) PSUs and RSUs
granted to Messrs. Fogel, Millones, and Pisano in 2023, in each case computed in accordance with FASB ASC Topic 718. The grant date fair value for the PSUs granted on March 4, 2025 to Messrs. Fogel, Steenbergen, Millones, and Pisano was calculated using the target number of shares multiplied by a share price derived using Monte Carlo simulations (used because of the rTSR modifier and TSR governor components of this award). The maximum number of shares that could be issued to Messrs. Fogel, Steenbergen,
Millones, and Pisano is two times the target number of shares of the 2025 three-year PSU award, which would result in:
$32,402,328 for Mr. Fogel, $10,501,645 for Mr. Steenbergen, $9,721,767 for Mr. Millones, and $5,127,965 for Mr. Pisano. The
amounts in this column reflect our estimate of the payout for these awards, as of the date of grant, and do not correspond to the actual value, if any, that will be recognized by the NEOs. For additional information, please refer to Notes 2 and 4 of our
Consolidated Financial Statements for the year ended December 31, 2025, included in our Annual Report on Form 10-K.
(2)Represents 2025 cash awards paid in 2026 under the 2025 Bonus Plan.
(3)Represents 2024 cash awards paid in 2025 under the 2024 Bonus Plan.
(4)Represents 2023 cash awards paid in 2024 under the 2023 Bonus Plan.
(5)For Mr. Fogel, in 2025 the amount represents (i) the estimated value of insurance premiums for life insurance and accidental death and dismemberment insurance for his benefit, (ii) our matching contributions to our 401(k) plan for Mr. Fogel, and (iii) a net tax equalization benefit of $3,912,585 that relates to certain taxes for both 2024 and 2025 tax years, and which includes tax preparation fees of $36,125 and a tax gross-up of $2,026,738 (such gross-up primarily relates to New York income tax as New York tax rules do not provide any foreign tax credit relief in this situation).
In 2024, the amount represents (i) the estimated value of insurance premiums for life insurance and accidental death and dismemberment insurance for his benefit, and (ii) our matching contributions to our 401(k) plan for Mr. Fogel.
In 2023, the amount represents (i) the estimated value of insurance premiums for life insurance and accidental death and dismemberment insurance for his benefit, (ii) our matching contributions to our 401(k) plan for Mr. Fogel, (iii) certain tax preparation fees related to his tax equalization benefit, and (iv) a personal security assessment.
While in 2025 Mr. Fogel received a net tax equalization benefit, payments we made under the tax equalization arrangement in 2024 and 2023 were exceeded by tax settlement payments made by, or hypothetical taxes deducted from, Mr. Fogel, resulting in zero net reportable tax equalization benefit. The above tax-equalization-related payments and deductions for all years were made pursuant to the existing tax equalization arrangement with Mr. Fogel discussed in “Perquisites.” The tax equalization benefit caps Mr. Fogel’s total tax exposure to what he would be taxed on earnings from the company under U.S. tax laws and is designed to yield neither an economic benefit nor detriment to Mr. Fogel as a result of his role of CEO of Booking.com in the Netherlands.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	65
EXECUTIVE COMPENSATION
Summary Compensation Table

EXECUTIVE COMPENSATION

(6)For Mr. Steenbergen, the amount in 2025 represents (i) the estimated value of insurance premiums for life insurance and accidental death and dismemberment insurance for his benefit, (ii) our matching contributions to our 401(k) plan for Mr. Steenbergen, and (iii) a tax gross-up offered to all employees in connection with a travel benefit.
(7)For Mr. Millones, the amounts included for 2025 represent (i) the estimated value of insurance premiums for life insurance and accidental death and dismemberment insurance for his benefit and (ii) our matching contributions to our 401(k) plan for Mr. Millones.
(8)For Mr. Pisano, the amount in 2025 represents the U.S. Dollar value of perquisites including (i) tax preparation services of
$18,723.90, (ii) a related tax gross-up of $16,211.84, (iii) certain benefits available to Mr. Pisano as a Booking.com employee, and
(iv) a net tax equalization benefit of $22,512.00.
In 2024, the amount represents the U.S. Dollar value of perquisites including (i) tax preparation services and related tax gross-ups, and (ii) certain benefits available to Mr. Pisano as a Booking.com employee. This amount was adjusted to remove certain estimated and pending tax fees. Payments we made in regard to Mr. Pisano’s taxes under the tax equalization arrangement were exceeded by a tax settlement payment made by Mr. Pisano, resulting in zero net reportable tax equalization benefit.
The tax-equalization-related payments and deductions were made pursuant to the existing tax equalization arrangement with Mr.
Pisano discussed in “Perquisites.” The tax equalization benefit caps Mr. Pisano’s total tax exposure to what he would be taxed on earnings from the company under Dutch tax laws and is designed to yield neither an economic benefit nor detriment to Mr. Pisano as a result of his role as CHRO of the Company in the United States.
(9)Mr. Steenbergen became our Executive Vice President and Chief Financial Officer effective March 15, 2024.
(10)Represents the sign-on bonus Mr. Steenbergen received when he became the Company’s Executive Vice President and Chief
Financial Officer on March 15, 2024.
(11)Amounts (other than equity awards) for Mr. Pisano are converted using a EUR/USD exchange rate of 1.12887982, 1.08168149, and
1.08109137, which were the average rates for 2025, 2024, and 2023, respectively.
(12)Represents an additional amount awarded to Mr. Pisano in connection with his individual exceptional performance in his role as
Chief Human Resources Officer.

66	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Grants of Plan‑Based Awards Table
Grants of Plan-Based Awards Table
The following table provides information about equity and non‑equity awards granted to our named executive officers in
2025. Share numbers reflect the impact of the Stock Split.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Glenn D. Fogel	3/4/25				0	75,825	151,650		16,201,164
	3/4/25							50,550	10,001,115
		—	2,500,000	—					—
Ewout Steenbergen	3/4/25				0	24,575	49,150		5,250,822
	3/4/25							16,375	3,239,728
		—	1,485,000	—					—
Peter J. Millones	3/4/25				0	22,750	45,500		4,860,883
	3/4/25							15,175	3,002,313
		—	1,275,000	—					—
Paulo Pisano	3/4/25				0	12,000	24,000		2,563,982
	3/4/25							12,000	2,374,152
		—	869,238	—					—
(1)These columns show the target amount of the payout for each NEO under the 2025 Bonus Plan at the time it was adopted. The actual payments to NEOs for 2025 are included in the column entitled “Non-equity Incentive Plan Compensation” of the Summary
Compensation Table. The business measurements and performance goals for determining the payouts under the 2025 Bonus Plan are described in the Compensation Discussion and Analysis beginning on page 55.
(2)These columns show the “Threshold,” “Target,” and “Maximum” number of shares of our common stock that could be issued in connection with the three-year 2025 PSUs, which were granted under our 1999 Omnibus Plan, as adjusted retroactively for the
Stock Split. The performance period for the three-year PSUs granted in 2025 ends on December 31, 2027.
The performance criteria for determining the number of shares of our common stock to be issued, if any, in connection with the
PSUs is described under “Long-term Incentive Program” in the Compensation Discussion and Analysis beginning on page 56.
(3)Represents the aggregate grant date fair value, as applicable, of PSUs and RSUs granted to the named executive officers, computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the full amount that we would expense in our financial statements over the award’s vesting schedule. The grant date fair value of the PSUs granted on March 4, 2025, was calculated using the target number of shares multiplied by a share price derived using Monte Carlo simulations (used because of the
rTSR modifier and TSR governor components of this award). The grant date fair value of the RSUs granted on March 4, 2025, was calculated using the target number of shares multiplied by the closing price of our common stock on March 3, 2025. The amounts to be delivered on the vesting of the PSUs and RSUs granted on March 4, 2025 will include dividend equivalents accrued over the vesting period and paid in cash. For additional information, please refer to Notes 2 and 4 of our Consolidated Financial Statements
for the year ended December 31, 2025, included in our Annual Report on Form 10-K.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	67
EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2025 Fiscal Year‑End Table

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2025 Fiscal Year-End Table
The following table provides information on the holdings of stock awards by our NEOs at December 31, 2025, including any unvested RSUs and unvested PSUs with performance or service conditions that have not yet been satisfied as of
December 31, 2025. The market value of the stock awards is based on the closing price of our common stock on
December 31, 2025 adjusted retroactively for the Stock Split. Share numbers reflect the impact of the Stock Split.

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Glenn D. Fogel	475,775	(1)	103,243,391	365,950	(2)	79,253,440
Ewout Steenbergen	47,350	(3)	10,248,248	97,750	(4)	21,140,514
Peter J. Millones	142,750	(5)	30,976,803	109,800	(6)	23,779,282
Paulo Pisano	81,325	(7)	17,642,859	60,450	(8)	13,093,069
(1)Represents 19,875 shares of our common stock subject to RSUs granted to Mr. Fogel in March 2023 that vested on March 4, 2026,
47,600 shares of our common stock subject to RSUs granted in March 2024 that vested or are scheduled to vest ratably on March 4,
2026, and March 4, 2027, respectively, and 50,550 shares of our common stock subject to RSUs granted in March 2025 that vested or are scheduled to vest ratably on March 4, 2026, March 4, 2027, and March 4, 2028, respectively. Also includes: in connection with the 2023 PSUs, 357,750 shares for which the performance period commenced on January 1, 2023 and ended on December 31,
2025, which represents two times the target number of shares that were issued in March 2026 upon vesting. The market value of such RSUs and PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.
(2)Includes 214,300 shares in connection with the three-year 2024 PSUs for which the performance period commenced on January 1,
2024 and will end on December 31, 2026, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. Also includes 151,650 shares in connection with the three-year 2025 PSUs for which the performance period commenced on January 1, 2025, and will end on December 31,
2027, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. The actual number of shares to be issued for each grant, if any, has not been determined and will be determined based on the relevant performance criteria over the applicable three-year performance period, subject to continued employment with us and the rTSR modifier and the TSR governor, which are not performance criteria. The market value of the PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the
2025 fiscal year.
(3)Represents 14,775 shares of our common stock subject to RSUs granted to Mr. Steenbergen in May 2024 that are scheduled to vest on May 12, 2026, 16,200 shares of our common stock subject to RSUs granted in May 2024 that are scheduled to vest ratably on May 12, 2026 and May 12, 2027, and 16,375 shares of our common stock subject to RSUs granted in March 2025 that vested or are scheduled to vest ratably on March 4, 2026, March 4, 2027, and March 4, 2028. The market value of such RSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.
(4)Includes 48,600 shares in connection with the May 12, 2024 PSUs for which the performance period commenced on January 1,
2024 and will end on December 31, 2026, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. Also includes 49,150 shares in connection with the three-year 2025 PSUs for which the performance period commenced on January 1, 2025 and will end on December 31, 2027, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. The actual number of shares to be issued for each grant, if any, has not been determined and will be determined based on the relevant performance criteria over the applicable three-year performance period, subject to continued employment with us and the rTSR modifier and the TSR governor, which are not performance criteria. The market value of the PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.

68	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2025 Fiscal Year‑End Table
(5)Includes 5,950 shares of our common stock subject to RSUs granted to Mr. Millones in March 2023 that vested on March 4, 2026,
14,275 shares of our common stock subject to RSUs granted in March 2024 that vested or are scheduled to vest ratably on
March 4, 2026, and March 4, 2027, and 15,175 shares of our common stock subject to RSUs granted in March 2025 that vested or are scheduled to vest ratably on March 4, 2026, March 4, 2027, and March 4, 2028, respectively. Also includes: in connection with the three-year 2023 PSUs, 107,350 shares for which the performance period commenced on January 1, 2023, and ended on
December 31, 2025, which represents two times the target number of shares that were issued in March 2026 upon vesting. The market value of such RSUs and PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.
(6)Includes 64,300 shares in connection with the three-year 2024 PSUs for which the performance period commenced on January 1,
2024 and will end on December 31, 2026, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. Also includes 45,500 shares in connection with the three-year 2025 PSUs for which the performance period commenced on January 1, 2025 and will end on December 31, 2027, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. The actual number of shares to be issued for each grant, if any, has not been determined and will be determined based on the relevant performance criteria over the applicable three-year performance period, subject to continued employment with us and the rTSR modifier and the TSR governor, which are not performance criteria. The market value of the PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.
(7)Includes 3,975 shares of our common stock subject to RSUs granted to Mr. Pisano in March 2023 that vested on March 4, 2026,
8,100 shares of our common stock subject to RSUs granted in March 2024 that vested or are scheduled to vest ratably on March
4, 2026 and March 4, 2027, and 12,000 shares of our common stock subject to RSUs granted in March 2025 that vested or are scheduled to vest ratably on March 4, 2026, March 4, 2027, and March 4, 2028. Also includes: in connection with the three-year
2023 PSUs, 57,250 shares for which the performance period commenced on January 1, 2023 and ended on December 31, 2025, which represents two times the target number of shares that were issued in March 2026 upon vesting. The market value of such
RSUs and PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.
(8)Includes 36,450 shares in connection with the three-year 2024 PSUs for which the performance period commenced on January 1,
2024 and will end on December 31, 2026, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. Also includes 24,000 shares in connection with the three-year 2025 PSUs for which the performance period commenced on January 1, 2025 and will end on December 31, 2027, which represents the maximum number of shares of our common stock that may be issued following the end of the performance period in connection with these PSUs. The actual number of shares to be issued for each grant, if any, has not been determined and will be determined based on the relevant performance criteria over the applicable three-year performance period, subject to continued employment with us and the rTSR modifier and the TSR governor, which are not performance criteria. The market value of the PSUs includes dividend equivalents that are credited on unvested awards but not yet paid as of the end of the 2025 fiscal year.

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EXECUTIVE COMPENSATION
Option Exercises and Stock Vested Table

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested Table
The following table contains information about the vesting of stock awards held by our NEOs and options exercised by our
NEOs in 2025. Share numbers reflect the impact of the Stock Split.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Glenn D. Fogel	—	—	514,475	101,848,001	(1)
Ewout Steenbergen	—	—	52,450	10,717,402	(2)
Peter J. Millones	—	—	144,950	28,696,153	(3)
Paulo Pisano	—	—	72,725	14,399,585	(4)
(1)Reflects vesting of PSUs and RSUs in March 2025 at the closing price of our common stock on March 3, 2025 adjusted retroactively for the Stock Split, plus dividend equivalents of $61,180.
(2)Reflects vesting of RSUs in May 2025 at the closing price of our common stock on May 9, 2025 adjusted retroactively for the Stock
Split, plus dividend equivalents of $75,213.30.
(3)Reflects vesting of PSUs and RSUs in March 2025 at the closing price of our common stock on March 3, 2025 adjusted retroactively for the Stock Split, plus dividend equivalents of $18,375.
(4)Reflects vesting of PSUs and RSUs in March 2025 at the closing price of our common stock on March 3, 2025 adjusted retroactively for the Stock Split, plus dividend equivalents of $11,235.
Employment Contracts, Termination of Employment, and
Change in Control Arrangements
Our NEOs’ employment agreements generally provide for minimum annual base salaries and that each executive will be eligible to participate at a level commensurate with their position in our annual bonus and long‑term compensation plans generally made available to our senior executives and to participate in all benefit plans and arrangements and fringe benefits and perquisite programs generally provided to our other comparable senior executives. Additional material terms of each NEO’s employment agreement and equity instruments outstanding on December 31, 2025, are summarized below. Undefined capitalized terms in this section are defined in the NEOs’ respective employment agreements unless otherwise specified.
Mr. Fogel
Employment Agreement
On December 15, 2016, we entered into an employment agreement with Mr. Fogel effective January 1, 2017 in connection with his appointment as our President and Chief Executive Officer and as a member of the Board. In connection with Mr. Fogel taking on the additional roles of Chief Executive Officer and director of Booking.com in 2019, we amended and supplemented this agreement with a Letter Agreement, dated October 24, 2019. In addition to providing that
Mr. Fogel will serve in the additional roles until the earliest of (a) the termination of his employment with us, (b) his removal pursuant to Booking.com’s Articles of Association and (c) his resignation from either or both such positions, this amendment provides certain benefits to Mr. Fogel to ensure that Mr. Fogel is not subject to adverse tax consequences and does not incur additional expenses as a result of serving as Chief Executive Officer of Booking.com. Further, in the
event Mr. Fogel terminates his employment with us, he agrees that he will voluntarily resign from his positions with
Booking.com.

70	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements
TERM
Mr. Fogel’s employment agreement had an initial three‑year term that began on January 1, 2017, which was terminable by either party upon ninety days’ written notice. The three‑year initial term is automatically extended for additional one‑year periods unless either party gives written notice to the other party at least ninety days prior to the expiration of the then‑current one year additional period that the employment agreement will not be extended.
TERMINATION WITHOUT “CAUSE” OR FOR “GOOD REASON”
In the event of a termination of Mr. Fogel’s employment without “Cause” or by Mr. Fogel for “Good Reason,” Mr. Fogel will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits, subject to his executing and not revoking a release:
1.two times his base salary and target bonus, if any, paid over a 24‑month period following his termination of employment;
2.if a bonus plan is in place, a pro‑rata actual annual bonus for the year in which termination of employment occurs; and
3.continuation for eighteen months following termination of employment of group health insurance benefits as if Mr. Fogel were our employee.
If Mr. Fogel’s employment is terminated without “Cause” or by Mr. Fogel for “Good Reason” on or within twelve months after the consummation of, or, under certain circumstances, within six months prior to, a “Change in Control”, Mr. Fogel will be entitled to the following severance compensation and benefits, subject to his executing and not revoking a release:
1.three times the sum of his base salary and target bonus, if any, for the year in which such termination occurs, paid over a 36‑month period following his termination of employment;
2.if a bonus plan is in place, a pro‑rata annual bonus for the year in which termination of employment occurs, determined at the higher of actual and target performance; and
3.continuation for up to eighteen months following termination of employment of group health insurance benefits as if
Mr. Fogel were our employee.
TERMINATION AS THE RESULT OF DEATH OR “DISABILITY”
In the event of a termination of Mr. Fogel’s employment as the result of his death or “Disability,” Mr. Fogel or, as applicable, his heirs will be entitled to receive, his compensation accrued through the date of termination of employment, if a bonus plan is in place, a pro‑rata target annual bonus for the year in which termination of employment occurs, continuation for twelve months following his death of group health insurance benefits for his dependents (or for Mr. Fogel, if he is terminated as the result of “Disability”) as if he were our employee, and in the event of termination of Mr. Fogel’s employment as the result of “Disability,” continuation for twelve months following termination of employment of group life and disability insurance benefits as if Mr. Fogel were our employee.
OTHER
In addition, subject to certain limitations, if severance remuneration payable under the employment agreement is held to constitute a “parachute payment” under Section 280G of the Internal Revenue Code, we will reduce the amount of such payment to the extent necessary so that no portion of the payment, so reduced, would constitute a “parachute payment” if such reduction would result in an increase in the aggregate payments and benefits to be provided to Mr. Fogel determined on an after tax basis. Mr. Fogel also entered into a non‑competition and non‑solicitation agreement with us pursuant to which Mr. Fogel is subject to one‑year non‑competition and non‑solicitation obligations following Mr. Fogel’s termination of employment with us.
Equity Instruments
PSUs
The PSU awards granted to Mr. Fogel in March 2023 (“2023 PSUs”), March 2024 (“2024 PSUs”), and March 2025 (“2025
PSUs”) provide for accelerated vesting upon a termination of service without “Cause,” for “Good Reason,” or as the result of death or “Disability.” The number of shares to be delivered to Mr. Fogel upon vesting would depend on the termination event and when it occurred, the application of the rTSR modifier, and the application of the TSR governor, and could range from 0 to 2x of the total number of shares subject to the applicable PSU award.

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EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements

EXECUTIVE COMPENSATION

Upon a termination of service as the result of death (that does not occur coincident with or following a “Change in
Control”), the PSU performance multiplier would be applied to the sum of (a) a pro‑rata portion of the target number of
PSUs allocated to the performance period during which the termination occurred (based on the number of days that had elapsed since the beginning of such performance period as of the date of his termination of service), based generally on our performance through the most recent fiscal quarter for which our financial results have been publicly reported closest to the termination of service as a result of his death, the rTSR modifier and the TSR governor and (b) a pro‑rata portion of the target number of PSUs allocated to the performance period during which the termination occurred (based on the number of days that had elapsed from the date of termination through the end of such performance period).
Upon a termination of service without “Cause,” for “Good Reason,” or as the result of “Disability” that does not occur coincident with or following a “Change in Control,” the PSU performance multiplier, the rTSR modifier, and the TSR governor would be applied to a pro‑rata portion of the target number of PSUs allocated to the performance period during which the termination occurs (based on the number of days that had elapsed since the beginning of such performance period as of the date of his termination of service) based generally on our performance through the most recent fiscal quarter for which our financial results have been publicly reported closest to the termination of service.
If a “Change in Control” occurs (or in the case of the 2023 PSUs had occurred) prior to (i) March 4, 2028 for the 2025
PSUs, (ii) March 4, 2027 for the 2024 PSUs, or (iii) March 4, 2026 for the 2023 PSUs, and Mr. Fogel’s service is terminated as a result of death coincident with or following the effective date of the “Change in Control,” the PSU performance multiplier would be applied to the sum of (a) a pro‑rata portion of the target number of PSUs allocated to the performance period during which the “Change in Control” occurs (based on the number of days that had elapsed since the beginning of such performance period as of the date of the “Change in Control”), based generally on our performance through the most recent fiscal quarter for which our financial results have been publicly reported closest to the “Change in
Control”, the rTSR modifier and the TSR governor, and (b) a pro‑rata portion of the target number of PSUs allocated to the performance period during which the “Change in Control” occurs (based on the number of days that had elapsed since the date of the “Change in Control” through the end of such performance period).
If a “Change in Control” occurs (or in the case of the 2023 PSUs had occurred) prior to (i) March 4, 2028 for the 2025
PSUs, (ii) March 4, 2027 for the 2024 PSUs, or (iii) March 4, 2026 for the 2023 PSUs, and Mr. Fogel’s service is terminated without “Cause,” for “Good Reason,” or as a result of “Disability” coincident with or at any time following the effective date of the “Change in Control,” the PSU performance multiplier, the rTSR modifier, and the TSR governor would be applied to the sum of (a) a pro‑rata portion of the target number of PSUs allocated to the performance period during which the “Change in Control” occurs (based on the number of days that had elapsed since the beginning of such performance period as of the date of the “Change in Control”), based generally on our performance through the most recent fiscal quarter for which our financial results have been publicly reported closest to the date of the “Change in
Control” and (b) a pro‑rata portion of the target number of PSUs (based on the number of days that had elapsed since the date of the “Change in Control” through the date of termination).
RSUs
The RSUs granted to Mr. Fogel in March 2023 (the “2023 RSUs”), March 2024 (the “2024 RSUs”), and March 2025 (the
“2025 RSUs”) are subject to three-year ratable vesting, but provide for full vesting upon a termination of service as the result of his death and pro rata vesting upon a termination of service without “Cause,” a termination of service for “Good
Reason,” or a termination of service as the result of “Disability,” in each case based on the number of days elapsed from
March 4, 2023 (for the 2023 RSUs), March 4, 2024 (for the 2024 RSUs), or March 4, 2025 (for the 2025 RSUs), or the
anniversary of the grant date that immediately precedes the date of termination, whichever applies, through and including the date of termination.
Mr. Steenbergen
Employment Agreement
On December 4, 2023, we entered into an employment agreement with Mr. Steenbergen effective March 15, 2024 in connection with his appointment as our Executive Vice President and Chief Financial Officer.

72	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements
TERM
Mr. Steenbergen’s employment agreement has an initial three‑year term that began on March 15, 2024. The three‑year initial term is automatically extended for additional one‑year periods unless either party gives written notice to the other party at least ninety days prior to the expiration of the then‑current one year additional period that the employment agreement will not be extended.
TERMINATION WITHOUT “CAUSE” OR FOR “GOOD REASON”
In the event of a termination of Mr. Steenbergen’s employment by us without “Cause” or by Mr. Steenbergen for “Good
Reason”, Mr. Steenbergen will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits, subject to his executing and not revoking a release:
1.one times his base salary and target bonus, if any, paid over a 12‑month period following his termination of employment;
2.if a bonus plan is in place, a pro‑rata actual annual bonus for the year in which termination of employment occurs; and
3.continuation for one year following termination of employment of group health insurance benefits as if he were our employee.
In the event of a termination of Mr. Steenbergen’s employment by us without “Cause” or by Mr. Steenbergen for “Good
Reason”, within six months preceding or twelve months following a “Change in Control,” in lieu of the payments above,
Mr. Steenbergen will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits, subject to his executing and not revoking a release:
1.two times his base salary and target bonus, if any, paid over a 24‑month period following his termination of employment;
2.if a bonus plan is in place, a pro‑rata actual annual bonus for the year in which termination of employment occurs; and
3.continuation for one year following termination of employment of group health insurance benefits as if he were our employee.
TERMINATION AS A RESULT OF DEATH OR “DISABILITY”
In the event of a termination of Mr. Steenbergen’s employment as a result of death or “Disability”, Mr. Steenbergen or, as applicable, his heirs will be entitled to receive his compensation accrued through the date of termination of employment; if a bonus plan is in place, a pro‑rata target annual bonus for the year in which termination of employment occurs; and, in the event of termination as a result of death, continuation for one year following termination of employment of group health insurance benefits for Mr. Steenbergen's dependents as if he were our employee, and in the event of termination as a result of “Disability,” continuation for one year following termination of employment of group health, life, and disability insurance benefits, as if he were our employee.
OTHER
Mr. Steenbergen’s employment agreement provides that, subject to certain limitations, if severance remuneration payable under the employment agreement is held to constitute an excess parachute payment under Section 280G of the Internal
Revenue Code, we will reduce the amount of such payment to the extent necessary so that no portion of the payment, so reduced, would constitute a “parachute payment” if such reduction would result in an increase in the aggregate payments and benefits to be provided to Mr. Steenbergen determined on an after tax basis. Mr. Steenbergen entered into a separate non-competition and non-solicitation agreement with us in December 2023 pursuant to which Mr. Steenbergen is subject to one-year non-competition and non-solicitation obligations following Mr. Steenbergen’s termination of employment with us.
Equity Instruments
PSUS
The PSUs granted to Mr. Steenbergen in May 2024 and March 2025 would be treated in the same fashion as the PSUs granted to Mr. Fogel in March 2024 and March 2025, respectively, described above under Mr. Fogel — Equity Instruments.
RSUS
Mr. Steenbergen received two grants of RSUs in May 2024:
●a grant of RSUs ("New Hire RSUs") made on May 12, 2024 with a grant date fair value of $9,000,599; and
●a grant of RSUs (“Annual RSUs”) made on May 12, 2024 with a grant date fair value of $3,699,189.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	73
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements

EXECUTIVE COMPENSATION

Mr. Steenbergen's New Hire RSUs will vest 75% on the first anniversary of the grant date and 25% on the second anniversary of the grant date, and his Annual RSUs will vest in three equal annual installments on each of the first three anniversaries of the grant date, in each case subject to his continuous service from the date of grant until the applicable vesting date. The New Hire RSUs and Annual RSUs are each subject to pro rata vesting upon Mr. Steenbergen's termination without Cause or his resignation for Good Reason or on account of disability, in each case based on the number of days elapsed from May 12, 2024, or the anniversary of the grant date that immediately precedes the date of termination, whichever applies, through and including the date of termination, or full vesting upon death.
The RSUs granted to Mr. Steenbergen in March 2025 would be treated in the same fashion as the RSUs granted to
Mr. Fogel in March 2025 described above under Mr. Fogel — Equity Instruments.
Mr. Millones
Employment Agreement
TERMINATION WITHOUT “CAUSE” OR FOR “GOOD REASON”
In the event of a termination of Mr. Millones’ employment by us without “Cause” or by Mr. Millones for “Good Reason”,
Mr. Millones will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits:
1.two times his base salary and target bonus, if any, paid over a 12‑month period following his termination of employment;
2.if a bonus plan is in place, a pro‑rata target annual bonus for the year in which termination of employment occurs; and
3.continuation for one year following termination of employment of group health, life, and disability insurance benefits as if he were our employee (in the event of a “Change in Control,” continuation of benefits is for two years following the termination of employment).
TERMINATION AS A RESULT OF DEATH OR “DISABILITY”
In the event of a termination of Mr. Millones’ employment as a result of death or “Disability”, Mr. Millones or, as applicable, his heirs will be entitled to receive his compensation accrued through the date of termination of employment; if a bonus plan is in place, a pro‑rata target annual bonus for the year in which termination of employment occurs; and, in the event of termination as a result of death, continuation for one year following termination of employment of group health insurance benefits for Mr. Millones’ dependents as if he were our employee, and in the event of termination as a result of
“Disability,” continuation for one year following termination of employment of group health, life, and disability insurance benefits, as if he were our employee.
OTHER
Mr. Millones’ employment agreement provides that, subject to certain limitations, if severance remuneration payable under the employment agreement is held to constitute an excess parachute payment under Section 280G of the Internal
Revenue Code, we will reduce the amount of such payment to the extent necessary so that no portion of the payment, so reduced, would constitute a “parachute payment” if such reduction would result in an increase in the aggregate payments and benefits to be provided to Mr. Millones determined on an after tax basis. Mr. Millones entered into a separate non‑competition and non‑solicitation agreement with us in February 2013 pursuant to which Mr. Millones is subject to one‑year non‑competition and non‑solicitation obligations following Mr. Millones’ termination of employment with us.
Equity Instruments
PSUs
The PSUs granted to Mr. Millones in March 2023, March 2024, and March 2025 would be treated in the same fashion as the PSUs granted to Mr. Fogel in March 2023, March 2024, and March 2025, respectively, described above under
Mr. Fogel — Equity Instruments.
RSUs
The RSUs granted to Mr. Millones in March 2023, March 2024, and March 2025 would be treated in the same fashion as the RSUs granted to Mr. Fogel in March 2023, March 2024, and March 2025, respectively, described above under
Mr. Fogel — Equity Instruments.

74	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements
Mr. Pisano
Employment Agreement
Effective August 1, 2021, Mr. Pisano became our Chief Human Resources Officer in addition to his role as the Senior Vice
President and Chief People Officer of Booking.com. On July 31, 2021, we entered into a letter agreement with Mr. Pisano in connection with his appointment as the Company’s Chief Human Resources Officer. The letter agreement supplements the Dutch employment contract between Mr. Pisano and Booking.com, effective March 2, 2020, which provides for
Mr. Pisano’s terms of employment in his role as Senior Vice President and Chief People Officer, including one‑year non‑competition and non‑solicitation covenants.
TERM
Mr. Pisano’s letter agreement has an initial period of approximately twelve to eighteen months, which is terminable by either party.
TERMINATION WITHOUT “CAUSE” OR FOR “GOOD REASON”
In the event of a termination of Mr. Pisano’s employment by us without “Cause” or by Mr. Pisano for “Good Reason,”
Mr. Pisano will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits, subject to his executing and not revoking a release:
1.one times his base salary and target bonus, if any, paid over a 12-month period following his termination of employment;
2.if a bonus plan is in place, a pro-rata actual annual bonus for the year in which termination of employment occurs;
3.reimbursement of up to EUR 50,000 for the cost of all reasonable relocation expenses incurred with respect to
Mr. Pisano’s relocation to a country other than the Netherlands that occurs within 180 days following the termination of his employment; and
4.reimbursement of up to EUR 10,000 of any legal fees, for purposes of negotiating the termination agreement as required under Dutch law.
In the event of the termination of Mr. Pisano’s employment by us without “Cause” or by Mr. Pisano for “Good Reason,”
within six months preceding, or twelve months following, a “Change in Control,” Mr. Pisano will be entitled to receive his compensation accrued through the date of his termination of employment and the following severance compensation and benefits, subject to his executing and not revoking a release:
1.two times his base salary and target bonus, if any, paid over a 24-month period following his termination of employment;
2.if a bonus plan is in place, a pro-rata annual bonus for the year in which termination of employment occurs, determined at the higher of actual and target performance;
3.reimbursement of up to EUR 50,000 for the cost of all reasonable relocation expenses incurred with respect to
Mr. Pisano’s relocation to a country other than the Netherlands that occurs within 180 days following the termination of his employment; and
4.reimbursement of up to EUR 10,000 in any legal fees, for purposes of negotiating the termination agreement as required under Dutch law.
TERMINATION AS A RESULT OF DEATH
In the event of a termination of Mr. Pisano’s employment as a result of death, Mr. Pisano will be entitled to receive his compensation accrued through the date of termination of employment and a pro‑rata target annual bonus for the year in which termination of employment occurs (if a bonus plan is in place).

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	75
EXECUTIVE COMPENSATION
Employment Contracts, Termination of Employment, and Change in Control Arrangements

EXECUTIVE COMPENSATION

OTHER
Mr. Pisano’s employment agreement provides that, subject to certain limitations, if severance remuneration payable under his employment agreement is held to constitute an excess parachute payment under Section 280G of the Internal
Revenue Code, we will reduce the amount of such payment to the extent necessary so that no portion of the payment, so reduced, would constitute a “parachute payment” if such reduction would result in an increase in the aggregate payments and benefits to be provided to Mr. Pisano determined on an after tax basis. Mr. Pisano entered into a separate non‑competition and non‑solicitation agreement with us in July 2021 pursuant to which Mr. Pisano is subject to one‑year non‑competition and non‑solicitation obligations following Mr. Pisano’s termination of employment with us.
Equity Instruments
PSUs
The PSUs granted to Mr. Pisano in March 2023, March 2024, and March 2025 would be treated in the same fashion as the PSUs granted to Mr. Fogel in March 2023, March 2024, and March 2025, respectively, described above under
Mr. Fogel — Equity Instruments.
RSUs
The RSUs granted to Mr. Pisano in March 2023, March 2024, and March 2025 would be treated in the same fashion as the RSUs granted to Mr. Fogel in March 2023, March 2024, and March 2025, respectively, described above under
Mr. Fogel — Equity Instruments.

76	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Potential Payments Upon a Change in Control and/or Termination
Potential Payments Upon a Change in Control
and/or Termination
The following table estimates the payments required to be made to each NEO in connection with a termination of their employment upon speciﬁed events or a change in control, with all share numbers adjusted retroactively for the Stock Split and assuming the closing market price on December 31, 2025, the last trading day of the fiscal year, adjusted retroactively for the Stock Split. The amounts shown also assume that the termination or change in control was effective December 31,
2025, and thus include amounts earned through such time. The amounts shown do not reﬂect, for instance, any changes to base salaries or bonus targets effective in 2026, 2026 changes in the cost of health beneﬁt plans, equity grants made in
2026, or the unvested pro‑rata portion of equity awards for which the performance or vesting period extends beyond
December 31, 2025. However, amounts shown do reﬂect incremental amounts due to the NEO upon or as a result of the speciﬁed event. The terms “Cause,” “Good Reason,” and “Disability” have the meanings in the individual employment agreements or equity instruments described above. In the event of voluntary resignation or retirement where the NEO’s last date of employment was December 31, 2025, such NEO would only receive their accrued but unpaid salary through the termination date of employment. See Employment Contracts, Termination of Employment and Change in Control
Arrangements above for more information.

Name	Base Salary and Target Bonus	Pro-Rated Bonus	PSUs(1)	RSUs(1)	Health/ Welfare(2)	Other(3)	Total ($)
Glenn D. Fogel
Termination without "Cause" (non-Change of Control)	$7,500,000	$2,500,000	$102,430,938	$10,890,870	$45,265	$—	123,367,073
Termination for Good Reason (non-Change of Control)	$7,500,000	$2,500,000	$102,430,938	$10,890,870	$45,265	$—	123,367,073
Termination without "Cause" or for "Good Reason" (Change of Control)(4)	$11,250,000	$2,500,000	$102,430,938	$10,890,870	$45,265	$—	127,117,073
Death	$—	$2,500,000	$125,609,655	$25,558,264	$30,176	$—	153,698,095
Disability	$—	$2,500,000	$102,430,938	$10,890,870	$30,414	$—	115,852,222
Ewout Steenbergen
Termination without "Cause" (non-Change of Control)	$2,310,000	$1,485,000	$6,812,950	$4,159,956	$23,291	$—	14,791,197
Termination for Good Reason (non-Change of Control)	$2,310,000	$1,485,000	$6,812,950	$4,159,956	$23,291	$—	14,791,197
Termination without "Cause" or for "Good Reason" (Change of Control)(4)	$4,620,000	$1,485,000	$6,812,950	$4,159,956	$23,291	$—	17,101,197
Death	$—	$1,485,000	$12,851,684	$10,248,249	$23,291	$—	24,608,224
Disability	$—	$1,485,000	$6,812,950	$4,159,956	$23,529	$—	12,481,435

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	77
EXECUTIVE COMPENSATION
Potential Payments Upon a Change in Control and/or Termination

EXECUTIVE COMPENSATION

Name	Base Salary and Target Bonus	Pro-Rated Bonus	PSUs(1)	RSUs(1)	Health/ Welfare(2)	Other(3)	Total ($)
Peter J. Millones
Termination without "Cause" (non-Change of Control)	$4,050,000	$1,275,000	$30,735,700	$3,270,392	$23,384	$—	39,354,476
Termination for Good Reason (non-Change of Control)	$4,050,000	$1,275,000	$30,735,700	$3,270,392	$23,384	$—	39,354,476
Termination without "Cause" or for "Good Reason" (Change of Control)(4)	$4,050,000	$1,275,000	$30,735,700	$3,270,392	$46,768	$—	39,377,860
Death	$—	$1,275,000	$37,690,285	$7,665,837	$23,147	$—	46,654,269
Disability	$—	$1,275,000	$30,735,700	$3,270,392	$23,384	$—	35,304,476
Paulo Pisano(5)
Termination without "Cause" (non-Change of Control)	$1,490,122	$869,238	$16,632,375	$2,163,021	$—	$67,733	21,222,489
Termination for Good Reason (non-Change of Control)	$1,490,122	$869,238	$16,632,375	$2,163,021	$—	$67,733	21,222,489
Termination without "Cause" or for "Good Reason" (Change of Control)(4)	$2,980,243	$869,238	$16,632,375	$2,163,021	$—	$67,733	22,712,610
Death	$—	$869,238	$20,412,152	$5,211,067	$—	$—	26,492,457
Disability	$—	$—	$16,632,375	$2,163,021	$—	$—	18,795,396
(1)The PSU and RSU values include dividend equivalents to be paid in cash on the vested shares of the 2023, 2024, and 2025 grants, as applicable to each NEO.
(2)Benefit amounts are based on 2025 annual premiums paid by the Company.
(3)Includes reimbursable amounts for relocation expenses up to EUR 50,000 and legal fees up to EUR 10,000.
(4)In the event of a Change of Control without Termination, there are no payments to any NEO.
(5)Amounts (other than equity awards) for Mr. Pisano are converted using a EUR/USD exchange rate of 1.12887982, which was the average rate for 2025.

78	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 CEO Pay Ratio
2025 CEO Pay Ratio
Our 2025 CEO Pay Ratio is the ratio of the annual total compensation of our Chief Executive Officer, Mr. Fogel, to that of our median employee (excluding our Chief Executive Officer). To identify our median employee in 2025, we used our worldwide employee population without exclusions (other than Mr. Fogel) as of October 1, 2025 and salary, wage, and bonus compensation information from our payroll records. We annualized compensation for those employees who worked for the Company for only part of the ﬁscal year, did not make any cost‑of‑living adjustments, and excluded the value of equity awards because we do not distribute equity awards to all employees.
Mr. Fogel’s annual total compensation for 2025 was $35,418,102. Calculated in the same manner, the total compensation of our median employee in 2025 was $101,004, and the ratio of these two amounts is 351 to 1.
Our pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The pay ratio reported by other companies may not be comparable to ours because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reﬂect their compensation practices.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	79
EXECUTIVE COMPENSATION
Pay Versus Performance

EXECUTIVE COMPENSATION

Pay Versus Performance
As required by SEC Regulation S‑K Item 402(v), the following table sets forth the compensation information of our
Principal Executive Officer (PEO) and our non‑PEO NEOs along with total shareholder return, net income, and revenue performance results for our ﬁscal years ending in 2025, 2024, 2023, 2022, and 2021. The calculations and analysis below do not reﬂect the Company’s approach to aligning executive compensation with performance. For information about how we align executive compensation with ﬁnancial performance, refer to the Compensation Discussion and Analysis. Share numbers and prices included in the calculations retroactively reflect the impact of the Stock Split.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(5)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)(3)(5)(6)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions)	Revenue (in millions)(9)
					Total Shareholder Return(7)	Peer Group Total Shareholder Return(7)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$35,418,102	$64,782,562	$9,907,591	$16,832,155	$244.36	$138.27	$5,404	$26,917
2024	$44,837,665	$126,397,246	$11,721,636	$27,230,604	$225.04	$115.41	$5,882	$23,739
2023	$46,717,519	$139,512,077	$15,361,715	$45,819,942	$159.26	$86.60	$4,289	$21,365
2022	$31,519,648	$32,381,096	$9,254,954	$7,503,594	$90.48	$59.35	$3,058	$17,090
2021	$55,077,473	$78,192,575	$14,259,697	$22,828,947	$107.72	$97.88	$1,165	$10,958
(1)Mr. Fogel served as Chief Executive Officer (PEO) in each year included in the table.
(2)Year-end stock prices were: 2025 $5,355.33, 2024 $4,968.42, 2023 $3,547.22, 2022 $2,015.28, and 2021 $2,399.23. To give effect to the Stock Split, such year-end stock prices are divided by 25 and all share numbers are multiplied by 25.
(3)Fair value or change in fair value, as applicable, of equity awards included in columns (c) and (e) was determined by reference to (1)
for RSU awards, closing price on applicable year‑end date(s) or, in the case of vesting dates, the actual vesting price, (2) for performance‑based PSU awards (excluding PSUs with an rTSR component, TSR governor component, and a stock price appreciation component), the probable number of shares multiplied by the closing price on the applicable year‑end date(s) or, in the case of awards that vested, the vested number of shares multiplied by the actual value per share on the vesting date, (3) for PSUs with an rTSR component and, for 2025, 2024, 2023, and 2022 PSUs, the TSR governor component, the probable number of shares multiplied by the share price on the applicable year‑end date(s) which was derived using Monte Carlo simulations (because of the
rTSR and TSR governor components of this award, as applicable), (4) for PSUs with an additional stock price appreciation component, the probable number of shares multiplied by the closing price on the applicable year‑end date(s), plus the fair value of the stock price appreciation component on the applicable year‑end date(s) or, in the case of awards that vested, the vested number of shares multiplied by the actual value per share on the vesting date, and (5) for stock options, a Black‑Scholes value as of the applicable year‑end date(s) or vesting date, determined based on the same methodology as used to determine grant date fair value but using the closing stock price and assumptions including expected volatility, risk‑free interest rate, expected dividends, and expected term as of the applicable revaluation date(s).

80	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Pay Versus Performance
(4)Compensation Actually Paid to Mr. Fogel reflects the following adjustments from column (b):

Adjustments to Calculate Compensation Actually Paid for PEO	2025	2024	2023	2022	2021
Amount Reported in Summary Compensation Table (“SCT”)	$35,418,102	$44,837,665	$46,717,519	$31,519,648	$55,077,473
Subtract Amounts Reported under the Stock Awards and Option Awards Column in the SCT	(26,202,279)	(38,802,485)	(40,929,691)	(26,258,740)	(48,010,707)
Fair Value of Awards Granted during Year that Remain Unvested as of Year‑end	37,215,611	68,493,581	94,201,594	35,126,298	49,934,780
Fair Value of Awards Granted during Year that Vest during Year	—	—	—	—	20,829,900
Increase/Deduction for Change in Fair Value from prior Year-end to current Year‑end of Awards Granted prior to Year that were Outstanding and Unvested as of Year-end	19,043,000	52,557,782	30,945,880	(4,718,980)	379,688
Increase/Deduction for Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to Year that Vested during Year	(873,158)	(844,942)	8,576,775	(3,287,130)	(18,559)
Increase for Dividends or Other Earnings Paid on Stock Not Otherwise Reﬂected in Fair Value or Total Compensation	181,286	155,645	—	—	—
Compensation Actually Paid to PEO	$64,782,562	$126,397,246	$139,512,077	$32,381,096	$78,192,575
(5)In 2025, the non‑PEO NEOs were Messrs. Millones, Pisano, and Steenbergen. In 2024, the non-PEO NEOs were Mr. David
Goulden, who retired from his position as Chief Financial Officer of the Company in 2024, and Messrs. Millones, Pisano, and
Steenbergen. In 2023, 2022, and 2021, the non‑PEO NEOs were Messrs. Goulden, Millones, and Pisano.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	81
EXECUTIVE COMPENSATION
Pay Versus Performance

EXECUTIVE COMPENSATION

(6)Average Compensation Actually Paid to the non‑PEO NEOs noted in footnote (5) reflects the following adjustments from column (d):

Adjustments to Calculate Compensation Actually Paid for non-PEO NEOs	2025	2024	2023	2022	2021
Average Amount Reported in SCT	$9,907,591	$11,721,636	$15,361,715	$9,254,954	$14,259,697
Subtract Average Amounts Reported under the Stock Awards and Option Awards Column in the SCT	(7,097,293)	(8,772,333)	(12,088,367)	(6,777,593)	(11,312,738)
Average Fair Value of Awards Granted during Year that Remain Unvested as of Year‑end	9,991,371	13,993,297	27,444,862	8,986,958	11,970,027
Average Fair Value of Awards Granted during Year that Vest during Year	—	—	—	—	4,463,550
Average Increase/Deduction for Change in Fair Value from prior Year‑end to current Year‑end of Awards Granted Prior to Year that were Outstanding and Unvested as of Year‑End	4,000,214	10,405,708	9,603,511	(3,160,646)	3,433,026
Average Increase/Deduction for Change in Fair Value from Prior Year‑end to Vesting Date of Awards Granted Prior to Year that Vested during Year	(31,136)	(163,727)	5,498,221	(800,079)	15,385
Average Increase for Dividends or Other Earnings Paid on Stock Not Otherwise Reﬂected in Fair Value or Total Compensation	61,408	46,023	—	—	—
Average Compensation Actually Paid to non‑PEO NEOs	$16,832,155	$27,230,604	$45,819,942	$7,503,594	$22,828,947
The average amounts reported in 2024 are impacted by Mr. Goulden resigning from his position as Chief Financial Officer and
Mr. Steenbergen starting at the Company in March.
(7)The amount listed for each year reflects what the cumulative value of $100 would be if that had been invested on December 31,
2020 (including reinvestment of dividends for applicable peers).
(8)Peer group total shareholder return reflects the RDG Internet Composite as reflected in our Annual Report on Form 10‑K.
(9)Revenue is revenue under GAAP as reflected in the Company’s financial statements.

82	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Pay Versus Performance
We believe the “Compensation Actually Paid” to our PEO and other NEOs over the ﬁve‑year cumulative period reﬂects the
Company’s improved ﬁnancial performance and increased stock price following the COVID‑19 pandemic. The charts below show “Compensation Actually Paid” and (i) total stockholder return, (ii) net income, and (iii) revenue. Our compensation plans do not include net income as a measure of ﬁnancial performance and therefore there is no direct relationship to “Compensation Actually Paid.”

COMPENSATION ACTUALLY PAID VERSUS TSR

PEO Compensation Actually Paid	Non-PEO NEO Average Compensation Actually Paid

Peer Group TSR	BKNG TSR

COMPENSATION ACTUALLY PAID VERSUS NET INCOME

PEO Compensation Actually Paid	Non-PEO NEO Average Compensation Actually Paid	Net Income

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	83
EXECUTIVE COMPENSATION
Pay Versus Performance

EXECUTIVE COMPENSATION

COMPENSATION ACTUALLY PAID VERSUS REVENUE

PEO Compensation Actually Paid	Non-PEO NEO Average Compensation Actually Paid	Revenue

We measure performance for purposes of assessing pay for our PEO and other NEOs based on the following four unranked most important financial performance measures. For additional information, see How We Measure Performance on page 49.

Revenue
Compensation EBITDA
Absolute Total Stockholder Return
Relative Total Stockholder Return

84	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Equity Compensation Plan Information
Equity Compensation Plan Information
We have one primary equity compensation plan: the 1999 Omnibus Plan, as amended (the “Plan”). In connection with our acquisition of OpenTable, Inc. in July 2014, we assumed its equity plan, the OpenTable, Inc. Amended and Restated 2009
Equity Incentive Award Plan (the “OpenTable Plan”), which expired in accordance with its terms on June 11, 2024 and will not be used to grant equity awards in the future. The T&C Committee has broad authority to grant equity awards and determine the terms, conditions, and restrictions relating to those equity awards under the Plan. The table below presents information as of December 31, 2025 on the Plan and the OpenTable Plan. Share and per-share numbers reflect the impact of the Stock Split.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted‑average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)(3)
Equity Compensation plans approved by security holders
1999 Omnibus Plan	9,834,725	$56.44	17,862,750

Equity Compensation plans not approved by security holders
OpenTable Plan	83,100	$0.00	0	(4)

Total:	9,917,825		17,862,750
(1)Includes an aggregate of 128,950 unexercised stock options, 5,492,275 unvested and unissued RSUs, and 4,296,600 unvested
PSUs (based on maximum performance for the 2025, 2024, and 2023 PSUs) outstanding on December 31, 2025, consisting of
7,413,250 unvested shares under the 1999 Omnibus Plan and 83,100 unvested shares under the OpenTable Plan. The number of shares reported for the PSUs may overstate dilution.
(2)Represents weighted‑average exercise price of stock options outstanding under the Plan as adjusted retroactively for the Stock
Split. The weighted‑average exercise price does not apply to PSUs or RSUs because there is no exercise price associated with such awards.
(3)With respect to PSUs, this column assumes that the maximum number of shares underlying the PSUs will be issued at the end of the relevant performance periods, and therefore all such shares have been excluded. As of December 31, 2025, the actual number of shares to be issued, if any, had not been determined and will be determined based on the relevant performance criteria over the applicable performance periods.
(4)The OpenTable Plan expired on June 11, 2024. Therefore, the remaining shares have expired and are no longer available for future grants.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	85
EXECUTIVE COMPENSATION
Non‑Employee Director Compensation and Benefits

EXECUTIVE COMPENSATION

Non‑Employee Director Compensation and Benefits
The T&C Committee reviews our non‑executive director compensation program every two years, including a review of peer director pay practices, and seeks the advice of its independent compensation consultant to ensure that it maintains director compensation practices that are in the best interests of our stockholders. The Plan includes a limit on annual compensation for non‑employee directors of $750,000. The T&C Committee’s last review of non‑executive director compensation occurred in 2024.
2025 Non‑Employee Director Compensation Program
In consultation with the T&C Committee’s independent compensation consultant, the T&C Committee and the Board approved the 2025 compensation program for the non‑employee members of the Board. For 2025, our CEO, Mr. Fogel, received no additional compensation for serving on the Board.

Position	2025 Director Fees ($)
Non-employee Director Base Pay(1)	60,000
RSUs valued at approximately 265,000(2)(3)
Additional Committee and Leadership Fees
Non-employee Chair Premium	25,000
RSUs valued at approximately 110,000(3)
Lead Independent Director Premium	40,000
Audit Committee Chair Premium	20,000
CG Committee Chair Premium	15,000
Cybersecurity Subcommittee Chair Premium	15,000
T&C Committee Chair Premium	15,000
Audit Committee Member Retainer	20,000
CG Committee Member Retainer	10,000
Cybersecurity Subcommittee Member Retainer	10,000
T&C Committee Member Retainer	15,000
(1)We reimburse non‑employee directors for travel and other expenses incurred in connection with attending Board and committee meetings.
(2)In 2025, this resulted in RSUs representing 1,200 shares of common stock being granted to each incumbent non‑employee director in May 2025 as adjusted retroactively for the Stock Split. These RSUs vest on the one‑year anniversary of the date of grant, and vesting will accelerate upon a change in control or if the director’s service on the Board terminates as a result of the director’s death or disability.
(3)The RSUs have dividend equivalent rights that will pay out if the vesting conditions are met for the RSUs.

86	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Non‑Employee Director Compensation and Benefits
The following table shows compensation earned during 2025 by non‑employee directors serving at any time during fiscal 2025. Share numbers reflect the impact of the Stock Split.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards ($)	All Other Compensation(4) ($)	Total ($)
Mirian M. Graddick-Weir	90,000	264,096	0	0	354,096
Kelly Grier	80,000	264,096	0	0	344,096
Wei Hopeman(5)	29,550	—	0	15,307	44,857
Robert J. Mylod, Jr.	100,000	374,136	0	0	474,136
Charles H. Noski	145,000	264,096	0	0	409,096
Larry Quinlan	85,000	264,096	0	0	349,096
Lynn V. Radakovich	85,000	264,096	0	0	349,096
Nicholas J. Read	90,000	264,096	0	0	354,096
Thomas E. Rothman	70,000	264,096	0	0	334,096
Sumit Singh	75,000	264,096	0	0	339,096
Vanessa A. Wittman	112,097	264,096	0	0	376,193
(1)This column reports the amount of cash compensation earned in 2025 for Board and committee service.
(2)This column represents the aggregate grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information, please refer to Notes 2 and 4 of the Company's Consolidated Financial Statements for the year ended
December 31, 2025, included in the Company's Annual Report on Form 10‑K for the year ended December 31, 2025. These amounts reflect the Company's accounting expense for these awards and do not correspond to the actual value, if any, that will be recognized by the non‑employee directors.
(3)As of December 31, 2025, the Company's non‑employee directors had the following outstanding equity awards, as adjusted retroactively for the Stock Split:
●Mirian M. Graddick‑Weir: RSUs for 22,300 shares (which includes 21,100 vested shares, the receipt of which has been deferred by Dr. Graddick‑Weir for tax planning purposes);
●Kelly Grier: RSUs for 1,200 shares;
●Robert J. Mylod, Jr.: RSUs for 32,325 shares (which includes 30,625 vested shares, the receipt of which has been deferred by
Mr. Mylod for tax planning purposes);
●Charles H. Noski: RSUs for 36,300 shares (which includes 35,100 vested shares, the receipt of which has been deferred by
Mr. Noski for tax planning purposes);
●Larry Quinlan: RSUs for 1,200 shares;
●Lynn V. Radakovich: RSUs for 5,525 shares (which includes 4,325 vested shares, the receipt of which has been deferred by
Ms. Radakovich for tax planning purposes);
●Nicholas J. Read: RSUs for 1,200 shares;
●Thomas E. Rothman: RSUs for 49,950 shares (which includes 48,750 vested shares, the receipt of which has been deferred by
Mr. Rothman for tax planning purposes);
●Sumit Singh: RSUs for 5,525 shares (which includes 4,325 vested shares, the receipt of which has been deferred by Mr. Singh for tax planning purposes); and
●Vanessa A. Wittman: RSUs for 1,200 shares.
(4)Ms. Hopeman received SGD $20,000 cash compensation (converted using an SGD/USD exchange rate of 0.76537365, which was the average rate for 2025) in connection with her service as an independent board member of our subsidiary Agoda Company Pte.
(5)Ms. Hopeman retired from the Board effective June 3, 2025.
Non‑Employee Director Stock Ownership Guidelines
Our Stock Ownership Guidelines require that each non‑employee director own shares of our common stock in an amount equal to or exceeding ten times our annual base cash retainer (currently $60,000). All non‑employee directors met those holding requirements as of March 16, 2026 with the exception of Ms. Grier, who joined the Board in November 2023, and
Mr. Quinlan, who joined the Board in October 2022. Upon vesting of shares of our common stock in May 2026, we expect
Ms. Grier and Mr. Quinlan will meet the Stock Ownership Guidelines. See Security Ownership of Certain Beneficial
Owners and Management on page 39 for more details.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	87
EXECUTIVE COMPENSATION
Delinquent Section 16(a) Reports Section

EXECUTIVE COMPENSATION

Delinquent Section 16(a) Reports Section
16(a) of the Exchange Act requires our directors and executive officers, as well as stockholders holding 10% of our outstanding shares of common stock, to file reports regarding their ownership of our securities with the SEC. We believe that during 2025 our directors and executive officers complied with all Section 16(a) filing requirements.
In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors and executive officers.
Talent and Compensation Committee Interlocks and
Insider Participation
The T&C Committee is currently comprised of four non‑employee independent directors: Mirian M. Graddick‑Weir,
Robert J. Mylod, Jr., Lynn V. Radakovich, and Sumit Singh. No member of the T&C Committee is or was formerly an officer or employee of the Company other than Mr. Mylod, who was an officer and employee of ours until 2011 and joined the Board in 2017. No member of the T&C Committee had any related person transaction required to be disclosed in which we were a participant during the last fiscal year. In addition, none of our NEOs serve on the compensation committee or board of directors of a company for which any of our directors serves as an executive officer.
Compensation Risk Assessment
The T&C Committee believes that our compensation programs do not create or encourage excessive or inappropriate risk‑taking that is reasonably likely to have a material adverse effect on us or our business.

88	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
EXECUTIVE COMPENSATION

Proposal 2 Advisory Vote to Approve 2025 Executive Compensation

The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the 2025 compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S‑K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

Since 2011, we have sought advisory approval of our executive compensation on an annual basis. At our 2025 annual meeting of stockholders, approximately 88% of shares present and entitled to vote were voted in support of our 2024 executive compensation program. As required by SEC rules, the Board is submitting this non‑binding stockholder vote to approve our executive compensation for 2025 as described in this proxy statement (commonly referred to as
“say‑on‑pay”), by approving the following resolution.
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S‑K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”
This non‑binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the total number of shares present and entitled to vote on the matter. With respect to Proposal 2, abstentions are considered present and entitled to vote on the matter and therefore have the same effect as votes against the matter, and broker non‑votes are not considered entitled to vote on the matter and therefore have no effect on the outcome of the vote. Although this vote is non‑binding, the Board and the T&C Committee expect to take into account the outcome of the vote when considering future executive compensation decisions.
As described in Compensation Discussion and Analysis, our compensation program continues to be designed to attract, motivate, and retain highly talented individuals at all levels of our organization and incentivize decision making and management focus that is designed to enhance long‑term stockholder value. The T&C Committee remains committed to responsible stewardship of our Company’s executive compensation programs.

89

Audit Matters

REPORT OF THE AUDIT COMMITTEE	90

AUDITOR INDEPENDENCE	92

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

90	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
AUDIT MATTERS
Report of the Audit Committee
Report of the Audit Committee
We, the Audit Committee of the Board of Directors of Booking Holdings Inc. (the “Company”), have the responsibility to oversee the preparation of the Company’s consolidated financial statements, the Company’s system of internal controls, and the qualifications, independence, compensation, and performance of the Company’s independent registered public accounting firm (“independent auditor”). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company’s corporate website (www.bookingholdings.com). We review the charter annually and work with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee. The Board has determined that each of us:
●is an independent director based on The Nasdaq Stock Market’s listing rules;
●satisfies the SEC additional independence requirements for members of audit committees; and
●is an “audit committee financial expert,” as defined by SEC rules.
Management is responsible for the financial reporting process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Company’s independent auditor, Deloitte & Touche LLP (“Deloitte”), is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States)
(“PCAOB”) and to issue reports in connection with such audit. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of internal and external audits, whether the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the Company’s system of internal control over financial reporting.
We met nine times in 2025. Additional information regarding our activities can be found under Audit Committee on page
32, Board’s Role in Risk Oversight on page 30, and Proposal 3 Ratification of Selection of Independent Registered Public
Accounting Firm on page 93.
We reviewed and discussed with management and Deloitte the Company’s quarterly earnings press releases and periodic reports for the year ended December 31, 2025, including the Company’s 2025 audited consolidated financial statements and Annual Report on Form 10‑K, each filed with the SEC. We also reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting with management, the internal auditor, and
Deloitte. In connection with such discussions, Deloitte addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with the internal auditor and
Deloitte the overall scope and plans for their respective audits. We met periodically with the internal auditor and Deloitte, separately or together, as appropriate, to discuss their work and the results of their audits. Our meetings included, as appropriate, executive sessions with the internal auditor or Deloitte without the presence of management.
We have also received the written disclosures and the letter from Deloitte required by PCAOB Rule 3526
(“Communication With Audit Committees Concerning Independence”) and have discussed with Deloitte its independence with respect to the Company. In addition, we have considered whether Deloitte’s provision of non‑audit services (including the fees for such services) is compatible with maintaining its independence.
Deloitte rotates its lead audit partner every five years. In connection with the rotation that occurred for 2024 we interviewed proposed candidates, consulted with management, and selected the lead audit partner.

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AUDIT MATTERS
Report of the Audit Committee

AUDIT MATTERS

We assessed Deloitte’s performance as independent auditor during 2025, including the performance of the lead audit partner and the audit team, a process we undertake on an annual basis. We reviewed a variety of indicators of audit quality relating to Deloitte, including:
●the quality and candor of its communications with us and management, its responsiveness and accessibility, and its historical and recent performance on the Company’s audits;
●how effectively it maintained its independence and employed independent judgment, objectivity, and professional skepticism;
●the quality of insight demonstrated in its review of the Company’s assessment of internal control over financial reporting and remediation of control deficiencies;
●available external data about quality and performance, including reports by the PCAOB and Deloitte’s response to those reports;
● the appropriateness of its fees, taking into account the Company’s size and complexity and the resources necessary to perform the audit; and
●its tenure as the Company’s independent auditor and knowledge of the Company’s global operations, accounting policies and practices, and internal control over financial reporting.
We also consider the impact of changing auditors when assessing whether to retain the current independent auditor. As a result of our evaluation of the independent auditor’s performance and considering other factors we deemed relevant, we concluded that the selection of Deloitte as the Company’s independent auditor for the year ending December 31, 2026 is in the best interests of the Company and its stockholders.
Based on the review and discussions referred to above, and our review of the representations of management and the report of the independent auditor, we recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2025.
SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Vanessa A. Wittman, Chair
Kelly Grier
Charles H. Noski
Nicholas J. Read

92	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
AUDIT MATTERS
Auditor Independence
Auditor Independence
Deloitte & Touche LLP is our independent registered public accounting firm (“independent auditor”). The approximate aggregate fees and expenses billed for professional services by Deloitte & Touche LLP, the member firms of Deloitte
Touche Tohmatsu and their respective affiliates in 2025 and 2024 were as follows:

Type of Fees	2025 ($)	2024 ($)
Audit Fees	15,350,000	14,969,000
Audit‑Related Fees	1,939,000	2,171,000
Tax Fees	122,000	136,000
All Other Fees	15,000	10,000
●Audit Fees. The aggregate fees and related expenses billed for professional services rendered by Deloitte for the audit of our consolidated financial statements included in our Annual Report on Form 10‑K, review of consolidated financial statements included in our Form 10‑Qs, and audit of management’s assessment of internal controls and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. The increase in audit fees in 2025 as compared with 2024 primarily relates to the impact of changes in foreign currency exchange rates and an increased scope of work.
●Audit‑Related Fees. The aggregate fees billed for assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under
“Audit Fees,” which include services for matters such as the audits required by the Digital Services Act and the Digital
Markets Act and audits of employee benefit plans. The decrease in audit-related fees in 2025 as compared with 2024 primarily relates to lower fees for the audit required by the Digital Markets Act.
●Tax Fees. The aggregate fees and related expenses billed for professional services rendered by Deloitte for tax regulatory matters covering an employee benefit plan and tax compliance.
●All Other Fees. The aggregate fees billed for other services rendered by Deloitte included fees related to licenses obtained for an online accounting research tool.
●Pre‑Approval Policies and Procedures. The Audit Committee has adopted policies and procedures for pre‑approving all audit and non‑audit work performed by Deloitte. In accordance with our policy and applicable SEC rules and regulations, the Audit Committee or its chair pre‑approves all audit services, audit‑related services, tax services, and other services provided to us by Deloitte (“Auditor Services”). Pre‑approval is detailed as to the particular service or category of services. If Auditor Services are required prior to a regularly scheduled Audit Committee meeting and do not fall within the pre‑approved services set forth in the pre‑approval policy adopted by the Audit Committee, the Audit
Committee chair is authorized to approve such services, provided that they are consistent with our policy and applicable SEC rules and regulations, and that the full Audit Committee is advised of such services at the next regularly scheduled Audit Committee meeting. Deloitte and management periodically report to the Audit Committee regarding the extent of the Auditor Services provided by Deloitte in accordance with this pre‑approval, and the fees for the Auditor
Services performed. All audit services, audit‑related services, tax services and other services described above were pre‑approved by the Audit Committee or the Audit Committee’s chair, and the Audit Committee concluded that the provision of such services by Deloitte was compatible with the maintenance of their independence.

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AUDIT MATTERS
Auditor Independence

AUDIT MATTERS

Proposal 3 Ratification of Selection of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR Proposal 3.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditor. Deloitte has audited our consolidated financial statements since 1997. After taking into account its assessment of Deloitte’s prior service to us, the Audit Committee has selected Deloitte as our independent auditor for the year ending December 31, 2026. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor, and the advisability and potential impact of selecting a different independent auditor. Further, in conjunction with the mandated rotation of Deloitte’s lead audit partner (which occurs at least every five years), the Audit Committee and its chair are directly involved in the selection of
Deloitte’s new lead audit partner. We are submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte will be available at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.
Our By‑Laws do not require that stockholders ratify the selection of our independent auditor. However, we are submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance. Although the Audit
Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in our best interests and those of our stockholders, if our stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year.
With respect to Proposal 3, the ratification of the selection of Deloitte to act as our independent registered public accounting firm requires approval by a majority of the total number of shares present and entitled to vote on the matter.
With respect to Proposal 3, abstentions will have the same effect as a vote against the matter.

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95

Board of Directors &
Stockholder Proposals

BOARD OF DIRECTORS PROPOSAL — AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION	96

STOCKHOLDER PROPOSAL — AVOID BRAND DAMAGE DUE TO CORPORATE POLITICAL SPENDING	98

STOCKHOLDER PROPOSAL — STOCKHOLDER RESOLUTION REGARDING BUSINESS OPERATIONS IN ILLEGAL SETTLEMENTS	101

2027 STOCKHOLDER PROPOSALS	105

96	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

Proposal 4 Board of Directors Proposal – Amendment to Restated Certificate of Incorporation to Provide for Officer Exculpation

The Board of Directors recommends that you vote FOR this Proposal 4. Your proxy will be so voted unless you specify otherwise on the proxy card.

The Board of Directors proposes, for approval by the Company’s stockholders, an amendment to the Company’s Restated
Certificate of Incorporation to limit the personal liability of certain officers of the Company for monetary damages for breach of fiduciary duty to the fullest extent permitted by the General Corporation Law of the State of Delaware ("DGCL").
The Board reviewed the proposed amendment and unanimously adopted a resolution approving, and recommending that stockholders approve, an amendment to the Restated Certificate of Incorporation to expand exculpation protections for certain officers of the Company in specified circumstances (the "Amendment"). The current exculpation protections available to the Company's directors are not affected by the proposed Amendment.
Currently, the Restated Certificate of Incorporation limits the personal liability of the Company's directors for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL; however, it does not provide for such exculpation of the Company's officers. Effective August 1, 2022, DGCL Section 102(b)(7) was amended to permit
Delaware corporations, subject to stockholder approval, to similarly limit the personal liability of certain officers for monetary damages resulting from breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty), subject to certain limitations. Under the DGCL, corporations may exculpate (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in a corporation’s public filings with the SEC, and (iii) other individuals who have agreed, by written agreement with a corporation, to be identified as officers of such corporation for purposes of Delaware's long-arm jurisdiction statute.
The DGCL permits exculpation only for direct claims (i.e., not for actions by or in the right of the Company) and does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The Amendment would only permit such exculpation to the extent permitted under the DGCL.
A copy of the Amendment in its entirety is attached as Appendix B.
Board’s Decision and Rationale
The Board believes the Amendment would provide a proper balance between stockholders’ interest in officer accountability and their interest in the Company being able to attract and retain qualified officers to work on its behalf. The officer exculpation provision could also potentially reduce litigation and related costs. The Board believes that failing to adopt the Amendment could impact the Company's recruitment or retention of exceptional individuals who may be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. The Board believes that enhancing the Company's ability to retain or attract experienced officers is in the best interests of the Company and its stockholders and that we should seek to assure such persons that exculpation under certain circumstances is available.

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BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

The Amendment would substantially align the exculpation protections for the Company's officers with those protections currently afforded to the Company's directors with respect to direct claims. The Board believes that it is advisable to provide for consistent treatment of officers and directors with respect to exculpation from liability under the DGCL since officers and directors have similar fiduciary duties.
In addition, adopting the Amendment would enable officers to exercise their business judgment in furtherance of the interests of the Company and its stockholders with less distraction posed by the risk of personal liability. The nature of the role of officers requires them to exercise judgment on significant issues, often in response to time-sensitive opportunities and challenges. Decisions made in these circumstances can create a risk of liability, particularly in today’s highly litigious environment, and without regard to underlying merit. Reducing concerns about personal exposure would allow current and future officers to focus on sound business judgment in the best interests of the Company's stockholders.
The Amendment
The Amendment, if approved by stockholders, would amend paragraph (4) of Article Fifth of the Restated Certificate of
Incorporation in its entirety to read as follows:
"(4) To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the
Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, in the case of directors only, (iv) for any transaction from which the director or officer derived an improper personal benefit or (v) for any action by or in the right of the Corporation, in the case of officers only. Any repeal or modification of this Article FIFTH shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this Article FIFTH, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as the same exists or may hereafter be amended."
The Amendment would not amend any other provisions of the Restated Certificate of Incorporation.
Consistent with the language for exculpation of directors currently included in paragraph (4) of Article Fifth of the Restated
Certificate of Incorporation, we also propose to amend Article Fifth to provide that no amendment or repeal of Article Fifth will adversely affect any right or protection of a director or officer existing at the time of such amendment or repeal with respect to acts or omissions occurring prior to such amendment or repeal.
Stockholder Approval Required
The Amendment requires an affirmative vote on this Proposal 4 by the holders of a majority of the shares of the
Company’s common stock outstanding and entitled to vote on the Amendment for approval. If the Amendment is approved by the stockholders, then the Amendment will become effective upon filing with the Secretary of State of Delaware, which the Company intends to do promptly after the Annual Meeting. The Board of Directors retains the discretion to abandon, and not implement, the Amendment at any time before it becomes effective. If the Amendment is not approved by the requisite vote, the Amendment will not be filed with the Secretary of State of Delaware and there will be no change to the
Restated Certificate of Incorporation.
The Board has carefully considered the Amendment and believes that the potential benefits of officer exculpation described in this Proposal 4 are in the best interests of the Company and its stockholders.

98	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

Proposal 5 Stockholder Proposal — Avoid Brand Damage due to Corporate Political Spending

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, owner of no fewer than 10 shares of the Company’s common stock (prior to the Stock Split), has submitted the following proposal, supporting statement, and graphic, and has given notice that he intends to present the following proposal at the Annual Meeting.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute those assertions.
Avoid Brand Damage due to Corporate Political Spending — Proposal 5
Shareholders of Booking Holdings (BKNG) request that the Company provide a report, updated annually, disclosing the Company’s:
1.Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect)
to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or
(b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including the identity of the recipient as well as the amount paid to each.
The report shall be presented to the board of directors and posted on the Company’s website. This proposal does not encompass lobbying spending.
Supporting Statement
Long-term shareholders of BKNG support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
A company’s reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and “social welfare” organizations- groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.
A recent poll of retail shareholders by Mason-Dixon Polling & Research found that 83% of respondents said they would have more confidence investing in companies that have adopted reforms that provide for transparency and accountability in political spending.
This proposal asks BKNG to disclose all of its electoral spending, including payments to Trade Associations and 501(c)(4)
social welfare organizations, which may be used for electoral purposes-and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Fortive, Marvell Technology, and Micron
Technology, which present this information on their websites.
Without knowing the recipients of our company’s political dollars BKNG directors and BKNG shareholders cannot sufficiently assess whether our Company’s election-related spending aligns with or conflicts with its policies on climate change, sustainability and other areas of concern.
Please vote for this timely governance reform:
Avoid Brand Damage due to Corporate Political Spending — Proposal 5

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	99
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

Board of Directors Statement in Opposition to Proposal 5

The Board of Directors recommends that you vote AGAINST this Proposal 5.

The Board of Directors and our Corporate Governance Committee do not believe that the preparation of the type of report requested in the proposal would be a productive use of the Company’s corporate resources or in the best interests of the
Company or its stockholders. The Company already discloses its policies and procedures on corporate political spending, and has a Board‑level review process for such activities, and has not made any corporate political contributions in at least the last ten years (covering the tenure of the Chair of our Corporate Governance Committee).
The Board believes that legal requirements relating to disclosure of political contributions, together with the Company’s existing policies and practices, provide appropriate oversight and accountability and already achieve the objectives of this proposal.
The Company has a publicly available Political Contributions Policy and generally prohibits many types of political contributions.
Our publicly available Political Contributions Policy sets forth the Company's policies and practices with respect to corporate political spending, political activities and expenditures, and trade association memberships. The Policy applies to all direct or indirect political contributions and expenditures made by the Company, and establishes a framework for our
Board’s Corporate Governance Committee to oversee this area.
The proponent requests a report addressing specific categories of political contributions, one of which involves contributions made to intervene in campaigns on behalf of political candidates. The Company's policy is not to make such contributions to political candidates, whether directly or indirectly, using corporate funds or other Company resources
(e.g., money, employee time, Company facilities, goods or services). In addition, the Company does not engage in various other categories of political contributions or expenditures identified in the proponent’s proposal. The Company does not:
●Make corporate contributions to any independent expenditure committee or Section 501(c)(4) entity that supports or opposes any federal, state or local political candidate;
●Directly pay for any independent expenditure or electioneering communication, as those terms are defined by applicable law;
●Maintain a federal political action committee; or
●Directly support or oppose ballot initiatives.
The Company has a longstanding history of being a responsible corporate citizen and has a responsibility to our stockholders to be engaged in the public policy process on issues that impact our industry to protect and promote the
Company's and our stockholders’ interests. To that end, like most major U.S. corporations, the Company belongs to various trade associations that focus on matters concerning the Company’s business interests, and that help advance these interests and related public policies. The proponent's supporting statement suggests the proponent is concerned about payments to trade associations and other tax-exempt organizations which could be used for electoral purposes.
However, depending on the type of trade association or tax-exempt organization, the Internal Revenue Code prohibits these types of entities from either directly or indirectly intervening in political activities, or from having political activities as their primary purpose. Membership in trade associations instead provides companies with access to industry, technical, and policy expertise and helps advance shared commercial interests. We value the expertise these organizations offer and believe that our involvement contributes to advancing the interests of the Company and our stockholders. Further, under our Political Contributions Policy, for any such organization that receives at least $25,000 in dues during a calendar year from us, we request information from the association on the portion of the Company’s payments, if any, that are used for non-deductible activities as defined under Internal Revenue Code Section 162(e)(1) and disclose such amounts to the
Corporate Governance Committee.

100	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS
In addition, our Code of Conduct, which is also publicly available, sets forth the Company's policy on employees' use of
Company time and resources for political activity. Our employees are permitted to participate in the political process and charitable activities as private citizens generally on their own time with their own resources and not as representatives of the Company. Under the Company's policies, it is improper for an employee to use Company property, equipment, or time for personal political activities.
Taken together, the Company's publicly available policies already provide transparency regarding the Company’s practices related to political contributions and activities that the proponent seeks.
The Company has not made any corporate political contributions in at least the last ten years. If the Company were to make such contributions or expenditures, disclosures would generally be publicly available as required by state and federal law.
Although the Company does not generally make political contributions or expenditures, if the Company were to make such contributions, information would be publicly available on the Federal Election Commission website, state campaign finance databases, and/or the Internal Revenue Service website. The Company complies with applicable laws when engaging in any type of political activity, including laws requiring public disclosure of political contributions and expenditures to state and federal agencies. As a result, the political contributions and expenditures referenced in the proposal would already publicly be disclosed as required by applicable law.
The Corporate Governance Committee receives information on the Company's political contributions and activities to ensure accountability and maintain robust oversight over the Company's practices.
The Corporate Governance Committee oversees the Political Contributions Policy, including the Company’s policies and practices regarding political contributions and expenditures. The Company's policy is not to make political contributions directly or indirectly to political candidates. Only the Chair of the Corporate Governance Committee can approve an exception to this rule, and our current Chair has never done so during his tenure on our Board.
Additionally, the Corporate Governance Committee reviews the Company’s Political Contributions Policy annually and, when appropriate, recommends amendments for the Board's approval. Taken together with the disclosures required under applicable law, this governance structure ensures meaningful transparency to our Board and reinforces strong accountability for the Company’s political spending and activities.
The Board believes that the proposal is unnecessary, redundant, and would not deliver meaningful benefit or value to stockholders.
As demonstrated above, the Company maintains well-established and robust policies and procedures governing its political activities and corporate contributions, which are publicly available. These policies provide our stockholders with meaningful information regarding the Company's political activities. The existing oversight framework requires disclosure of any political spending and related expenditures to the Corporate Governance Committee. Moreover, in compliance with applicable state and federal requirements substantial information about any political contributions and expenditures would generally be publicly available. There is substantial overlap between the information requested in the proposal and the
Company’s existing disclosures. The Board has determined that producing the report requested by proposal 5 would be an unnecessary use of the Company’s resources without any meaningful benefit or value to our stockholders.

The Board of Directors recommends that you vote AGAINST this Proposal 5. Your proxy will be so voted unless you specify otherwise on the proxy card.

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BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

Proposal 6 Stockholder Proposal — Stockholder Resolution Regarding Business Operations in Illegal Settlements

Rewan Al-Haddad of Ekō, 2443 Fillmore St #380-1279, San Francisco, CA 94115, on behalf of Lea Langdon Revocable
Trust U/A 7/24/00, owner of 5 shares of the Company’s common stock (prior to the Stock Split), has submitted the following proposal and supporting statement, and has given notice that she intends to present the following proposal at the Annual Meeting.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute those assertions.
Proposal 6 — Shareholder Resolution Regarding Business Operations in Illegal Settlements
THE RESOLUTION
WHEREAS: Booking Holdings Inc. (the "Company") lists accommodations and services in Israeli settlements in the
Occupied Palestinian Territory (OPT), including East Jerusalem.
WHEREAS: Issues of human rights violations and the illegality of such operations present material financial, operational, and reputational risks to the Company.
WHEREAS: International consensus (UNSC Resolution 2334) and the International Court of Justice (ICJ) affirm these settlements violate international law.[1] The ICJ’s July 2024 Advisory Opinion specifically obligated states and organizations not to recognize their legality[2].
WHEREAS: These operations have prompted criminal complaints filed in the Netherlands against Booking.com B.V., alleging profits constitute "proceeds of crime" resulting from war crimes. This legal jeopardy is highly material: Dutch law allows maximum penalties for serious financial violations up to 20% of the previous fiscal year's net revenue.[3] Even without a conviction, multi-year legal defense, compliance remediation, and potential fines entail significant costs to the Company.
WHEREAS: Related employee petitions and public campaigns pose risks and costs to the Company, while competitors, such as Airbnb, have acknowledged the business and reputational risks related to this issue and have committed to take
"no profits" from settlements.[4]
WHEREAS: The Company has previously assessed the risks associated with actively contested territory and responded with a legally and diplomatically well-considered approach in Russia and Ukraine, including suspending the booking of travel services in Russia and Belarus, allowing customers to cancel reservations in Ukraine at no cost, and waiving partner fees for short-term refugee stays.[5]
WHEREAS: Operations sustaining Human Rights and International Law violations contradict UN Guiding Principles;
which are espoused explicitly in the Company’s (Supplier) Code of Conduct and its Human Rights statement.
RESOLVED: Shareholders request that the Board of Directors prepare and disclose, at reasonable cost and omitting proprietary information, a report describing the Board’s role in overseeing human rights-related risks associated with the
Company’s operations, relationships, or activities connected to Israeli settlements in the Occupied Palestinian Territory, including how the Board identifies, assesses, and responds to such risks and any gaps the Board has identified in its oversight framework.
(1)Resolution 2334 (2016) /
(2)Advisory Opinion of 19 July 2024 | INTERNATIONAL COURT OF JUSTICE
(3)https://deroosenpen.nl/wp-content/uploads/2015/10/AML22_Chapter-26-%E2%80%93-Netherlands-1.pdf
(4)https://www.amnesty.org.uk/press-releases/airbnb-share-listing-company-deeply-compromised-israeli-settlement-properties
(5)https://www.sec.gov/Archives/edgar/data/1075531/000107553123000016/bkng-20221231.htm https://www.business-humanrights.org/en/
latest-news/booking-holdings-response/

102	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS
Board of Directors Statement in Opposition to Proposal 6

The Board of Directors recommends that you vote AGAINST this Proposal 6.

The Board of Directors and our Corporate Governance Committee do not believe that the preparation of the report requested would be in the best interests of the Company or its stockholders. The Company invests significant resources to administer its human rights policies and programs, which are carried out with Board‑level oversight. We continue to recognize the importance of being aware of our global impact on human rights and respecting human rights where we do business.
Respect for human rights is entrenched in our business, which is focused on helping people travel to experience different cultures and perspectives around the world.
Our mission to make it easier for everyone to experience the world is grounded in our belief that travel can bring out the best in humanity. It helps people better understand different cultures and ways of life. Guided by that principle, we believe the most positive human rights impact we can have is through the promotion and facilitation of travel where permitted throughout the world. Respecting human rights is a core value that is entrenched in our mission and we seek to conduct business in ways that respect human rights consistent with the United Nations (UN) Guiding Principles on Business and
Human Rights (UNGPs). We expect our employees, business partners, and customers to share this commitment.
As one of the world’s leading online travel companies, we recognize that we have a role to play in addressing adverse effects on human rights across our global operations and value chain. We evaluate human rights-related risks and opportunities across our operations and value chain and seek to develop strategies to cease, prevent, or mitigate these risks as appropriate. Where we determine that we cause or contribute to a negative impact, we will provide or participate in remediation.
One of the key areas we consider in assessing human rights risks is listing accommodations in conflict-affected areas. We recognize that some travel experiences across our platforms may be linked to areas where there are ongoing or potential conflicts arising from geo- or socio-political instability. Our core assumptions are:
●We permit listings unless legally prohibited;
●Our role is to provide relevant information to our customers; and
●Customers should be empowered to decide for themselves where to travel.
We operate in over 220 countries and territories and believe in public policies and laws that promote travel while protecting human rights. Our policies and procedures with respect to listings in conflict-affected areas are designed to function on a holistic basis that takes into account the global nature of our business, not in respect of specific conflicts or disputed areas. In furtherance of our role in providing information to customers while they make travel decisions, we have implemented a banner on search results pages for many conflict-affected or disputed territories that provides additional information and a recommendation to review government travel advisories before traveling to these locations.
We recognize that listings in disputed, conflict-affected and other potentially high-risk areas may be linked to human rights or security risks. Therefore, we have committed to conducting enhanced due diligence for listings in such areas. Where this enhanced due diligence process finds that we may be directly linked to negative human rights impacts through the activities of our listings, we will take appropriate action in accordance with the UNGPs.
We believe that a policy that analyzes listings on a case-by-case basis, with robust stakeholder engagement, heightened due diligence, informed by UNGPs 17-19 relating to corporate responsibilities in this area, best comports with our fundamental beliefs.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	103
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

Our human rights governance and management structure provides effective oversight of key human rights-
related risks and mitigation strategies.
The proposal requests a report on the Board’s role in overseeing human rights-related risks; however, the Board oversight framework is already available on the Company's website in the Human Rights Statement. The Company has an established governance framework through which the Corporate Governance Committee of our Board oversees the
Company’s human rights policies and practices. The Committee annually approves our Modern Slavery Statement and reviews any material updates to our Human Rights Statement, and provides updates to our Board as appropriate. Further, a management risk committee, along with our Chief Compliance & Ethics Officer, oversees the implementation of this
Statement and our human rights program. We also maintain a cross-functional Human Rights Steering Committee under our management risk committee that coordinates our efforts to identify, address, and report our human rights-related risks and opportunities.
We have enlisted an NGO and business and human rights consultancy to help us assess human rights risks. We also have an experienced in-house Head of Human Rights, and have grown our Human Rights team with internal staff across multiple functions. To help us get it right, we work with some of the foremost experts on business and human rights law, external legal counsel, human rights risk management consulting groups, the UN, civil society, and regional experts.
As outlined in our Human Rights Statement, we are committed to respecting human rights, and the Company maintains policies and practices that support this commitment.
We are committed to monitoring and addressing our most salient human rights risks, and to continually improving the management of our key human rights impacts as they evolve over time. We engage with various stakeholders, including our customers, business partners, and representatives of the communities in which we operate in order to strengthen our understanding of our human rights concerns. The Company considers a range of internationally recognized principles to inform our approach in managing human rights risks, including the UNGPs and the Universal Declaration of
Human Rights.
To solidify our core value of respecting and promoting human rights, we adopted our Human Rights Statement. The
Human Rights Statement outlines our foundational principles and sets out the key areas of impact we consider in assessing our human rights risks and opportunities, such as providing accommodations in conflict-affected areas, as well as: human trafficking, forced labor, and child labor; discrimination, harassment, and abuse; protecting local cultures, communities, and natural resources; privacy and data protection; and the fundamental rights of our employees.
We take a cross-functional approach and work to embed human rights due diligence into our internal policies and processes, and take actions to mitigate human rights risks, including:
●Training and guidance for key internal teams such as customer service and content moderation and external resources for partners;
●Assessing and addressing reports of potential human rights impacts and policy violations through our Trust &
Safety team;
●Industry and expert collaboration, including partnerships with civil society organizations;
●Policies and procedures like our Supplier Code of Conduct setting out our human rights expectations for third parties;
●Providing information to travelers about conflict-affected and high risk areas to help them make informed decisions;
●Robust content moderation; and
●Grievance mechanisms for our employees, customers, partners, and community members.
These policies and practices demonstrate that respecting human rights is a value that is embedded throughout our operations, such that the report requested in the proponent’s proposal would not meaningfully advance the interests of the
Company or its stockholders. Through this process, the key concerns raised by the proponent, including the identification, assessment, and response to human‑rights‑related risks associated with the Company’s operations, relationships, or activities in conflict‑affected areas are already acknowledged and addressed.

104	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS
Addressing the specific issue raised in the proponent’s proposal could create an expectation that the Company report on human rights issues regardless of materiality or significance to our overall operations, diverting significant Company time and resources without adding stockholder value. Moreover, the listings referenced in the proposal are financially immaterial to the Company’s business.
We provide our stockholders with substantial information to understand the Company's approach to assessing human rights-related risks in connection with these activities, and making a separate report on any specific territory or region would be unnecessary.
In addition, the proponent's proposal makes broad, unsubstantiated allegations that the Company has operations and relationships that are implicated in violations of international humanitarian and human rights law, and cites a number of subjective, inaccurate determinations by sources that are not necessarily aligned with our stockholders’ long-term financial interests. The Company has devoted considerable attention and scrutiny to the human rights issues that are relevant to our business. The Company has already adopted and implemented appropriate policies and practices that meaningfully address the concerns raised by the proponent, and the proponent has not evidenced the need for, or potential benefit of, the requested report. Accordingly, the Board does not believe that implementing this proposal—or producing the additional report it requests—would provide any further benefit or useful information to our stockholders and would instead result in significant expense, management distraction, and duplicative diversion of administrative resources.
For these reasons, the Board believes that Proposal 6 is not in the best interests of the Company or our stockholders.

The Board of Directors recommends that you vote AGAINST this Proposal 6. Your proxy will be so voted unless you specify otherwise on the proxy card.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	105
BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS
2027 Stockholder Proposals

BOARD OF DIRECTORS & STOCKHOLDER PROPOSALS

2027 Stockholder Proposals
Stockholders who, in accordance with Rule 14a‑8 of the SEC’s proxy rules, wish to present proposals (other than nominees for election to the Board pursuant to Article II Section 13 of our By‑Laws) for inclusion in the proxy materials to be distributed by us in connection with the 2027 annual meeting of stockholders must submit their proposals to our
Corporate Secretary on or before December    , 2026.
In order for proposals, including stockholder nominees for election to the Board (other than those requested to be included in our proxy materials pursuant to Article II Section 13 of our By‑Laws), to be properly brought before the 2027 annual meeting of stockholders in accordance with our By‑Laws (and not pursuant to SEC Rule 14a‑8), a stockholder’s notice of the matter the stockholder wishes to present must be delivered to our Corporate Secretary not less than 90 nor more than
120 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the By‑Laws (and not pursuant to SEC Rule 14a‑8 or Article II
Section 13 of our By‑Laws) must be received no earlier than February 2, 2027 and no later than March 4, 2027.
If one or more eligible stockholders desire to include one or more nominees for election to the Board in our proxy materials for the 2027 annual meeting of stockholders pursuant to Article II Section 13 of our By‑Laws, the notice required by Article II Section 13 of the By‑Laws must be delivered to our Corporate Secretary not less than 120 nor more than 150 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any such notice must be received no earlier than January 3, 2027 and no later than February 2, 2027.
In addition to satisfying the foregoing requirements under our By‑Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‑19 under the Exchange Act no later than April 3, 2027.

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107

Other Matters

OTHER MATTERS	108

ANNUAL MEETING INFORMATION	109

For the Annual Meeting of Stockholders to be Held on Tuesday, June 2, 2026	109

Voting Rights and Outstanding Shares; Approval	109

Revocability of Proxies	111

Solicitation	111

How to Attend the Annual Meeting	111

108	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
OTHER MATTERS
Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying proxy card intend to vote on those matters in accordance with their best judgment.
This proxy statement contains forward‑looking statements. These forward‑looking statements reflect our views regarding current expectations and projections about future events and conditions and are based on currently available information.
They are not guarantees of future performance and are subject to risks, uncertainties, and assumptions. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “aims,” “seeks,” “expects,”
“plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” and “continue,” reflecting something other than historical fact are intended to identify forward‑looking statements. Unless required by law, we undertake no obligation to update publicly any forward‑looking statements, whether as a result of new information, future events, or otherwise. However, readers should carefully review the reports and documents we file or furnish from time to time with the SEC, including our annual report on Form 10‑K for the fiscal year ended December 31, 2025, filed with the
SEC on February 18, 2026, our quarterly reports on Form 10‑Q and current reports on Form 8‑K.
Website links and other reports referenced in this proxy statement are for convenience only. Information contained in or accessible through such website links and other reports is not incorporated herein and does not constitute a part of this proxy statement.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	109
OTHER MATTERS
Annual Meeting Information
Annual Meeting Information

OTHER MATTERS

For the Annual Meeting of Stockholders to be Held on Tuesday,
June 2, 2026
The enclosed proxy is solicited on behalf of the Board of Booking Holdings Inc. for use at our 2026 Annual Meeting of
Stockholders to be held on Tuesday, June 2, 2026, at 11:00 a.m. local (Eastern) time, or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of
Annual Meeting of Stockholders. The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/
BKNG2026. We intend to mail this proxy statement and the proxy card on or about April      , 2026 to all stockholders
entitled to vote at the Annual Meeting.
Voting Rights and Outstanding Shares; Approval
Only stockholders of record at the close of business on April 7, 2026 will be entitled to notice of and to vote at the Annual
Meeting. At the close of business on April 7, 2026,        shares of common stock were outstanding and entitled to vote.
Each holder of record of common stock on April 7, 2026 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. If your shares are registered directly in your name with the Booking Holdings Inc.
transfer agent, Equiniti Trust Company, LLC, you are the shareholder of record with respect to those shares.
The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions, and broker non‑votes. A majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting, present either at the webcast or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders who are present at the Annual Meeting webcast or by proxy and who abstain, and proxies relating to shares held by a broker on your behalf (that is, in “street name”), that are not voted (referred to as “broker non‑votes”) will be treated as present for purposes of determining whether a quorum is present.

110	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
OTHER MATTERS
Annual Meeting Information

	Vote Required for Proposals			How Votes are Counted
Item	Proposal	Approval Standard	Voting Choices	Broker Discretion to Vote(1)	Impact of Abstain Vote	Treatment of Broker Non‑Vote	Board Vote Recommendation
1	Election of Directors	Majority of votes cast	For Against Abstain	No	No effect	No effect	FOR each nominee
2	Advisory Vote to Approve 2025 Executive Compensation	Majority of shares present and entitled to vote	For Against Abstain	No	Same effect as a vote against	No effect	FOR
3	Ratification of Selection of Independent Registered Public Accounting Firm	Majority of shares present and entitled to vote	For Against Abstain	Yes	Same effect as a vote against	Not applicable as brokers are entitled to vote(1)	FOR
4	Amendment of the Company's certificate of incorporation to provide for the exculpation of officers	Majority of shares outstanding and entitled to vote	For Against Abstain	No	Same effect as a vote against	Same effect as a vote against	FOR
5	Non‑Binding Stockholder Proposal	Majority of shares present and entitled to vote	For Against Abstain	No	Same effect as a vote against	No effect	AGAINST
6	Non‑Binding Stockholder Proposal	Majority of shares present and entitled to vote	For Against Abstain	No	Same effect as a vote against	No effect	AGAINST

(1)If your shares are held in “street name,” and you do not instruct the broker as to how to vote your shares on Proposals 1, 2, 4, 5, or 6 the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non‑vote” and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 3, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your broker so your vote can be counted.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	111
OTHER MATTERS
Annual Meeting Information

OTHER MATTERS

Revocability of Proxies
Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:
●filing a written notice of revocation with our Corporate Secretary at our principal executive office (800 Connecticut
Avenue, Norwalk, Connecticut 06854);
●filing with our Corporate Secretary at our principal executive office (800 Connecticut Avenue, Norwalk, Connecticut
06854) a properly executed proxy showing a later date; or
●attending the virtual Annual Meeting and voting through the platform (attendance at the meeting will not, by itself, revoke a proxy).
Please note that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name to obtain a 16‑digit control number.
Solicitation
We will pay for the entire cost of proxy solicitations, including preparation, assembly, printing, and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward these materials to the beneficial owners of common stock. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials. Our directors, officers, or other employees may also solicit proxies by telephone, in‑person, or otherwise. We will not additionally compensate directors, officers, or other employees for these services. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies, and we currently expect to pay
Morrow Sodali LLC approximately $11,000 for its services.
How to Attend the Annual Meeting
If you plan to attend the Annual Meeting, it will begin promptly at 11:00 a.m. Eastern Time and the webcast can be accessed at www.virtualshareholdermeeting.com/BKNG2026. We encourage you to access the meeting website prior to the start time to ensure your ability to access the meeting. If you wish to vote or ask questions at the Annual Meeting, you must provide the 16‑digit control number provided on your proxy card, on the Notice of Internet Availability of Proxy
Materials, or on the instructions that accompanied the proxy materials and follow the instructions available on the meeting website during the Annual Meeting. If you experience technical difficulties during check‑in or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform page for assistance.

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113

Appendices

114	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
APPENDICES
Unaudited Reconciliation of GAAP to Non‑GAAP Financial Information

Appendix A Unaudited Reconciliation of GAAP to Non-GAAP Financial Information

RECONCILIATION OF GAAP* NET INCOME TO ADJUSTED EBITDA AND PRE-SBC ADJUSTED EBITDA

		Year Ended December 31,
(In millions)(1)		2025	2024	2023	2022	2021
GAAP Net income		$5,404	$5,882	$4,289	$3,058	$1,165
(a)	Adjustments related to the Netherlands pension fund matter	(123)	—	276	—	—
(b)	Adjustments related to the fine imposed by the Spanish competition authority	—	(78)	530	—	—
(c)	Impact of certain indirect tax matters	45	337	62	46	—
(d)	Termination fee related to an acquisition agreement	—	—	90	—	—
(e)	Depreciation and amortization	623	591	504	451	421
(f)	Impairment	457	—	—	—	—
(g)	Loss on assets classified as held for sale	—	—	—	36	—
(h)	Gain on sale and leaseback transaction	—	—	—	(240)	—
(i)	Transformation costs	203	34	—	—	—
(e)	Interest and dividend income	(921)	(1,114)	(1,020)	(219)	(16)
(e)	Interest expense	1,617	1,295	897	391	334
(j)	Net (gains) losses on equity securities	(37)	(63)	131	963	577
(k)	Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and on debt-related foreign currency derivative instruments	1,380	(539)	163	(56)	(135)
(l)	Losses on early extinguishment of debt and related reverse treasury lock agreements	25	—	—	—	257
(m)	Change in fair value of the conversion option related to the convertible senior notes	(163)	535	—	—	—
(n)	Other	—	17	—	—	—
(e)	Income tax expense	1,428	1,410	1,192	865	300
ADJUSTED EBITDA		$9,937	$8,306	$7,112	$5,295	$2,904
(o)	Stock-based compensation (“SBC”) recorded in Personnel expenses	613	599	530	404	370
(o)	PRE-SBC ADJUSTED EBITDA	$10,550	$8,906	$7,642	$5,699	$3,274
STOCK-BASED COMPENSATION AS A % OF GAAP NET INCOME		11%	10%	12%	13%	32%
STOCK-BASED COMPENSATION AS A % OF PRE-SBC ADJUSTED EBITDA		6%	7%	7%	7%	11%

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	115
APPENDICES
Unaudited Reconciliation of GAAP to Non‑GAAP Financial Information

APPENDICES

RECONCILIATION OF GAAP* NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EPS(2)

		Year Ended December 31,
(In millions, except per share data and pre-split shares)(1)		2025	2024	2023	2022	2021
GAAP Net income		$5,404	$5,882	$4,289	$3,058	$1,165
(a)	Adjustments related to the Netherlands pension fund matter	(123)	—	276	—	—
(b)	Adjustments related to the fine imposed by the Spanish competition authority	—	(78)	530	—	—
(c)	Impact of certain indirect tax matters	45	337	62	46	—
(d)	Termination fee related to an acquisition agreement	—	—	90	—	—
(p)	Amortization of intangible assets	204	221	222	224	162
(f)	Impairment	457	—	—	—	—
(g)	Loss on assets classified as held for sale	—	—	—	36	—
(h)	Gain on sale and leaseback transaction	—	—	—	(240)	—
(i)	Transformation costs	203	34	—	—	—
(j)	Net (gains) losses on equity securities	(37)	(63)	131	963	577
(k)	Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and on debt-related foreign currency derivative instruments	1,380	(539)	163	(56)	(135)
(l)	Losses on early extinguishment of debt and related reverse treasury lock agreements	25	—	—	—	257
(m)	Amortization of debt discount and change in fair value of the conversion option related to the convertible senior notes	360	796	—	—	39
(q)	Adjustment to one-time deemed repatriation income tax liability resulting from the Tax Act and related net unrecognized tax benefit	—	(250)	—	—	—
(r)	Income taxes on convertible notes held for investment	—	—	—	—	31
(s)	Net unrecognized tax benefits related to French and Italian tax matters	—	—	—	100	16
(n)	Other	—	17	(31)	—	—
(t)	Tax impact of Non-GAAP adjustments	(475)	16	(170)	(133)	(219)
ADJUSTED NET INCOME		$7,444	$6,374	$5,561	$3,998	$1,893
POST-SPLIT BASIS
WEIGHTED-AVERAGE NUMBER OF DILUTED COMMON SHARES OUTSTANDING		816	852	913	1,001	1,034
GAAP NET INCOME APPLICABLE TO COMMON STOCKHOLDERS PER DILUTED COMMON SHARE (GAAP EPS)		$6.62	$6.91	$4.70	$3.05	$1.13
ADJUSTED NET INCOME APPLICABLE TO COMMON STOCKHOLDERS PER DILUTED COMMON SHARE (ADJUSTED EPS)		$9.12	$7.48	$6.09	$3.99	$1.83
PRE-SPLIT BASIS
WEIGHTED-AVERAGE NUMBER OF DILUTED COMMON SHARES OUTSTANDING (IN 000’S)		32,639	34,064	36,530	40,052	41,362
GAAP NET INCOME APPLICABLE TO COMMON STOCKHOLDERS PER DILUTED COMMON SHARE (GAAP EPS)		$165.57	$172.69	$117.40	$76.35	$28.17
ADJUSTED NET INCOME APPLICABLE TO COMMON STOCKHOLDERS PER DILUTED COMMON SHARE (ADJUSTED EPS)		$228.06	$187.10	$152.22	$99.83	$45.77

116	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
APPENDICES
Unaudited Reconciliation of GAAP to Non‑GAAP Financial Information
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

	Year Ended December 31,
(In millions)(1)	2025	2024
Net cash provided by operating activities	$9,409	$8,323
(u) Additions to property and equipment	(322)	(429)
FREE CASH FLOW	$9,086	$7,893
NET CASH PROVIDED BY OPERATING ACTIVITIES AS A % OF TOTAL REVENUES	35.0%	35.1%
FREE CASH FLOW AS A % OF TOTAL REVENUES	33.8%	33.3%
* U.S. generally accepted accounting principles.
(1)Amounts may not total due to rounding.
(2)Share numbers, GAAP EPS, and Adjusted EPS are presented on a pre-split basis also. See page 10 of the proxy statement for additional information regarding the Stock Split.
Notes:
(a)Adjustments related to the Netherlands pension fund matter are recorded in Personnel expenses and General and Administrative expenses, as applicable. During the year ended December 31, 2025, the Netherlands pension fund matter related to 2023 and earlier years was resolved resulting in a $123 million reduction to the related accruals, and has been excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. When the liability related to these years was initially recorded in the
Company's Consolidated Financial Statements for 2023, its impact was excluded from the Non-GAAP results for that year.
(b)Adjustments related to the fine imposed by the Spanish competition authority are recorded in General and administrative expenses and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(c)Adjustments for the impact of certain indirect tax matters are recorded in General and administrative expenses and excluded from
Net income to calculate Adjusted Net income and Adjusted EBITDA.
(d)Termination fee related to the acquisition agreement for the Etraveli Group is recorded in General and administrative expenses and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(e)Depreciation and amortization, Interest and dividend income, Interest expense, and Income tax expense are excluded from Net income to calculate Adjusted EBITDA.
(f)Impairment of KAYAK’s goodwill and certain intangibles assets is recorded in Operating expenses and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(g)Loss on assets classified as held for sale is recorded in Other operating expenses and excluded from Net income to calculate
Adjusted Net income and Adjusted EBITDA.
(h)Gain on the sale and leaseback transaction related to Booking.com’s headquarters building is recorded in Other operating expenses and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(i)In November 2024, the Company announced its intention to implement certain organizational changes to improve operating expense efficiency, increase organizational agility, free up resources that can be reinvested into further improving its offering to travelers and partners, and better position the Company for the long-term (the "Transformation Program"). Certain costs incurred in connection with this transformation program, which are not considered normal operating expenses, are excluded from Net income to calculate
Adjusted Net income and Adjusted EBITDA. These costs are recorded in Transformation costs and primarily consist of employee termination benefits and professional fees.
(j)Net (gains) losses on equity securities with readily determinable fair values, significant gains on equity securities without readily determinable fair values, and impairments of investments in equity securities are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(k)Foreign currency transaction (gains) losses on the remeasurement of Euro-denominated debt and accrued interest that are not designated as hedging instruments for accounting purposes and on debt-related foreign currency derivative instruments used as economic hedges are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and
Adjusted EBITDA.
(l)Losses on early extinguishment of debt and losses on related reverse treasury lock agreements which were designated as cash flow hedges are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and
Adjusted EBITDA.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	117
APPENDICES
Unaudited Reconciliation of GAAP to Non‑GAAP Financial Information

APPENDICES

(m)For the years ended December 31, 2025 and December 31, 2024, the Company recorded losses of $360 million and $796 million, respectively, related to the conversion option on the convertible senior notes that matured in May 2025, which primarily represents the changes in the fair value of an embedded derivative and amortization of debt discount. Under U.S. GAAP, the conversion option is required to be accounted separately as an embedded derivative as, during the year ended December 31, 2024, the Company irrevocably elected cash as the settlement method for the conversion premium on the maturity of the notes. See the Consolidated
Financial Statements included in the Company’s 2025 Form 10-K for additional information. The adjustment for the loss related to the conversion option on convertible senior notes, including amortization of the debt discount, is recorded in Interest expense and
Other income (expense), net, as applicable, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA.
(n)For the year ended December 31, 2024, includes an accrual related to the Canadian digital services taxes for the years ended
December 31, 2022 and 2023 enacted in June 2024 with retrospective effect, which is recorded in Sales and other expenses. For the year ended December 31, 2023, includes interest received on tax payments refunded pursuant to a settlement with authorities, which is recorded in Interest and dividend income and Income tax expense, as applicable.
(o)Stock-based compensation recorded in Personnel expenses is excluded from Net income to calculate Pre-SBC Adjusted EBITDA.
(p)Amortization of intangible assets is recorded in Depreciation and amortization expenses and excluded from Net income to calculate
Adjusted Net income.
(q)Adjustment to one-time deemed repatriation income tax liability resulting from the U.S. Tax Cuts and Jobs Act ("Tax Act") and related net unrecognized tax benefit are recorded in Income tax expense and excluded from Net income to calculate Adjusted Net income.
In 2024, the Company recorded a reduction of $250 million to income tax expense based upon a U.S. Tax Court decision.
(r)Excludes income taxes related to the redemption of convertible notes held for investment that were reclassified from Accumulated other comprehensive loss to Income tax expense.
(s)Net unrecognized tax benefits related to French and Italian income tax matters is recorded in Income tax expense and excluded from Net income to calculate Adjusted Net income.
(t)Reflects the tax impact of Non-GAAP adjustments above which are excluded from Net income to calculate Adjusted Net income.
(u)Cash used for additions to property and equipment is included in the calculation of Free cash flow.
For (a) - (t) above, Net income, Sales and other expenses, Personnel expenses, General and administrative expenses, Impairment,
Operating expenses, Other Operating expenses, Other income (expense), net, Depreciation and amortization expenses,
Transformation costs, Interest expense, Interest and dividend income, Other income (expense), net, and Income tax expense refers to the respective line item in the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the relevant year. For a more detailed discussion of the adjustments described above, please see our earnings press release for the relevant period, including the section under the heading “Non-GAAP Financial Measures” which provides definitions and information about the use of non-GAAP financial measures.

118	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
APPENDICES
Non‑GAAP Financial Measures
Non‑GAAP Financial Measures
Reconciliations of (i) Net income to Adjusted EBITDA and Pre-SBC Adjusted EBITDA, (ii) Net income to Adjusted Net income and Adjusted EPS, and (iii) Net cash provided by operating activities to Free cash flow are detailed in the
Reconciliation of GAAP to Non-GAAP Financial Information above.
Adjusted Net income, Adjusted EBITDA, Pre-SBC Adjusted EBITDA, and Free cash flow are “non-GAAP financial measures,” as such term is defined by the SEC, and may differ from non-GAAP financial measures used by other companies. As discussed in this proxy statement, we use Adjusted EBITDA (calculated as described in this proxy statement) as a key performance measure under our annual cash incentive bonus plan and long-term equity incentive awards, as they pertain to the named executive officers. This non-GAAP measure and the other non-GAAP measures used are not intended to represent funds available for our discretionary use and are not intended to represent, or to be used as a substitute for, operating income or net income as measured under GAAP. The items excluded from Adjusted
Net income, Adjusted EBITDA, Pre-SBC Adjusted EBITDA, and Free cash flow but included in the calculation of their closest GAAP equivalent, are significant components of our consolidated statements of operations and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.
We also use Adjusted Net income and Adjusted EBITDA for financial and operational decision-making. We believe that
Adjusted Net income, Adjusted EBITDA, Pre-SBC Adjusted EBITDA, and Free cash flow are useful for analysts and investors to evaluate our ongoing operating performance because they facilitate comparison of our results for the current period and projected next-period results to those of prior periods and to those of our competitors (though other companies may calculate similar non-GAAP financial measures differently than those calculated by us). Data of our competitors presented in this proxy statement is derived from publicly available information. The Company has not independently verified the accuracy or completeness of the underlying non-GAAP financial measures of any such competitor.
The presentation of this financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The discussion of non-GAAP adjustments above is based on GAAP as applicable to the Company for the year ended December 31, 2025.

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	119
APPENDICES
Certificate of Amendment of the Restated Certificate of Incorporation of Booking Holdings Inc.

APPENDICES

Appendix B Certificate of Amendment of the Restated Certificate of Incorporation of Booking Holdings Inc.

CERTIFICATE OF AMENDMENT OF THE
RESTATED CERTIFICATE OF INCORPORATION OF
BOOKING HOLDINGS INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Booking Holdings Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of
Delaware, does hereby certify:
FIRST:            The fourth paragraph of Article FIFTH of the Restated Certificate of Incorporation of the Corporation
is hereby amended in its entirety to read as follows:
“(4)      To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, in the case of directors only, (iv) for any transaction from which the director or officer derived an improper personal benefit or (v) for any action by or in the right of the Corporation, in the case of officers only. Any repeal or modification of this Article FIFTH shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this Article FIFTH, “officer” shall have the meaning provided in
Section 102(b)(7) of the DGCL as the same exists or may hereafter be amended.”
SECOND:        The amendment to the Restated Certificate of Incorporation effected hereby has been proposed by the Board of Directors of the Corporation and adopted by the requisite vote of the stockholders of the Corporation in the manner prescribed by Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed in its name on this [__] day of June 2026.
BOOKING HOLDINGS INC.
By:
Name: Peter J. Millones
Title: Executive Vice President and General Counsel

120	BOOKING HOLDINGS INC. | 2026 PROXY STATEMENT
APPENDICES
Form of Proxy Card
PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION - DATED APRIL 10, 2026

Appendix C Form of Proxy Card

BOOKING HOLDINGS

BOOKING HOLDINGS INC.
800 CONNECTICUT AVENUE
NORWALK, CT 06854

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BKNG2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92363-P42763 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOOKING HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

1. To elect eleven directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.

Nominees:	**For**	**Against**	**Abstain**
1a. Glenn D. Fogel	☐	☐	☐
1b. Mirian M. Graddick-Weir	☐	☐	☐
1c. Kelly Grier	☐	☐	☐
1d. Robert J. Mylod, Jr.	☐	☐	☐
1e. Charles H. Noski	☐	☐	☐
1f. Larry Quinlan	☐	☐	☐
1g. Nicholas J. Read	☐	☐	☐
1h. Thomas E. Rothman	☐	☐	☐
1i. Kurt Sievers	☐	☐	☐
1j. Sumit Singh	☐	☐	☐
1k. Vanessa A. Wittman	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Advisory vote to approve 2025 executive compensation.	☐	☐	☐
3. Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. Amendment of the Company's certificate of incorporation to provide for the exculpation of officers.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:	**For**	**Against**	**Abstain**
5. Non-binding stockholder vote on a proposal to avoid brand damage due to corporate political spending.	☐	☐	☐
6. Non-binding stockholder vote on a stockholder resolution regarding business operations in illegal settlements.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2026 PROXY STATEMENT | BOOKING HOLDINGS INC.	121
APPENDICES
Form of Proxy Card

APPENDICES

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V92364-P42763

BOOKING HOLDINGS INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 2, 2026

The undersigned hereby appoints EWOUT L. STEENBERGEN and PETER J. MILLONES, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Booking Holdings Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Booking Holdings Inc. to be held on Tuesday, June 2, 2026 at 11:00 a.m. Eastern Time held virtually at www.virtualshareholdermeeting.com/BKNG2026, and at any and all continuations and adjournments of the meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all matters that may properly come before the meeting.

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND AGAINST PROPOSALS 5 AND 6, EACH AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

Continued and to be signed on reverse side

BOOKING HOLDINGS

800 Connecticut Avenue
Norwalk, Connecticut 06854
www.bookingholdings.com